UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Robert T. Burns, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	May 31, 2019

Date of reporting period:	June 1, 2018 — November 30, 2018

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

IMPORTANT NOTICE: Beginning on January 1, 2021, reports like this one will no longer automatically be sent by mail. See inside for more information.

Putnam INVESTMENTS

Putnam Dynamic Risk Allocation Fund

Semiannual report
11 | 30 | 18

Asset allocation funds invest in a mix of many different types of investments to help weather changing market environments.

FUND SYMBOL
CLASS A
PDREX

Putnam
Dynamic Risk
Allocation Fund

Semiannual report
11 | 30 | 18

IMPORTANT NOTICE: Delivery of paper fund reports

In accordance with regulations adopted by the Securities and Exchange Commission, beginning on January 1, 2021, reports like this one will no longer be sent by mail unless you specifically request it. Instead, they will be on Putnam’s website, and you will be notified by mail whenever a new one is available, and provided with a website link to access the report.

If you wish to stop receiving paper reports sooner, or if you wish to continue to receive paper reports after January 1, 2021 free of charge, please see the back cover or insert for instructions. If you invest through a bank or broker, your choice will apply to all funds held in your account. If you invest directly with Putnam, your choice will apply to all Putnam funds in your account.

If you already receive these reports electronically, no action is required.

Message from the Trustees

January 11, 2019

Dear Fellow Shareholder:

Global financial markets dealt with some challenges as we entered the final months of 2018. After rising to record highs in the summer, U.S. stocks experienced increased turbulence with concerns mounting over rising interest rates and the escalating U.S.–China trade conflict. International stock markets, which have lagged U.S. markets all year, took another leg down during a selloff in October. Fixed-income markets, while generally less volatile than stocks, have also encountered headwinds as the Federal Reserve has continued its path of normalizing monetary policy. Against this backdrop, the U.S. economy continues to grow, but markets may remain choppy.

Although no one can predict the direction of the markets in the months ahead, Putnam’s experienced investment professionals actively seek to position their fund portfolios for all types of conditions. They take a research-intensive approach to investing that includes risk management strategies designed to serve investors through changing markets. In all environments, we believe investors should remain focused on time-tested strategies: maintain a well-diversified portfolio, think about long-term goals, and speak regularly with your financial advisor.

Thank you for investing with Putnam.

Traditional balanced funds can be unbalanced in terms of risk. Instead of balancing stocks and bonds, Putnam Dynamic Risk Allocation Fund makes allocations across four different risk sources — equity, credit, inflation, and interest rates. We believe this flexible approach can produce better risk-adjusted returns for investors over time.

2 Dynamic Risk Allocation Fund

Illustrations are hypothetical and are not intended to represent the current allocation of any Putnam fund. A traditional balanced fund is represented by a 60%/40% split between equities and fixed income, as defined by Lipper. Risk contribution is from Putnam research, which uses the historical standard deviation for the respective asset classes multiplied by the appropriate asset weight. Leverage may be achieved either through short-term borrowing or through the use of derivatives. Asset weights may exceed 100% in funds that employ leverage due to borrowed capital and/or derivatives exposure. Risk, as measured by standard deviation, gauges how widely a set of values varies from the mean. It is a historical measure of the variability of return earned by an investment portfolio over a three-year period. Asset weight for Putnam Dynamic Risk Allocation Fund represents a baseline allocation selected by the fund’s portfolio managers and is subject to change. It is inclusive of leverage and represents a starting point for future active allocation.

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Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See below and pages 10–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* The Putnam Dynamic Risk Allocation Blended Index is an unmanaged index administered by Putnam Management, 50% of which is the MSCI World Index (ND), 40% of which is the Bloomberg Barclays Global Aggregate Bond Index, and 10% of which is the S&P GSCI. See index descriptions on pages 16–17.

† Returns for the six-month period are not annualized, but cumulative.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 11/30/18. See above and pages 10–12 for additional fund performance information. Index descriptions can be found on pages 16–17.

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Jason is Co-Head of Global Asset Allocation. He has an M.B.A. from the University of Chicago Booth School of Business and a B.S. from Northeastern University. Jason joined Putnam in 1999 and has been in the investment industry since 1993.

In addition to Jason, James A. Fetch and Robert J. Schoen are Portfolio Managers of the fund.

Please describe the investment environment for the reporting period.

Global markets were marked by a series of ups and downs during the six-month period that ended November 30, 2018. The U.S. economy strengthened but interest rates, market volatility, and global trade tensions increased. Buoyed by government spending and tax cuts, the economy grew at a 3.5% annual rate in the third quarter of 2018, after expanding 4.2% in the second quarter, according to the Commerce Department. Unemployment has touched multi-decade lows, inflation remains anchored, and the likelihood of a recession remains low, in our view.

Still, the outlook for global economic growth has eased over the past few months because of protectionist tariffs, higher interest rates, and weakness in many emerging markets, including China. And for stocks and bonds, the reporting period has turned out to be more challenging than the previous period. The Federal Reserve has raised its benchmark interest rate steadily in 2018. Additional rate hikes are possible in 2019.

Large-cap stocks and their mid- and small-cap counterparts have declined recently. Market

Dynamic Risk Allocation Fund 5

Allocations are shown as a percentage of the fund’s net assets as of 11/30/18. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

A negative percentage reflects the effect of fund strategies that are designed to enhance performance if certain securities decline in value.

volatility and losses spiked in October and November 2018, as investor appetite for riskier assets tumbled. In fixed-income markets, Treasury yields and short-term interest rates rose during the period. With short-term Treasury yields climbing faster than long-term yields, the yield curve flattened, which causes concern because this has happened in the past as a forerunner to recessions. Also, higher rates are a headwind for fixed-income assets.

How did the fund perform during the reporting period?

The fund declined 7.15% during the six-month period compared with a loss of 3.04% for its benchmark index. The fund allocates assets across four different risk categories: stocks, interest rate-sensitive bonds, credit-sensitive bonds, and inflation-sensitive assets. It was a difficult period for all of the fund’s risk allocations.

What helped and what detracted in the fund’s performance relative to its composite benchmark?

The fund’s negative performance was driven by equities, bonds, and inflation-sensitive assets. Small gains in the U.S. equity markets were offset by significant weakness in international developed- and emerging-market stocks. U.S. and international government bonds also declined. In addition, inflation-sensitive securities detracted, led by commodities. In our view, the commodities sector was hurt by the dramatic sell-off in crude oil prices when the U.S. government, after reimposing sanctions against Iran’s oil exports, granted waivers to some of the biggest buyers of these exports.

6 Dynamic Risk Allocation Fund

We seek to add value through asset allocation strategies and active security selection. Our allocation strategies added value, but our active implementation and security selection detracted. With regard to positive contributors, an overweight position in U.S. equities and an underweight position in rate-sensitive fixed-income assets helped performance. But those positions could not offset weakness elsewhere. Our overweight position in commodities detracted and offset much of the gains from other allocation decisions.

Within implementation, our international developed-market equities strategy underperformed the fund’s benchmark. Active currency decisions and a short-term S&P 500 mean-reversion strategy also detracted from the fund’s performance. The declines were partially offset by strong fixed-income security selection.

How did the fund use derivatives?

The fund used futures, forward currency contracts, total return swaps and interest rate swaps to hedge, among other things, market and currency risks.

What is your outlook for 2019, and how have you positioned the fund?

We recently increased our exposure to equity, inflation (commodities), and credit risks, looking to take advantage of short-term market

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 11/30/18. Short-term investments, TBA commitments and derivatives, if any, are excluded. Holdings may vary over time.

Dynamic Risk Allocation Fund 7

weakness. We believe bond yields will continue to drift higher in 2019 as interest-rate normalization continues in the United States and globally. While we believe the nine-year U.S. economic expansion is poised to continue, our view is that growth is likely to slow in 2019 as the stimulus provided by the tax cuts wanes.

The Fed has also stepped up the pace of its balance sheet reductions this year, which constrains liquidity and fosters volatility. Overall, we believe that the combination of a peak in global growth momentum, rising inflation risks, and a more restrictive Fed is a good recipe for higher volatility in markets.

The portfolio has an overweight position in U.S. equities and commodities. We are neutral on high-yield credit and have a slightly underweight position in interest-rate-sensitive fixed-income assets. For U.S. stocks, we expect to see short-term upgrades as companies return to buying back their own shares and valuations become more appealing due to recent market weakness. We are constructive on commodities because we believe that the correction in oil has brought prices to levels that are not warranted when there are positive supply/demand dynamics that can push energy prices higher. In terms of credit, we recently upgraded our position due to positive indications from our quantitative model and what we believe are slightly better fundamentals in this sector following third-quarter earnings reports.

Thank you, Jason, for your time and insights today.

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates. In other examples, the managers may use options and futures contracts to hedge against a variety of risks by establishing a combination of long and short exposures to specific equity markets or sectors.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

8 Dynamic Risk Allocation Fund

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk. Statements in the Q&A concerning the fund’s performance or portfolio composition relative to those of the fund’s Lipper peer group may reference information produced by Lipper Inc. or through a third party.

Allocations are shown as a percentage of the fund’s net assets as of 11/30/18. Risk contribution is from Putnam research, which uses the historical standard deviation for the respective asset classes multiplied by the appropriate asset weight. Holdings and allocations may vary over time.

Dynamic Risk Allocation Fund 9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended November 30, 2018, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R6, and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 11/30/18

	Life of	Annual		Annual		Annual
	fund	average	5 years	average	3 years	average	1 year	6 months
Class A (9/19/11)
Before sales charge	29.18%	3.62%	11.43%	2.19%	11.60%	3.73%	–5.33%	–7.15%
After sales charge	21.75	2.77	5.02	0.98	5.18	1.70	–10.77	–12.49
Class B (9/19/11)
Before CDSC	22.35	2.84	7.32	1.42	9.10	2.95	–6.11	–7.46
After CDSC	22.35	2.84	5.37	1.05	6.10	1.99	–10.72	–12.09
Class C (9/19/11)
Before CDSC	22.32	2.84	7.21	1.40	9.04	2.93	–6.08	–7.53
After CDSC	22.32	2.84	7.21	1.40	9.04	2.93	–7.00	–8.46
Class M (9/19/11)
Before sales charge	24.56	3.10	8.59	1.66	9.88	3.19	–5.87	–7.42
After sales charge	20.20	2.59	4.79	0.94	6.03	1.97	–9.16	–10.66
Class R (9/19/11)
Net asset value	26.79	3.35	9.91	1.91	10.70	3.45	–5.60	–7.27
Class R6 (7/2/12)
Net asset value	32.50	3.99	13.38	2.54	12.87	4.12	–4.97	–6.91
Class Y (9/19/11)
Net asset value	31.53	3.88	12.73	2.42	12.41	3.98	–5.15	–7.05

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R6, and Y shares have no initial sales charge or CDSC. Performance for class R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

10 Dynamic Risk Allocation Fund

Comparative index returns For periods ended 11/30/18

	Life of	Annual		Annual		Annual
	fund	average	5 years	average	3 years	average	1 year	6 months
Putnam Dynamic Risk
Allocation Blended Index*	37.90%	4.57%	12.43%	2.37%	16.79%	5.31%	–1.09%	–3.04%
Lipper Alternative Global
Macro Funds category	25.36	3.05	7.83	1.43	9.03	2.75	–2.97	–3.38
average†

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* The Putnam Dynamic Risk Allocation Blended Index is an unmanaged index administered by Putnam Management, 50% of which is the MSCI World Index (ND), 40% of which is the Bloomberg Barclays Global Aggregate Bond Index, and 10% of which is the S&P GSCI. See index descriptions on pages 16–17.

† Over the 6-month, 1-year, 3-year, 5-year, and life-of-fund periods ended 11/30/18, there were 270, 265, 233, 199, and 136 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 11/30/18

	Class A		Class B	Class C	Class M		Class R	Class R6	Class Y
	Before	After	Net	Net	Before	After	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value
5/31/18	$11.61	$12.32	$11.39	$11.42	$11.59	$12.01	$11.56	$11.58	$11.63
11/30/18	10.78	11.44	10.54	10.56	10.73	11.12	10.72	10.78	10.81

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

The fund made no distributions during the period.

Dynamic Risk Allocation Fund 11

Fund performance as of most recent calendar quarter Total return for periods ended 12/31/18

	Life of	Annual		Annual		Annual
	fund	average	5 years	average	3 years	average	1 year	6 months
Class A (9/19/11)
Before sales charge	23.18%	2.90%	5.63%	1.10%	9.81%	3.17%	–11.00%	–10.92%
After sales charge	16.10	2.07	–0.45	–0.09	3.49	1.15	–16.12	–16.04
Class B (9/19/11)
Before CDSC	16.72	2.15	1.87	0.37	7.49	2.44	–11.64	–11.17
After CDSC	16.72	2.15	0.04	0.01	4.49	1.47	–16.03	–15.59
Class C (9/19/11)
Before CDSC	16.69	2.14	1.81	0.36	7.43	2.42	–11.63	–11.24
After CDSC	16.69	2.14	1.81	0.36	7.43	2.42	–12.51	–12.12
Class M (9/19/11)
Before sales charge	18.80	2.39	3.00	0.59	8.18	2.66	–11.47	–11.16
After sales charge	14.65	1.89	–0.61	–0.12	4.40	1.44	–14.57	–14.27
Class R (9/19/11)
Net asset value	21.03	2.66	4.38	0.86	9.10	2.95	–11.17	–10.94
Class R6 (7/2/12)
Net asset value	26.48	3.28	7.60	1.48	11.25	3.62	–10.60	–10.68
Class Y (9/19/11)
Net asset value	25.58	3.18	6.99	1.36	10.72	3.45	–10.79	–10.79

See the discussion following the fund performance table on page 10 for information about the calculation of fund performance.

12 Dynamic Risk Allocation Fund

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y
Net expenses for the fiscal year
ended 5/31/18*	1.15%	1.90%	1.90%	1.65%	1.40%	0.76%	0.90%
Total annual operating expenses for the
fiscal year ended 5/31/18	1.39%	2.14%	2.14%	1.89%	1.64%	1.00%	1.14%
Annualized expense ratio for the
six-month period ended 11/30/18	1.14%	1.89%	1.89%	1.64%	1.39%	0.75%	0.89%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit certain fund expenses through 9/30/19.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 6/1/18 to 11/30/18. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$5.51	$9.12	$9.12	$7.92	$6.72	$3.63	$4.30
Ending value (after expenses)	$928.50	$925.40	$924.70	$925.80	$927.30	$930.90	$929.50

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 11/30/18. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Dynamic Risk Allocation Fund 13

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 11/30/18, use the following calculation method. To find the value of your investment on 6/1/18, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$5.77	$9.55	$9.55	$8.29	$7.03	$3.80	$4.51
Ending value (after expenses)	$1,019.35	$1,015.59	$1,015.59	$1,016.85	$1,018.10	$1,021.31	$1,020.61

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 11/30/18. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

14 Dynamic Risk Allocation Fund

Consider these risks before investing

International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. The fund may invest a portion of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk and the risk that they may increase in value less when interest rates decline and decline in value more when interest rates rise. Allocation of assets among asset classes may hurt performance, and efforts to diversify risk through the use of leverage and allocation decisions may not be successful. Derivatives carry additional risks, such as the inability to terminate or sell derivatives positions and the failure of the other party to meet its obligations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. Active trading strategies may lose money or not earn a return sufficient to cover trading and other costs. Use of leverage obtained through derivatives increases these risks by increasing investment exposure. Over-the-counter derivatives are also subject to the risk of the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. REITs are subject to the risk of economic downturns that have an adverse impact on real estate markets. The use of short selling may result in losses if the securities appreciate in value. Commodities involve market, political, regulatory, and natural conditions risks. Stock and bond prices may fall or fail to rise over time for several reasons, including general financial market conditions, changing market perceptions (including, in the case of bonds, perceptions about the risk of default and expectations about monetary policy or interest rates), changes in government intervention in the financial markets, and factors related to a specific issuer or industry. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. You can lose money by investing in the fund.

Dynamic Risk Allocation Fund 15

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Bloomberg Barclays Global Aggregate Bond Index is an unmanaged index of global investment-grade fixed-income securities.

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofAML (Intercontinental Exchange Bank of America Merrill Lynch) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

MSCI EAFE Index (ND) is an unmanaged index of equity securities from developed countries in Western Europe, the Far East, and Australasia. Calculated with net dividends (ND), this total return index reflects the reinvestment of dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

MSCI World Index (ND) is an unmanaged index of equity securities from developed countries. Calculated with net dividends (ND), this total return index reflects the

16 Dynamic Risk Allocation Fund

reinvestment of dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

Putnam Dynamic Risk Allocation Blended Index is a benchmark administered by Putnam Management, comprising 50% the MSCI World Index (ND), 40% the Bloomberg Barclays Global Aggregate Bond Index, and 10% the S&P GSCI.

S&P 500 Index is an unmanaged index of common stock performance.

S&P GSCI is a composite index of commodity sector returns that represents a broadly diversified, unleveraged, long-only position in commodity futures.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

ICE Data Indices, LLC (“ICE BofAML”), used with permission. ICE BofAML permits use of the ICE BofAML indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofAML indices or any data included in, related to, or derived therefrom, assumes no liability in connection with the use of the foregoing, and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2018, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at  1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of November 30, 2018, Putnam employees had approximately $477,000,000 and the Trustees had approximately $66,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Dynamic Risk Allocation Fund 17

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel discussed with representatives of Putnam Management the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review, identifying possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2018, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2018, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 2018 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review.

The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2018. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not attempted to evaluate PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund, and the application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the funds’ current fee arrangements under the management contracts were first implemented at the beginning of 2010 following extensive review

18 Dynamic Risk Allocation Fund

by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to fund shareholders. (In a few instances, funds have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.)

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment strategy, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee structure for your fund would be appropriate at this time.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee rates as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to support the effort to have fund expenses meet competitive standards, the Trustees and Putnam Management have implemented expense limitations that were in effect during your fund’s fiscal year ending in 2017. These expense limitations were: (i) a contractual expense limitation applicable to all open-end funds of 25 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to specified open-end funds, including your fund, of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for the funds. Most funds, including your fund, had sufficiently low expenses that these expense limitations were not operative during their fiscal years ending in 2017. Putnam Management has agreed to maintain these expense limitations until at least September 30, 2019. In addition, Putnam Management contractually agreed to waive fees and/or reimburse expenses of your fund to the extent that expenses of the fund (excluding payments under the fund’s distribution plans, investor servicing fees, brokerage, interest, taxes, investment-related expenses, extraordinary expenses, and acquired fund fees and expenses) would exceed an annual rate of 0.70% of its average net assets through at least September 30, 2019. During its fiscal year ending in 2017, your fund’s expenses were reduced as a result of this expense limitation. Putnam Management’s support for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the second quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the second quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2017. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Broadridge as of December 31, 2017 reflected the most recent fiscal year-end data available in Broadridge’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam

Dynamic Risk Allocation Fund 19

Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees in connection with their annual contract review for the Putnam funds included information regarding fees charged by Putnam Management and its affiliates to institutional clients, including defined benefit pension and profit-sharing plans and sub-advised mutual funds. This information included, in cases where an institutional product’s investment strategy corresponds with a fund’s strategy, comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients as compared to the services provided to the Putnam funds. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees and the full Board of Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officers and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2017 was a strong year for the performance of the Putnam funds, with generally favorable results for most asset classes, including U.S. equity, international and global equity, taxable and tax exempt fixed income, and global asset allocation Funds. In this regard, the Trustees considered that, for the one-year period ended December 31, 2017, the Putnam open-end Funds’ performance, on an asset-weighted basis, ranked in the 32nd percentile of their Lipper peers (excluding those Putnam funds that are evaluated based on their total returns and/or comparisons of those returns versus selected investment benchmarks or targeted annual returns). The Trustees observed that this strong performance has continued a positive trend that began in mid-year 2016 across most Putnam funds. They noted that the longer-term performance of the Putnam funds continued to be strong, exemplified by the fact that the Putnam funds were ranked by the Barron’s/Lipper Fund Families survey as the 7th-best performing mutual fund complex out of 55 complexes for the five-year period ended December 31, 2017 and the 9th-best performing mutual fund complex out of 50 complexes for the ten-year period ended 2017. In addition, the survey ranked the Putnam funds 7th out of 59 mutual fund complexes for the one-year period ended 2017; the Putnam funds have ranked 1st or 2nd in the survey for the one-year period three times since 2009 (most recently in 2013). They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2017 and considered information

20 Dynamic Risk Allocation Fund

provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor closely the performance of those funds, including the effectiveness of any efforts Putnam Management has undertaken to address underperformance and whether additional actions to address areas of underperformance are warranted.

For purposes of the Trustees’ evaluation of the Putnam Funds’ investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which Putnam Management informed the Trustees that meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and, in most cases, comparisons of those returns with the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. (“Lipper”) peer group (Lipper Alternative Global Macro Funds) for the one-year, three-year and five-year periods ended December 31, 2017 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	2nd
Three-year period	2nd
Five-year period	2nd

Over the one-year, three-year and five-year periods ended December 31, 2017, there were 285, 256 and 213 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management continued to strengthen its fundamental research capabilities by adding new investment personnel.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used predominantly to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee. The Trustees also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are fair and reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services. Furthermore, the Trustees were of the view that the services provided were required for the operation of the funds, and that they were of a quality at least equal to those provided by other providers.

Dynamic Risk Allocation Fund 21

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

22 Dynamic Risk Allocation Fund

The fund’s portfolio 11/30/18 (Unaudited)

COMMON STOCKS (50.8%)*	Shares	Value
Banking (3.5%)
ABN AMRO Group NV GDR (Netherlands)	5,592	$143,213
Banco de Chile ADR (Chile)	678	19,757
Banco do Brasil SA (Brazil)	5,600	64,631
Banco Santander (Brasil) S.A. (Units) (Brazil)	8,100	89,483
Banco Santander Chile ADR (Chile)	1,451	44,923
Banco Santander Mexico SA Institucion de Banca Multiple Grupo
Financiero Santand Class B (Mexico)	24,600	30,240
Bank of China, Ltd. (China)	163,000	71,410
Bank of Communications Co., Ltd. (China)	128,000	97,480
BB&T Corp.	628	32,091
China Construction Bank Corp. (China)	12,000	10,262
DNB ASA (Norway)	6,368	109,750
FirstRand, Ltd. (South Africa)	14,997	72,423
Grupo Financiero Banorte SAB de CV (Mexico)	15,600	71,509
Hang Seng Bank, Ltd. (Hong Kong)	5,600	129,628
HSBC Holdings PLC (United Kingdom)	3,513	29,763
Industrial & Commercial Bank of China, Ltd. (China)	234,000	166,759
Industrial Bank of Korea (South Korea)	3,482	46,117
Itau Unibanco Holding SA (Preference) (Brazil)	10,050	93,613
JPMorgan Chase & Co.	11,260	1,251,999
Lloyds Banking Group PLC (United Kingdom)	107,876	76,140
Mizuho Financial Group, Inc. (Japan)	107,700	178,729
PNC Financial Services Group, Inc. (The)	5,196	705,513
Resona Holdings, Inc. (Japan)	28,600	151,745
Sberbank of Russia PJSC ADR (Russia)	4,281	50,803
Shinhan Financial Group Co., Ltd. (South Korea)	971	35,776
Sumitomo Mitsui Financial Group, Inc. (Japan)	5,000	183,591
Sumitomo Mitsui Trust Holdings, Inc. (Japan)	1,300	52,161
SunTrust Banks, Inc.	4,283	268,501
Swedbank AB Class A (Sweden)	7,432	172,851
U.S. Bancorp	5,403	294,247
		4,745,108
Basic materials (1.7%)
Anglo American PLC (United Kingdom)	5,295	105,809
Anhui Conch Cement Co., Ltd. (China)	20,000	104,397
ArcelorMittal SA (France)	5,815	131,934
Arkema SA (France)	786	74,627
Astral Foods, Ltd. (South Africa)	760	9,603
BASF SE (Germany)	1,919	139,783
BlueScope Steel, Ltd. (Australia)	12,852	106,298
Boliden AB (Sweden)	903	20,246
Catcher Technology Co., Ltd. (Taiwan)	9,000	77,162
China Oriental Group Co., Ltd. (China)	36,000	23,242
CIMIC Group, Ltd. (Australia)	1,332	39,737
Covestro AG (Germany)	2,273	130,755
Evonik Industries AG (Germany)	1,029	27,641
Evraz PLC (Russia)	12,747	73,882
Formosa Chemicals & Fibre Corp. (Taiwan)	31,000	107,052

Dynamic Risk Allocation Fund 23

COMMON STOCKS (50.8%)* cont.	Shares	Value
Basic materials cont.
Formosa Plastics Corp. (Taiwan)	23,000	$74,583
Glencore PLC (United Kingdom)	5,095	18,863
HOCHTIEF AG (Germany)	264	37,459
Kumba Iron Ore, Ltd. (South Africa)	1,584	28,288
Lotte Chemical Corp. (South Korea)	99	24,124
Mitsubishi Chemical Holdings Corp. (Japan)	4,100	33,540
Mitsubishi Gas Chemical Co., Inc. (Japan)	1,700	27,941
PTT Global Chemical PCL (Thailand)	43,900	104,119
Rio Tinto PLC (United Kingdom)	4,228	191,936
Sherwin-Williams Co. (The)	626	265,468
Shimizu Corp. (Japan)	4,300	36,913
Sika AG (Switzerland)	117	14,495
Sinopec Shanghai Petrochemical Co., Ltd. (China)	72,000	32,972
South32, Ltd. (Australia)	22,427	51,141
Taisei Corp. (Japan)	3,100	136,371
UPM-Kymmene OYJ (Finland)	3,958	105,505
		2,355,886
Capital goods (3.4%)
ACS Actividades de Construccion y Servicios SA (Spain)	3,109	119,745
Avery Dennison Corp.	2,028	195,499
Berry Plastics Group, Inc. †	1,890	95,105
BWX Technologies, Inc.	1,905	86,144
China Railway Group, Ltd. (China)	85,000	78,465
Crown Holdings, Inc. † S	7,347	376,754
Daelim Industrial Co., Ltd. (South Korea)	522	44,242
Faurecia SA (France)	2,304	90,377
Garrett Motion, Inc. (Switzerland) †	425	4,888
General Dynamics Corp.	2,131	394,001
Hitachi, Ltd. (Japan)	5,500	159,309
Honeywell International, Inc.	4,258	624,862
Huntington Ingalls Industries, Inc.	313	67,452
L3 Technologies, Inc.	1,534	281,167
Northrop Grumman Corp.	2,413	627,090
Raytheon Co.	3,939	690,664
Resideo Technologies, Inc. †	710	14,640
Sandvik AB (Sweden)	10,002	148,445
SKF AB Class B (Sweden)	5,839	92,240
Tervita Corp. (Canada) †	63	400
United Tractors Tbk PT (Indonesia)	6,800	13,088
Waste Management, Inc.	4,153	389,344
Weichai Power Co., Ltd. Class H (China)	46,000	49,549
		4,643,470
Communication services (1.5%)
Advanced Info Service PCL (Thailand)	4,100	22,066
ARRIS International PLC †	1,328	41,035
AT&T, Inc.	12,294	384,065
BT Group PLC (United Kingdom)	4,997	16,688
China Mobile, Ltd. (China)	10,000	99,689
Equinix, Inc. R	285	109,805

24 Dynamic Risk Allocation Fund

COMMON STOCKS (50.8%)* cont.	Shares	Value
Communication services cont.
Eutelsat Communications SA (France)	894	$19,090
KDDI Corp. (Japan)	7,400	173,665
KT Corp. (South Korea)	501	13,632
LG Uplus Corp. (South Korea)	7,427	117,274
Nippon Telegraph & Telephone Corp. (Japan)	2,300	94,824
NTT DoCoMo, Inc. (Japan)	3,900	90,307
SK Telecom Co., Ltd. (South Korea)	443	114,198
Swisscom AG (Switzerland)	85	40,794
Telenor ASA (Norway)	3,541	68,814
Telkom SA SOC, Ltd. (South Africa)	5,855	23,968
TIM Participacoes SA (Brazil)	20,100	61,646
Verizon Communications, Inc.	8,767	528,650
Zayo Group Holdings, Inc. †	4,169	109,728
		2,129,938
Conglomerates (0.9%)
Danaher Corp.	7,790	853,317
Marubeni Corp. (Japan)	17,900	133,767
Mitsubishi Corp. (Japan)	3,400	91,779
Mitsui & Co., Ltd. (Japan)	8,600	135,154
		1,214,017
Consumer cyclicals (5.7%)
ABC-Mart, Inc. (Japan)	500	28,102
Amazon.com, Inc. †	153	258,596
Aramark	1,320	50,239
Aristocrat Leisure, Ltd. (Australia)	2,001	34,614
Astro Malaysia Holdings Bhd (Malaysia)	8,500	2,449
Berkeley Group Holdings PLC (The) (United Kingdom)	634	26,135
Booking Holdings, Inc. †	110	208,107
Caesars Entertainment Corp. †	1,093	9,312
Crown, Ltd. (Australia)	5,357	45,955
Dongfeng Motor Group Co., Ltd. (China)	56,000	54,269
Ecolab, Inc.	1,119	179,588
Fast Retailing Co., Ltd. (Japan)	100	52,011
Fiat Chrysler Automobiles NV (Italy) †	4,247	70,353
Ford Motor Co.	15,899	149,610
Ford Otomotiv Sanayi AS (Turkey)	2,216	22,928
Fosun Tourism Group (Rights) (Hong Kong)	119	—
Galaxy Entertainment Group, Ltd. (Hong Kong)	15,000	92,715
Geely Automobile Holdings, Ltd. (China)	22,000	43,305
Genting Bhd (Malaysia)	16,700	25,085
Guangzhou Automobile Group Co., Ltd. Class H (China)	22,000	22,865
Haier Electronics Group Co., Ltd. (China)	7,000	16,298
Hermes International (France)	271	147,232
Home Depot, Inc. (The)	656	118,290
Host Hotels & Resorts, Inc. R	8,361	158,859
Hyatt Hotels Corp. Class A	2,011	143,404
Industria de Diseno Textil SA (Inditex) (Spain)	1,274	39,089
Iron Mountain, Inc. R	3,344	113,596
Itausa — Investimentos Itau SA (Preference) (Brazil)	2,200	7,020

Dynamic Risk Allocation Fund 25

COMMON STOCKS (50.8%)* cont.	Shares	Value
Consumer cyclicals cont.
John Wiley & Sons, Inc. Class A	658	$36,381
Kimberly-Clark Corp.	5,207	600,732
Lowe’s Cos., Inc.	7,116	671,537
Marriott International, Inc./MD Class A	286	32,899
Michael Kors Holdings, Ltd. †	2,761	120,794
Mitsubishi Motors Corp. (Japan)	2,800	17,259
Moncler SpA (Italy)	548	17,918
Motus Holdings, Ltd. (South Africa) †	4,462	28,011
Mr Price Group, Ltd. (South Africa)	4,189	72,877
News Corp. Class A	6,369	82,670
Next PLC (United Kingdom)	644	40,230
Pearson PLC (United Kingdom)	7,381	90,659
Peugeot SA (France)	6,600	145,089
Pou Chen Corp. (Taiwan)	7,000	7,619
President Chain Store Corp. (Taiwan)	8,000	82,886
ProSiebenSat.1 Media SE (Germany)	2,551	51,760
PVH Corp.	1,796	198,476
Qualicorp SA (Brazil)	15,900	56,988
Randstad Holding NV (Netherlands)	759	36,960
Ross Stores, Inc.	4,588	401,909
RTL Group SA (Belgium)	409	24,526
Scotts Miracle-Gro Co. (The) Class A	723	54,934
Sinotruk Hong Kong, Ltd. (China)	49,000	81,131
Sony Corp. (Japan)	3,700	195,867
Suzuki Motor Corp. (Japan)	800	39,854
Taylor Wimpey PLC (United Kingdom)	40,735	69,723
Tekfen Holding AS (Turkey)	3,017	11,574
TJX Cos., Inc. (The)	15,788	771,244
Toyota Motor Corp. (Japan)	4,800	288,897
TUI AG (Germany)	6,604	94,063
Volvo AB (Sweden)	9,809	137,150
Wal-Mart de Mexico SAB de CV (Mexico)	47,500	117,666
Walt Disney Co. (The)	4,598	531,023
Wolters Kluwer NV (Netherlands)	1,736	104,819
Worldpay, Inc. Class A †	3,562	305,655
Zhongsheng Group Holdings, Ltd. (China)	14,500	29,634
		7,771,440
Consumer finance (0.7%)
American Express Co.	7,966	894,343
Mitsubishi UFJ Lease & Finance Co., Ltd. (Japan)	4,100	22,357
		916,700
Consumer staples (4.0%)
Altria Group, Inc.	3,183	174,524
Ashtead Group PLC (United Kingdom)	3,187	71,517
Associated British Foods PLC (United Kingdom)	2,883	89,114
Bright Horizons Family Solutions, Inc. †	225	27,378
Carlsberg A/S Class B (Denmark)	732	81,075
Cia Cervecerias Unidas SA ADR (Chile)	900	23,382
Coca-Cola Amatil, Ltd. (Australia)	3,384	21,372

26 Dynamic Risk Allocation Fund

COMMON STOCKS (50.8%)* cont.	Shares	Value
Consumer staples cont.
Coca-Cola European Partners PLC (United Kingdom)	1,280	$62,131
Coles Group, Ltd. (Australia) †	807	6,907
Colruyt SA (Belgium)	579	37,005
ConAgra Foods, Inc.	2,175	70,355
Constellation Brands, Inc. Class A	3,376	660,886
Estacio Participacoes SA (Brazil)	800	5,120
Hershey Co. (The)	2,671	289,269
Hindustan Unilever, Ltd. (India)	2,857	71,920
Imperial Brands PLC (United Kingdom)	5,255	161,675
Indofood Sukses Makmur Tbk PT (Indonesia)	36,900	17,069
Ingredion, Inc.	953	99,550
J Sainsbury PLC (United Kingdom)	13,221	51,400
Kao Corp. (Japan)	400	29,473
Koninklijke Ahold Delhaize NV (Netherlands)	7,695	198,487
L’Oreal SA (France)	638	150,816
LG Corp. (South Korea)	411	26,519
Liberty Expedia Holdings, Inc. Class A †	790	33,109
Marine Harvest ASA (Norway)	1,426	33,374
McDonald’s Corp.	5,213	982,703
Monster Beverage Corp. †	5,541	330,687
Nestle SA (Switzerland)	1,519	129,707
PepsiCo, Inc.	469	57,190
Pola Orbis Holdings, Inc. (Japan)	900	25,434
Procter & Gamble Co. (The)	3,672	347,041
Sao Martinho SA (Brazil)	3,600	16,804
Smiles Fidelidade SA (Brazil)	4,500	51,435
Swedish Match AB (Sweden)	1,276	49,893
Sysco Corp.	6,468	435,943
Turkiye Sise ve Cam Fabrikalari AS (Turkey)	10,106	9,734
Uni-President Enterprises Corp. (Taiwan)	41,000	96,351
Unicharm Corp. (Japan)	1,200	37,592
US Foods Holding Corp. †	6,972	231,331
Want Want China Holdings, Ltd. (China)	75,000	55,302
Wesfarmers, Ltd. (Australia)	807	18,657
WH Group, Ltd. (Hong Kong)	28,500	20,796
WM Morrison Supermarkets PLC (United Kingdom)	5,314	16,120
Woolworths Group, Ltd. (Australia)	6,594	139,770
		5,545,917
Energy (2.5%)
BP PLC (United Kingdom)	1,437	9,529
China Petroleum & Chemical Corp. (Sinopec) (China)	150,000	127,414
Ecopetrol SA ADR (Colombia) S	4,934	94,782
Equinor ASA (Norway)	6,476	151,311
Exxon Mobil Corp.	8,745	695,228
Halcon Resources Corp. †	3,109	8,705
Jastrzebska Spolka Weglowa SA (Poland) †	1,056	18,284
JX Holdings, Inc. (Japan)	1,800	10,895
Marathon Petroleum Corp.	6,625	431,685
Nine Point Energy F	540	7,798

Dynamic Risk Allocation Fund 27

COMMON STOCKS (50.8%)* cont.	Shares	Value
Energy cont.
Occidental Petroleum Corp.	9,689	$680,846
OMV AG (Austria)	1,240	62,891
Petronas Dagangan Bhd (Malaysia)	2,300	14,195
Phillips 66	2,000	187,040
PTT PCL (Foreign depositary shares) (Thailand)	78,600	118,901
Repsol SA (Spain)	6,516	112,574
Royal Dutch Shell PLC Class B (United Kingdom)	4,350	133,045
Surgutneftegas OJSC (Russia)	24,617	13,880
Thai Oil PCL (Thailand)	9,700	22,416
TOTAL SA (France)	4,857	270,380
Valero Energy Corp.	3,337	266,626
		3,438,425
Financial (0.9%)
3i Group PLC (United Kingdom)	7,916	84,392
Broadridge Financial Solutions, Inc.	781	82,684
CME Group, Inc.	2,054	390,424
CoreLogic, Inc. †	1,959	79,261
Deutsche Boerse AG (Germany)	310	39,622
Hana Financial Group, Inc. (South Korea)	1,834	61,727
Intercontinental Exchange, Inc.	822	67,174
KB Financial Group, Inc. (South Korea)	144	6,056
London Stock Exchange Group PLC (United Kingdom)	683	35,121
Macquarie Group, Ltd. (Australia)	2,056	173,031
ORIX Corp. (Japan)	10,100	163,545
Yuanta Financial Holding Co., Ltd. (Taiwan)	98,000	49,993
		1,233,030
Health care (5.8%)
AbbVie, Inc.	1,908	179,867
Akorn, Inc. †	4,400	30,184
Alfresa Holdings Corp. (Japan)	2,200	58,800
Allergan PLC	430	67,338
Amgen, Inc.	1,303	271,350
Anthem, Inc.	607	176,072
Astellas Pharma, Inc. (Japan)	10,500	161,364
Baxter International, Inc.	7,783	533,525
Bayer AG (Germany)	522	38,125
Biogen, Inc. †	161	53,729
Boston Scientific Corp. †	2,485	93,610
Bristol-Myers Squibb Co.	2,002	107,027
Celgene Corp. †	1,673	120,824
Charles River Laboratories International, Inc. †	581	78,348
China Shineway Pharmaceutical Group, Ltd. (China)	8,000	9,968
Coloplast A/S Class B (Denmark)	104	9,919
Concordia International Corp. (Canada) †	214	4,066
Eli Lilly & Co.	1,731	205,366
Fresenius Medical Care AG & Co., KGaA (Germany)	983	79,938
Gilead Sciences, Inc.	1,906	137,118
GlaxoSmithKline PLC (United Kingdom)	12,589	260,499
Guangzhou Baiyunshan Pharmaceutical Holdings Co., Ltd. (China)	6,000	24,425

28 Dynamic Risk Allocation Fund

COMMON STOCKS (50.8%)* cont.	Shares	Value
Health care cont.
Humana, Inc.	2,648	$872,437
Hypermarcas SA (Brazil)	7,800	64,748
Intuitive Surgical, Inc. †	94	49,902
Ipsen SA (France)	84	10,836
Johnson & Johnson	4,383	643,863
Koninklijke Philips NV (Netherlands)	905	34,258
Medipal Holdings Corp. (Japan)	1,900	43,704
Merck & Co., Inc.	5,570	441,924
Mettler-Toledo International, Inc. †	52	33,106
Novartis AG (Switzerland)	2,920	266,557
Omega Healthcare Investors, Inc. R	3,407	129,262
PerkinElmer, Inc.	817	71,128
Pfizer, Inc.	18,291	845,593
Roche Holding AG (Switzerland)	1,337	346,923
Sanofi (France)	1,376	124,536
Shionogi & Co., Ltd. (Japan)	2,500	165,465
Siemens Healthineers AG (Germany) †	2,251	97,454
Thermo Fisher Scientific, Inc.	307	76,612
UCB SA (Belgium)	936	78,708
UnitedHealth Group, Inc.	1,388	390,528
Ventas, Inc. R	964	61,204
Vertex Pharmaceuticals, Inc. †	472	85,333
Zoetis, Inc.	3,894	365,530
		8,001,073
Insurance (1.6%)
Aegon NV (Netherlands)	2,259	12,585
Allianz SE (Germany)	1,128	238,237
Allstate Corp. (The)	5,209	464,591
Aviva PLC (United Kingdom)	27,581	143,134
Berkshire Hathaway, Inc. Class B †	102	22,260
Fosun International, Ltd. (China)	47,500	75,961
IRB Brasil Resseguros SA (Brazil)	4,000	77,424
Legal & General Group PLC (United Kingdom)	50,921	158,999
Loews Corp.	6,071	291,772
Old Republic International Corp.	7,519	169,553
Ping An Insurance (Group) Co. of China, Ltd. Class H (China)	5,000	48,517
Reinsurance Group of America, Inc.	842	125,778
Travelers Cos., Inc. (The)	2,366	308,455
		2,137,266
Investment banking/Brokerage (0.2%)
Daiwa Securities Group, Inc. (Japan)	2,000	11,083
Korea Investment Holdings Co., Ltd. (South Korea)	1,037	62,978
Partners Group Holding AG (Switzerland)	212	139,326
Schroders PLC (United Kingdom)	1,372	44,360
		257,747
Real estate (5.9%)
Agile Group Holdings, Ltd. (China)	38,000	51,910
AGNC Investment Corp. R	13,479	238,578
Agree Realty Corp. R	954	56,830

Dynamic Risk Allocation Fund 29

COMMON STOCKS (50.8%)* cont.	Shares	Value
Real estate cont.
Alexandria Real Estate Equities, Inc. R	988	$123,006
American Homes 4 Rent R	4,124	85,903
Annaly Capital Management, Inc. R	24,304	244,012
Apple Hospitality REIT, Inc. R	3,309	52,514
AvalonBay Communities, Inc. R	1,203	229,256
Boston Properties, Inc. R	1,497	196,406
Brandywine Realty Trust R	4,306	61,447
Camden Property Trust R	2,104	200,216
Cheung Kong Property Holdings, Ltd. (Hong Kong)	23,000	166,143
Chimera Investment Corp. R	6,070	116,483
CoreSite Realty Corp. R	513	49,997
Corporate Office Properties Trust R	2,367	57,920
Country Garden Holdings co., Ltd. (China)	66,000	81,601
Digital Realty Trust, Inc. R	547	62,927
Douglas Emmett, Inc. R	2,788	102,933
Duke Realty Corp. R	6,289	178,985
Empire State Realty Trust, Inc. Class A R	1,797	29,093
EPR Properties R	3,593	254,493
Equity Commonwealth R	1,566	49,752
Equity Lifestyle Properties, Inc. R	1,327	132,076
Equity Residential Trust R	8,441	601,422
Essex Property Trust, Inc. R	666	174,832
Extra Space Storage, Inc. R	1,676	160,862
Four Corners Property Trust, Inc. R	1,105	30,653
Gaming and Leisure Properties, Inc. R	3,995	137,548
Getty Realty Corp. R	1,379	42,184
Guangzhou R&F Properties Co., Ltd. (China)	32,400	50,484
HCP, Inc. R	2,438	71,336
Henderson Land Development Co., Ltd. (Hong Kong)	14,000	71,923
Highwoods Properties, Inc. R	1,759	76,288
Hudson Pacific Properties, Inc. R	2,121	65,454
iStar, Inc. R	6,546	69,911
JBG SMITH Properties R	553	22,159
Kerry Properties, Ltd. (Hong Kong)	3,500	12,052
Liberty Property Trust R	4,514	204,439
Macerich Co. (The) R	1,201	60,398
Medical Properties Trust, Inc. R	7,769	134,171
MFA Financial, Inc. R	7,759	56,253
Monmouth Real Estate Investment Corp. R	813	11,325
National Health Investors, Inc. R	1,136	88,585
National Retail Properties, Inc.	2,594	129,856
New Residential Investment Corp. R	11,203	192,692
Park Hotels & Resorts, Inc. R	4,882	150,464
Persimmon PLC (United Kingdom)	5,077	122,987
Piedmont Office Realty Trust, Inc. Class A R	3,196	59,222
Prologis, Inc. R	4,203	283,030
PS Business Parks, Inc. R	393	55,421
Public Storage R	1,253	267,215
Realty Income Corp. R	328	21,022

30 Dynamic Risk Allocation Fund

COMMON STOCKS (50.8%)* cont.	Shares	Value
Real estate cont.
Saul Centers, Inc. R	186	$9,793
Scentre Group (Australia) R	20,717	59,118
Select Income REIT R	1,176	22,697
Simon Property Group, Inc. R	2,257	419,102
SL Green Realty Corp. R	1,346	129,781
Spirit MTA REIT R	1,176	11,442
Spirit Realty Capital, Inc. R	11,760	87,259
Starwood Property Trust, Inc. R	6,377	142,653
Stockland (Units) (Australia) R	20,344	54,226
Sun Hung Kai Properties, Ltd. (Hong Kong)	4,000	57,150
Sunstone Hotel Investors, Inc. R	5,997	91,514
Swire Properties, Ltd. (Hong Kong)	4,200	14,680
Tier REIT, Inc. R	1,053	24,788
Two Harbors Investment Corp. R	5,964	85,762
UDR, Inc. R	3,968	169,116
Washington Prime Group, Inc. R	9,885	61,781
Welltower, Inc. R	3,117	225,453
WP Carey, Inc. R	1,500	101,625
		8,014,609
Technology (9.2%)
Alibaba Group Holding, Ltd. ADR (China) † S	890	143,165
Alphabet, Inc. Class A †	961	1,066,374
Amadeus IT Holding SA Class A (Spain)	1,873	134,548
Amdocs, Ltd.	1,574	102,168
Apple, Inc.	4,956	885,042
Applied Materials, Inc.	7,550	281,464
AU Optronics Corp. (Taiwan)	10,000	4,097
Avaya Holdings Corp. †	1,803	28,070
Brother Industries, Ltd. (Japan)	1,000	16,729
Capgemini SE (France)	720	84,056
CDK Global, Inc.	2,876	144,950
Check Point Software Technologies, Ltd. (Israel) †	491	54,899
Cisco Systems, Inc.	599	28,674
Cognizant Technology Solutions Corp. Class A	9,558	680,816
Corning, Inc.	2,665	85,866
Dell Technologies, Inc. Class V †	2,206	232,689
eBay, Inc. †	19,017	567,657
F5 Networks, Inc. †	2,804	482,204
Facebook, Inc. Class A †	2,547	358,134
Fidelity National Information Services, Inc.	4,538	489,877
Fiserv, Inc. †	4,534	358,775
Fujitsu, Ltd. (Japan)	600	36,931
Genpact, Ltd.	2,463	74,826
HannStar Display Corp. (Taiwan)	48,000	11,611
Harris Corp.	2,422	346,225
HCL Technologies, Ltd. (India)	7,512	109,436
Hoya Corp. (Japan)	3,000	184,157
HP, Inc.	20,201	464,623
Infosys, Ltd. (India)	11,902	114,021

Dynamic Risk Allocation Fund 31

COMMON STOCKS (50.8%)* cont.	Shares	Value
Technology cont.
Intuit, Inc.	4,500	$965,385
Maxim Integrated Products, Inc.	4,547	254,268
Microsoft Corp.	5,221	578,957
Naspers, Ltd. Class N (South Africa)	90	18,080
NetApp, Inc.	6,260	418,606
NTT Data Corp. (Japan)	10,700	124,424
Radiant Opto-Electronics Corp. (Taiwan)	15,000	41,325
Red Hat, Inc. †	2,763	493,361
Samsung Electronics Co., Ltd. (South Korea)	9,966	374,161
SK Hynix, Inc. (South Korea)	2,305	144,182
Synopsys, Inc. †	2,606	239,596
Taiwan Semiconductor Manufacturing Co., Ltd. ADR (Taiwan)	4,015	150,924
Tata Consultancy Services, Ltd. (India)	4,688	132,323
Tech Mahindra, Ltd. (India) †	9,238	93,795
Tencent Holdings, Ltd. (China)	5,000	200,556
Texas Instruments, Inc.	7,472	746,079
Tianneng Power International, Ltd. (China)	26,000	23,691
Tokyo Electron, Ltd. (Japan)	100	13,985
Tripod Technology Corp. (Taiwan)	11,000	29,897
Wipro, Ltd. (India)	6,847	32,017
		12,647,696
Transportation (1.2%)
Aena SME SA (Spain)	775	123,262
AirAsia Bhd (Malaysia)	47,300	34,844
Central Japan Railway Co. (Japan)	900	185,456
easyJet PLC (United Kingdom)	6,965	98,967
Grupo Aeroportuario del Centro Norte SAB de CV (Mexico)	10,000	44,773
Imperial Holdings, Ltd. (South Africa)	4,462	20,488
International Consolidated Airlines Group SA (Spain)	18,881	151,332
Japan Airlines Co., Ltd. (Japan)	1,800	64,918
Kansas City Southern	2,415	248,866
Kyushu Railway Co. (Japan)	1,200	39,659
Norfolk Southern Corp.	3,390	578,809
		1,591,374
Utilities and power (2.1%)
American Electric Power Co., Inc.	9,359	727,569
Cia de Saneamento Basico do Estado de Sao Paulo (Brazil)	7,355	53,693
CLP Holdings, Ltd. (Hong Kong)	13,000	143,301
Duke Energy Corp.	6,283	556,485
E.ON SE (Germany)	9,677	98,787
Endesa SA (Spain)	4,998	111,399
Enel SpA (Italy)	19,248	104,428
Eni SpA (Italy)	10,675	172,216
Exelon Corp.	7,860	364,625
GAIL India, Ltd. (India)	9,295	45,767
Glow Energy PCL (Thailand)	7,000	18,518
Inter RAO UES PJSC (Russia)	424,269	25,949
Kinder Morgan, Inc.	21,494	366,903
Manila Electric Co. (Philippines)	1,230	9,034

32 Dynamic Risk Allocation Fund

COMMON STOCKS (50.8%)* cont.	Shares	Value
Utilities and power cont.
RWE AG (Germany)	967	$20,907
Tenaga Nasional Bhd (Malaysia)	30,600	104,217
		2,923,798
Total common stocks (cost $61,605,626)		$69,567,494

	Principal
CORPORATE BONDS AND NOTES (24.7%)*	amount	Value
Basic materials (1.9%)
Allegheny Technologies, Inc. sr. unsec. unsub. notes
7.875%, 8/15/23	$35,000	$36,488
Allegheny Technologies, Inc. sr. unsec. unsub. notes
5.95%, 1/15/21	20,000	19,850
ArcelorMittal SA sr. unsec. unsub. bonds 6.125%, 6/1/25 (France)	5,000	5,256
ArcelorMittal SA sr. unsec. unsub. notes 7.00%, 10/15/39 (France)	40,000	42,422
Beacon Escrow Corp. 144A sr. unsec. notes 4.875%, 11/1/25	40,000	36,300
Beacon Roofing Supply, Inc. company guaranty sr. unsec. unsub.
notes 6.375%, 10/1/23	30,000	29,850
Big River Steel, LLC/BRS Finance Corp. 144A company guaranty sr.
notes 7.25%, 9/1/25	65,000	66,300
BMC East, LLC 144A company guaranty sr. notes 5.50%, 10/1/24	55,000	51,563
Boise Cascade Co. 144A company guaranty sr. unsec. notes
5.625%, 9/1/24	70,000	67,200
Builders FirstSource, Inc. 144A company guaranty sr. unsub. notes
5.625%, 9/1/24	50,000	46,063
BWAY Holding Co. 144A sr. notes 5.50%, 4/15/24	15,000	14,363
BWAY Holding Co. 144A sr. unsec. notes 7.25%, 4/15/25	120,000	108,900
Celanese US Holdings, LLC company guaranty sr. unsec. unsub.
notes 4.625%, 11/15/22 (Germany)	47,000	48,065
CF Industries, Inc. company guaranty sr. unsec. bonds
4.95%, 6/1/43	45,000	34,847
CF Industries, Inc. 144A company guaranty sr. notes
4.50%, 12/1/26	85,000	83,322
Chemours Co. (The) company guaranty sr. unsec. notes
5.375%, 5/15/27	35,000	31,588
Chemours Co. (The) company guaranty sr. unsec. unsub. notes
7.00%, 5/15/25	35,000	35,438
Chemours Co. (The) company guaranty sr. unsec. unsub. notes
6.625%, 5/15/23	5,000	5,075
Citigroup, Inc. 144A sr. unsec. notes 7.875%, 7/15/26	30,000	28,200
Cleveland-Cliffs, Inc. company guaranty sr. unsec. notes
5.75%, 3/1/25	15,000	13,800
Compass Minerals International, Inc. 144A company guaranty sr.
unsec. notes 4.875%, 7/15/24	80,000	72,000
Cornerstone Chemical Co. 144A company guaranty sr. notes
6.75%, 8/15/24	15,000	14,175
CPG Merger Sub, LLC 144A company guaranty sr. unsec. notes
8.00%, 10/1/21	30,000	29,700
Dow Chemical Co. (The) sr. unsec. unsub. bonds 3.50%, 10/1/24	52,000	49,945
Dow Chemical Co. (The) 144A sr. unsec. notes 4.80%, 11/30/28	5,000	5,011
Flex Acquisition Co., Inc. 144A sr. unsec. notes 6.875%, 1/15/25	30,000	27,713
Freeport-McMoRan, Inc. company guaranty sr. unsec. notes
6.875%, 2/15/23 (Indonesia)	55,000	57,269

Dynamic Risk Allocation Fund 33

	Principal
CORPORATE BONDS AND NOTES (24.7%)* cont.	amount	Value
Basic materials cont.
Freeport-McMoRan, Inc. company guaranty sr. unsec. unsub.
notes 5.45%, 3/15/43 (Indonesia)	$20,000	$16,350
GCP Applied Technologies, Inc. 144A sr. unsec. notes
5.50%, 4/15/26	100,000	95,750
Glencore Funding, LLC 144A company guaranty sr. unsec. unsub.
notes 4.625%, 4/29/24	44,000	43,646
Glencore Funding, LLC 144A company guaranty sr. unsec. unsub.
notes 4.00%, 4/16/25	71,000	67,303
HudBay Minerals, Inc. 144A company guaranty sr. unsec. notes
7.625%, 1/15/25 (Canada)	35,000	34,738
Huntsman International, LLC company guaranty sr. unsec. unsub.
notes 4.875%, 11/15/20	50,000	50,500
Ingevity Corp. 144A sr. unsec. notes 4.50%, 2/1/26	50,000	46,125
International Flavors & Fragrances, Inc. sr. unsec. notes
4.45%, 9/26/28	35,000	34,834
International Flavors & Fragrances, Inc. sr. unsec. notes
3.40%, 9/25/20	85,000	84,862
International Paper Co. sr. unsec. unsub. notes 3.00%, 2/15/27	20,000	18,007
Joseph T Ryerson & Son, Inc. 144A sr. notes 11.00%, 5/15/22	15,000	15,975
Kraton Polymers, LLC/Kraton Polymers Capital Corp. 144A
company guaranty sr. unsec. notes 7.00%, 4/15/25	25,000	22,500
Louisiana-Pacific Corp. company guaranty sr. unsec. unsub. notes
4.875%, 9/15/24	40,000	39,000
Mercer International, Inc. company guaranty sr. unsec. notes
7.75%, 12/1/22 (Canada)	9,000	9,315
Mercer International, Inc. sr. unsec. notes 6.50%, 2/1/24 (Canada)	30,000	29,850
Mercer International, Inc. sr. unsec. notes 5.50%, 1/15/26 (Canada)	20,000	18,200
Mercer International, Inc. 144A sr. unsec. notes 7.375%,
1/15/25 (Canada)	5,000	5,020
New Gold, Inc. 144A company guaranty sr. unsec. unsub. notes
6.25%, 11/15/22 (Canada)	10,000	8,550
Novelis Corp. 144A company guaranty sr. unsec. bonds
5.875%, 9/30/26	105,000	97,913
Novelis Corp. 144A company guaranty sr. unsec. notes
6.25%, 8/15/24	5,000	4,950
Nutrien, Ltd. sr. unsec. bonds 5.25%, 1/15/45 (Canada)	10,000	9,701
Nutrien, Ltd. sr. unsec. bonds 4.125%, 3/15/35 (Canada)	25,000	22,157
Pisces Midco, Inc. 144A sr. notes 8.00%, 4/15/26	40,000	38,000
Platform Specialty Products Corp. 144A sr. unsec. notes
6.50%, 2/1/22	15,000	15,281
PQ Corp. 144A company guaranty sr. unsec. notes 5.75%, 12/15/25	50,000	46,750
Sherwin-Williams Co. (The) sr. unsec. unsub. bonds 3.45%, 6/1/27	22,000	20,143
Sherwin-Williams Co. (The) sr. unsec. unsub. notes 2.75%, 6/1/22	15,000	14,381
Smurfit Kappa Treasury Funding DAC company guaranty sr. unsec.
unsub. notes 7.50%, 11/20/25 (Ireland)	40,000	46,400
Steel Dynamics, Inc. company guaranty sr. unsec. notes
5.00%, 12/15/26	30,000	28,965
Steel Dynamics, Inc. company guaranty sr. unsec. notes
4.125%, 9/15/25	15,000	13,838
Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
5.50%, 10/1/24	30,000	29,925

34 Dynamic Risk Allocation Fund

	Principal
CORPORATE BONDS AND NOTES (24.7%)* cont.	amount	Value
Basic materials cont.
Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
5.25%, 4/15/23	$5,000	$4,994
Teck Resources, Ltd. company guaranty sr. unsec. unsub. notes
3.75%, 2/1/23 (Canada)	20,000	19,250
Teck Resources, Ltd. 144A company guaranty sr. unsec. notes
8.50%, 6/1/24 (Canada)	10,000	10,850
TMS International Corp. 144A sr. unsec. notes 7.25%, 8/15/25	55,000	53,900
TopBuild Corp. 144A company guaranty sr. unsec. notes
5.625%, 5/1/26	45,000	41,738
Tronox Finance PLC 144A company guaranty sr. unsec. notes
5.75%, 10/1/25 (United Kingdom)	15,000	12,713
U.S. Concrete, Inc. company guaranty sr. unsec. unsub. notes
6.375%, 6/1/24	63,000	59,693
Univar USA, Inc. 144A company guaranty sr. unsec. notes
6.75%, 7/15/23	30,000	29,963
USG Corp. 144A company guaranty sr. unsec. bonds
4.875%, 6/1/27	45,000	45,056
USG Corp. 144A company guaranty sr. unsec. notes 5.50%, 3/1/25	35,000	35,263
Westlake Chemical Corp. company guaranty sr. unsec. unsub.
bonds 4.375%, 11/15/47	49,000	41,095
Westlake Chemical Corp. company guaranty sr. unsec. unsub.
notes 3.60%, 8/15/26	90,000	82,352
WestRock MWV, LLC company guaranty sr. unsec. unsub. notes
8.20%, 1/15/30	25,000	31,601
WestRock MWV, LLC company guaranty sr. unsec. unsub. notes
7.95%, 2/15/31	22,000	27,684
WR Grace & Co.- Conn. 144A company guaranty sr. unsec. notes
5.625%, 10/1/24	35,000	35,427
Zekelman Industries, Inc. 144A company guaranty sr. notes
9.875%, 6/15/23	30,000	31,875
		2,653,086
Capital goods (1.2%)
Allison Transmission, Inc. 144A company guaranty sr. unsec. notes
4.75%, 10/1/27	55,000	49,500
American Axle & Manufacturing, Inc. company guaranty sr. unsec.
notes 7.75%, 11/15/19	3,000	3,083
ATS Automation Tooling Systems, Inc. 144A sr. unsec. notes 6.50%,
6/15/23 (Canada)	35,000	35,894
Berry Global, Inc. company guaranty notes 5.50%, 5/15/22	20,000	20,000
Berry Global, Inc. company guaranty unsub. notes 5.125%, 7/15/23	50,000	49,531
Berry Global, Inc. 144A notes 4.50%, 2/15/26	10,000	9,400
Bombardier, Inc. 144A sr. unsec. notes 8.75%, 12/1/21 (Canada)	15,000	15,488
Bombardier, Inc. 144A sr. unsec. notes 7.50%, 12/1/24 (Canada)	80,000	75,900
Briggs & Stratton Corp. company guaranty sr. unsec. notes
6.875%, 12/15/20	55,000	57,200
Covanta Holding Corp. sr. unsec. notes 6.00%, 1/1/27	20,000	18,600
Crown Americas, LLC/Crown Americas Capital Corp. VI 144A
company guaranty sr. unsec. notes 4.75%, 2/1/26	20,000	19,276
Crown Cork & Seal Co., Inc. company guaranty sr. unsec. bonds
7.375%, 12/15/26	35,000	37,450

Dynamic Risk Allocation Fund 35

	Principal
CORPORATE BONDS AND NOTES (24.7%)* cont.	amount	Value
Capital goods cont.
Gates Global, LLC/Gates Global Co. 144A company guaranty sr.
unsec. notes 6.00%, 7/15/22	$62,000	$61,845
GFL Environmental, Inc. 144A sr. unsec. notes 5.375%,
3/1/23 (Canada)	20,000	18,200
Great Lakes Dredge & Dock Corp. company guaranty sr. unsec.
notes 8.00%, 5/15/22	60,000	61,362
Honeywell International, Inc. sr. unsec. bonds 3.812%, 11/21/47	60,000	55,688
Hulk Finance Corp. 144A sr. unsec. notes 7.00%, 6/1/26 (Canada)	65,000	58,175
Johnson Controls International PLC sr. unsec. bonds 4.95%, 7/2/64	35,000	31,443
Johnson Controls International PLC sr. unsec. unsub. bonds
4.50%, 2/15/47	26,000	23,443
L3 Technologies, Inc. company guaranty sr. unsec. bonds
3.85%, 12/15/26	42,000	40,389
L3 Technologies, Inc. company guaranty sr. unsec. notes
4.40%, 6/15/28	27,000	26,868
MasTec, Inc. company guaranty sr. unsec. unsub. notes
4.875%, 3/15/23	35,000	33,906
Northrop Grumman Corp. sr. unsec. unsub. notes 3.25%, 1/15/28	45,000	41,829
Oshkosh Corp. company guaranty sr. unsec. sub. notes
5.375%, 3/1/25	65,000	65,650
Oshkosh Corp. sr. unsec. sub. notes 4.60%, 5/15/28	65,000	63,619
Park-Ohio Industries, Inc. company guaranty sr. unsec. notes
6.625%, 4/15/27	20,000	19,744
RBS Global, Inc./Rexnord, LLC 144A sr. unsec. notes
4.875%, 12/15/25	65,000	61,669
Republic Services, Inc. sr. unsec. notes 3.95%, 5/15/28	35,000	34,314
Resideo Funding, Inc. 144A company guaranty sr. unsec. notes
6.125%, 11/1/26	25,000	24,906
Stevens Holding Co, Inc. 144A company guaranty sr. unsec. notes
6.125%, 10/1/26	55,000	54,313
Tennant Co. company guaranty sr. unsec. unsub. notes
5.625%, 5/1/25	30,000	29,063
Titan Acquisition, Ltd./Titan Co-Borrower, LLC 144A sr. unsec.
notes 7.75%, 4/15/26 (Canada)	50,000	41,000
TransDigm, Inc. company guaranty sr. unsec. sub. notes
6.50%, 5/15/25	20,000	19,925
TransDigm, Inc. company guaranty sr. unsec. sub. notes
6.375%, 6/15/26	85,000	82,972
Trident Merger Sub, Inc. 144A sr. unsec. notes 6.625%, 11/1/25	25,000	22,375
United Technologies Corp. sr. unsec. unsub. notes 1.90%, 5/4/20	217,000	212,276
Vertiv Group Corp. 144A sr. unsec. notes 9.25%, 10/15/24	35,000	33,950
Vertiv Intermediate Holding Corp. 144A sr. unsec. notes 12.00%,
2/15/22 ‡‡	15,000	14,400
Wabash National Corp. 144A company guaranty sr. unsec. notes
5.50%, 10/1/25	55,000	48,950
Waste Management, Inc. company guaranty sr. unsec. unsub.
notes 4.75%, 6/30/20	24,000	24,516
		1,698,112
Communication services (2.0%)
American Tower Corp. sr. unsec. bonds 3.125%, 1/15/27 R	26,000	23,411
American Tower Corp. sr. unsec. unsub. bonds 3.55%, 7/15/27 R	64,000	58,776

36 Dynamic Risk Allocation Fund

	Principal
CORPORATE BONDS AND NOTES (24.7%)* cont.	amount	Value
Communication services cont.
AT&T, Inc. sr. unsec. notes 4.10%, 2/15/28	$75,000	$70,623
AT&T, Inc. sr. unsec. unsub. notes 4.75%, 5/15/46	50,000	43,036
AT&T, Inc. sr. unsec. unsub. notes 3.40%, 5/15/25	51,000	47,454
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A company
guaranty sr. unsec. bonds 5.50%, 5/1/26	35,000	33,950
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A company
guaranty sr. unsec. notes 5.875%, 4/1/24	90,000	90,788
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec.
notes 5.75%, 2/15/26	80,000	80,001
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec.
unsub. notes 5.125%, 5/1/23	25,000	24,844
Charter Communications Operating, LLC/Charter
Communications Operating Capital Corp. company guaranty sr.
sub. bonds 6.484%, 10/23/45	63,000	62,968
Charter Communications Operating, LLC/Charter
Communications Operating Capital Corp. company guaranty sr.
sub. notes 4.908%, 7/23/25	31,000	30,786
Charter Communications Operating, LLC/Charter
Communications Operating Capital Corp. company guaranty sr.
sub. bonds 5.375%, 5/1/47	50,000	44,565
Comcast Corp. company guaranty sr. unsec. unsub. bonds
3.969%, 11/1/47	31,000	26,636
Comcast Corp. company guaranty sr. unsec. unsub. bonds
2.35%, 1/15/27	5,000	4,378
Comcast Corp. company guaranty sr. unsec. unsub. notes
6.50%, 11/15/35	64,000	74,768
Comcast Corp. company guaranty sr. unsec. unsub. notes
3.375%, 2/15/25	34,000	32,899
Comcast Corp. company guaranty sr. unsec. unsub. notes
3.15%, 3/1/26	5,000	4,698
CommScope Technologies Finance, LLC 144A sr. unsec. notes
6.00%, 6/15/25	75,000	69,473
CommScope Technologies, LLC 144A company guaranty sr. unsec.
unsub. notes 5.00%, 3/15/27	30,000	24,713
Cox Communications, Inc. 144A sr. unsec. bonds 3.50%, 8/15/27	20,000	18,364
Crown Castle International Corp. sr. unsec. bonds 3.80%, 2/15/28 R	20,000	18,540
Crown Castle International Corp. sr. unsec. bonds 3.65%, 9/1/27 R	30,000	27,578
Crown Castle International Corp. sr. unsec. notes 4.875%, 4/15/22 R	15,000	15,411
Crown Castle International Corp. sr. unsec. unsub. bonds
3.70%, 6/15/26 R	34,000	31,837
CSC Holdings, LLC sr. unsec. unsub. bonds 5.25%, 6/1/24	180,000	171,000
CSC Holdings, LLC sr. unsec. unsub. notes 6.75%, 11/15/21	130,000	136,013
Deutsche Telekom International Finance BV company guaranty sr.
unsec. unsub. bonds 8.75%, 6/15/30 (Netherlands)	12,000	15,785
DISH DBS Corp. company guaranty sr. unsec. unsub. notes
5.875%, 11/15/24	110,000	93,500
Equinix, Inc. sr. unsec. notes 5.375%, 5/15/27 R	35,000	34,300
Equinix, Inc. sr. unsec. unsub. notes 5.875%, 1/15/26 R	10,000	10,150
Frontier Communications Corp. sr. unsec. notes 11.00%, 9/15/25	15,000	10,575
Frontier Communications Corp. sr. unsec. notes 10.50%, 9/15/22	20,000	16,000

Dynamic Risk Allocation Fund 37

	Principal
CORPORATE BONDS AND NOTES (24.7%)* cont.	amount	Value
Communication services cont.
Frontier Communications Corp. 144A company guaranty notes
8.50%, 4/1/26	$60,000	$54,454
Intelsat Connect Finance SA 144A company guaranty sr. unsec.
notes 9.50%, 2/15/23 (Luxembourg)	90,000	84,150
Intelsat Jackson Holdings SA 144A company guaranty sr. notes
8.00%, 2/15/24 (Bermuda)	2,000	2,093
Intelsat Jackson Holdings SA 144A sr. unsec. notes 9.75%,
7/15/25 (Bermuda)	85,000	87,763
NBCUniversal Media, LLC company guaranty sr. unsec. unsub.
notes 5.15%, 4/30/20	50,000	51,248
NBCUniversal Media, LLC company guaranty sr. unsec. unsub.
notes 4.375%, 4/1/21	160,000	163,194
Quebecor Media, Inc. sr. unsec. unsub. notes 5.75%,
1/15/23 (Canada)	15,000	15,263
Sprint Capital Corp. company guaranty sr. unsec. unsub. notes
6.875%, 11/15/28	40,000	38,650
Sprint Communications, Inc. sr. unsec. notes 7.00%, 8/15/20	145,000	150,075
Sprint Corp. company guaranty sr. unsec. sub. notes
7.25%, 9/15/21	185,000	192,863
T-Mobile USA, Inc. company guaranty sr. unsec. notes
6.375%, 3/1/25	30,000	30,863
T-Mobile USA, Inc. company guaranty sr. unsec. notes
6.00%, 3/1/23	20,000	20,440
T-Mobile USA, Inc. company guaranty sr. unsec. notes
5.375%, 4/15/27	105,000	102,113
T-Mobile USA, Inc. company guaranty sr. unsec. notes
4.00%, 4/15/22	15,000	14,756
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. bonds
4.75%, 2/1/28	40,000	37,042
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes
4.50%, 2/1/26	15,000	14,077
Verizon Communications, Inc. sr. unsec. unsub. notes
4.40%, 11/1/34	22,000	20,853
Verizon Communications, Inc. sr. unsec. unsub. notes
4.329%, 9/21/28	45,000	44,596
Videotron, Ltd./Videotron Ltee. 144A sr. unsec. notes 5.125%,
4/15/27 (Canada)	135,000	127,913
Vodafone Group PLC sr. unsec. unsub. notes 4.375%, 5/30/28
(United Kingdom)	50,000	47,982
Windstream Services, LLC/Windstream Finance Corp. 144A
company guaranty sub. notes 9.00%, 6/30/25	9,000	6,570
		2,754,778
Conglomerates (0.2%)
Siemens Financieringsmaatschappij NV 144A company guaranty
sr. unsec. notes 2.20%, 3/16/20 (Netherlands)	250,000	246,628
		246,628
Consumer cyclicals (3.8%)
21st Century Fox America, Inc. company guaranty sr. unsec. unsub.
notes 7.75%, 12/1/45	93,000	134,026
Alimentation Couche-Tard, Inc. 144A company guaranty sr. unsec.
notes 3.55%, 7/26/27 (Canada)	15,000	13,822

38 Dynamic Risk Allocation Fund

	Principal
CORPORATE BONDS AND NOTES (24.7%)* cont.	amount	Value
Consumer cyclicals cont.
Amazon.com, Inc. sr. unsec. notes 3.15%, 8/22/27	$70,000	$66,433
Amazon.com, Inc. sr. unsec. unsub. notes 3.30%, 12/5/21	150,000	150,629
AMC Entertainment Holdings, Inc. company guaranty sr. unsec.
notes 6.125%, 5/15/27	40,000	35,400
AMC Entertainment Holdings, Inc. company guaranty sr. unsec.
sub. notes 5.875%, 11/15/26	15,000	13,350
AMC Entertainment Holdings, Inc. company guaranty sr. unsec.
sub. notes 5.75%, 6/15/25	35,000	31,675
American Builders & Contractors Supply Co., Inc. 144A company
guaranty sr. unsec. notes 5.875%, 5/15/26	10,000	9,688
American Builders & Contractors Supply Co., Inc. 144A sr. unsec.
notes 5.75%, 12/15/23	30,000	29,925
Autonation, Inc. company guaranty sr. unsec. unsub. notes
5.50%, 2/1/20	41,000	41,900
BMW US Capital, LLC 144A company guaranty sr. unsec. notes
3.95%, 8/14/28	35,000	33,784
BMW US Capital, LLC 144A company guaranty sr. unsec. notes
3.40%, 8/13/21	10,000	9,928
BMW US Capital, LLC 144A company guaranty sr. unsec. notes
2.00%, 4/11/21	80,000	77,012
Boyd Gaming Corp. company guaranty sr. unsec. notes
6.00%, 8/15/26	20,000	19,350
Boyd Gaming Corp. company guaranty sr. unsec. sub. notes
6.875%, 5/15/23	20,000	20,725
Boyd Gaming Corp. company guaranty sr. unsec. unsub. notes
6.375%, 4/1/26	35,000	34,781
Boyne USA, Inc. 144A company guaranty notes 7.25%, 5/1/25	15,000	15,600
Brookfield Residential Properties, Inc./Brookfield Residential
US Corp. 144A company guaranty sr. unsec. notes 6.125%,
7/1/22 (Canada)	20,000	19,350
Carriage Services, Inc. 144A sr. unsec. notes 6.625%, 6/1/26	35,000	34,606
CBS Corp. company guaranty sr. unsec. unsub. bonds
2.90%, 1/15/27	48,000	41,988
CBS Corp. company guaranty sr. unsec. unsub. notes
4.60%, 1/15/45	18,000	15,913
CBS Corp. company guaranty sr. unsec. unsub. notes
4.00%, 1/15/26	11,000	10,574
CBS Radio, Inc. 144A company guaranty sr. unsec. notes
7.25%, 11/1/24	75,000	71,813
Cinemark USA, Inc. company guaranty sr. unsec. sub. notes
4.875%, 6/1/23	50,000	48,625
Clear Channel Worldwide Holdings, Inc. company guaranty sr.
unsec. sub. notes 7.625%, 3/15/20	20,000	20,000
Constellation Merger Sub, Inc. 144A sr. unsec. notes 8.50%, 9/15/25	90,000	84,375
CRC Escrow Issuer, LLC/CRC Finco, Inc. 144A company guaranty sr.
unsec. notes 5.25%, 10/15/25	65,000	59,638
Delta Merger Sub., Inc. 144A sr. unsec. notes 6.00%, 9/15/26	5,000	4,838
Diamond Resorts International, Inc. 144A sr. notes 7.75%, 9/1/23	30,000	29,325
Ecolab, Inc. sr. unsec. notes 4.35%, 12/8/21	85,000	87,042
Ecolab, Inc. sr. unsec. unsub. bonds 2.70%, 11/1/26	71,000	65,161

Dynamic Risk Allocation Fund 39

	Principal
CORPORATE BONDS AND NOTES (24.7%)* cont.	amount	Value
Consumer cyclicals cont.
Eldorado Resorts, Inc. company guaranty sr. unsec. unsub. notes
7.00%, 8/1/23	$15,000	$15,675
Ford Motor Co. sr. unsec. unsub. notes 4.346%, 12/8/26	46,000	41,331
Gartner, Inc. 144A company guaranty sr. unsec. notes
5.125%, 4/1/25	30,000	29,588
General Motors Financial Co., Inc. company guaranty sr. unsec.
notes 4.00%, 10/6/26	51,000	45,936
General Motors Financial Co., Inc. company guaranty sr. unsec.
unsub. notes 4.30%, 7/13/25	15,000	14,109
General Motors Financial Co., Inc. company guaranty sr. unsec.
unsub. notes 4.00%, 1/15/25	7,000	6,573
Gray Escrow, Inc. 144A sr. unsec. notes 7.00%, 5/15/27	60,000	60,906
Gray Television, Inc. 144A company guaranty sr. unsec. notes
5.875%, 7/15/26	30,000	29,175
Hanesbrands, Inc. 144A company guaranty sr. unsec. unsub. notes
4.625%, 5/15/24	30,000	28,875
Hilton Worldwide Finance, LLC/Hilton Worldwide Finance Corp.
company guaranty sr. unsec. notes 4.875%, 4/1/27	150,000	143,063
Home Depot, Inc. (The) sr. unsec. unsub. notes 2.625%, 6/1/22	67,000	65,607
Howard Hughes Corp. (The) 144A sr. unsec. notes 5.375%, 3/15/25	70,000	66,325
Hyatt Hotels Corp. sr. unsec. unsub. notes 4.85%, 3/15/26	45,000	45,575
iHeartCommunications, Inc. company guaranty sr. notes 9.00%,
12/15/19 (In default) †	265,000	189,475
IHS Markit, Ltd. sr. unsec. sub. bonds 4.75%, 8/1/28
(United Kingdom)	30,000	29,250
IHS Markit, Ltd. 144A company guaranty notes 4.75%, 2/15/25
(United Kingdom)	140,000	138,951
IHS Markit, Ltd. 144A company guaranty sr. unsec. notes 4.00%,
3/1/26 (United Kingdom)	10,000	9,413
Interpublic Group of Cos., Inc. (The) sr. unsec. sub. bonds
4.65%, 10/1/28	140,000	138,210
Iron Mountain, Inc. 144A company guaranty sr. unsec. bonds
5.25%, 3/15/28 R	20,000	18,101
Iron Mountain, Inc. 144A company guaranty sr. unsec. notes
4.875%, 9/15/27 R	60,000	53,100
Jack Ohio Finance, LLC/Jack Ohio Finance 1 Corp. 144A company
guaranty notes 10.25%, 11/15/22	80,000	86,400
Jack Ohio Finance, LLC/Jack Ohio Finance 1 Corp. 144A company
guaranty sr. notes 6.75%, 11/15/21	65,000	66,625
Jacobs Entertainment, Inc. 144A notes 7.875%, 2/1/24	20,000	20,994
Jeld-Wen, Inc. 144A company guaranty sr. unsec. notes
4.875%, 12/15/27	25,000	21,813
Jeld-Wen, Inc. 144A company guaranty sr. unsec. notes
4.625%, 12/15/25	30,000	26,850
Lear Corp. sr. unsec. unsub. bonds 3.80%, 9/15/27	96,000	86,528
Lennar Corp. company guaranty sr. unsec. sub. notes
5.875%, 11/15/24	15,000	15,038
Lions Gate Capital Holdings, LLC 144A company guaranty sr.
unsec. notes 5.875%, 11/1/24	45,000	45,338
Live Nation Entertainment, Inc. 144A company guaranty sr. unsec.
notes 4.875%, 11/1/24	25,000	24,188

40 Dynamic Risk Allocation Fund

	Principal
CORPORATE BONDS AND NOTES (24.7%)* cont.	amount	Value
Consumer cyclicals cont.
Live Nation Entertainment, Inc. 144A company guaranty sr. unsec.
sub. notes 5.625%, 3/15/26	$30,000	$29,841
Mattamy Group Corp. 144A sr. unsec. notes 6.875%,
12/15/23 (Canada)	45,000	43,200
Mattamy Group Corp. 144A sr. unsec. notes 6.50%,
10/1/25 (Canada)	15,000	14,081
Meredith Corp. 144A sr. unsec. notes 6.875%, 2/1/26	55,000	56,238
MGM Resorts International company guaranty sr. unsec. notes
6.75%, 10/1/20	40,000	41,680
MGM Resorts International company guaranty sr. unsec. unsub.
notes 8.625%, 2/1/19	60,000	60,356
MGM Resorts International company guaranty sr. unsec. unsub.
notes 6.625%, 12/15/21	5,000	5,238
Navistar International Corp. 144A sr. unsec. notes 6.625%, 11/1/25	80,000	79,101
Neiman Marcus Group, LLC (The) company guaranty sr. notes
7.125%, 6/1/28	20,000	15,000
Neiman Marcus Group, Ltd. 144A company guaranty sr. unsec. sub.
notes 8.75%, 10/15/21	16,458	8,229
Nexstar Broadcasting, Inc. 144A company guaranty sr. unsec.
notes 5.625%, 8/1/24	75,000	72,375
Nielsen Co. Luxembourg SARL (The) 144A company guaranty sr.
unsec. notes 5.00%, 2/1/25 (Luxembourg)	25,000	24,375
Nielsen Finance, LLC/Nielsen Finance Co. 144A company guaranty
sr. unsec. sub. notes 5.00%, 4/15/22	65,000	63,564
Omnicom Group, Inc. company guaranty sr. unsec. unsub. notes
3.60%, 4/15/26	52,000	48,685
Outfront Media Capital, LLC/Outfront Media Capital Corp.
company guaranty sr. unsec. sub. notes 5.875%, 3/15/25	40,000	40,100
Penn National Gaming, Inc. 144A sr. unsec. notes 5.625%, 1/15/27	25,000	23,000
Penske Automotive Group, Inc. company guaranty sr. unsec. sub.
notes 5.75%, 10/1/22	30,000	30,150
Penske Automotive Group, Inc. company guaranty sr. unsec. sub.
notes 5.50%, 5/15/26	75,000	69,375
Penske Automotive Group, Inc. company guaranty sr. unsec. sub.
notes 5.375%, 12/1/24	10,000	9,488
PetSmart, Inc. 144A sr. unsec. notes 7.125%, 3/15/23	15,000	10,050
PulteGroup, Inc. company guaranty sr. unsec. unsub. notes
7.875%, 6/15/32	70,000	72,975
PulteGroup, Inc. company guaranty sr. unsec. unsub. notes
5.50%, 3/1/26	20,000	19,732
QVC, Inc. company guaranty sr. sub. notes 4.45%, 2/15/25	36,000	34,065
Refinitiv US Holdings, Inc. 144A company guaranty sr. notes
6.25%, 5/15/26	45,000	44,409
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp.
144A sr. notes 6.125%, 8/15/21	65,000	63,781
S&P Global, Inc. company guaranty sr. unsec. unsub. notes
4.40%, 2/15/26	26,000	26,568
S&P Global, Inc. company guaranty sr. unsec. unsub. notes
2.95%, 1/22/27	24,000	22,245
Sabre GLBL, Inc. 144A company guaranty sr. notes 5.375%, 4/15/23	45,000	44,775
Scientific Games International, Inc. company guaranty sr. unsec.
notes 10.00%, 12/1/22	145,000	150,242

Dynamic Risk Allocation Fund 41

	Principal
CORPORATE BONDS AND NOTES (24.7%)* cont.	amount	Value
Consumer cyclicals cont.
Sinclair Television Group, Inc. 144A company guaranty sr. unsec.
sub. notes 5.625%, 8/1/24	$65,000	$61,913
Sirius XM Radio, Inc. 144A company guaranty sr. unsec. sub. notes
6.00%, 7/15/24	30,000	30,713
Sirius XM Radio, Inc. 144A sr. unsec. bonds 5.00%, 8/1/27	155,000	145,700
Six Flags Entertainment Corp. 144A company guaranty sr. unsec.
bonds 5.50%, 4/15/27	95,000	90,963
Six Flags Entertainment Corp. 144A company guaranty sr. unsec.
unsub. notes 4.875%, 7/31/24	35,000	33,513
Spectrum Brands, Inc. company guaranty sr. unsec. notes
5.75%, 7/15/25	35,000	33,119
Spectrum Brands, Inc. company guaranty sr. unsec. unsub. notes
6.125%, 12/15/24	30,000	28,950
Standard Industries, Inc. 144A sr. unsec. notes 5.375%, 11/15/24	50,000	47,500
Standard Industries, Inc. 144A sr. unsec. notes 5.00%, 2/15/27	128,000	115,200
Standard Industries, Inc. 144A sr. unsec. notes 4.75%, 1/15/28	5,000	4,375
SugarHouse HSP Gaming Prop. Mezz LP/SugarHouse HSP
Gaming Finance Corp. 144A company guaranty sr. unsub. notes
5.875%, 5/15/25	35,000	32,725
Time Warner, Inc. company guaranty sr. unsec. unsub. bonds
3.80%, 2/15/27	62,000	57,857
Time Warner, Inc. company guaranty sr. unsec. unsub. bonds
2.95%, 7/15/26	27,000	23,951
Townsquare Media, Inc. 144A company guaranty sr. unsec. notes
6.50%, 4/1/23	15,000	13,838
TRI Pointe Group, Inc./TRI Pointe Homes, Inc. company guaranty
sr. unsec. unsub. notes 5.875%, 6/15/24	40,000	35,848
Tribune Media Co. company guaranty sr. unsec. notes
5.875%, 7/15/22	20,000	20,250
Univision Communications, Inc. 144A company guaranty sr. sub.
notes 5.125%, 2/15/25	55,000	50,167
Weekley Homes, LLC/Weekley Finance Corp. sr. unsec. notes
6.00%, 2/1/23	30,000	28,275
Werner FinCo LP/Werner FinCo, Inc. 144A company guaranty sr.
unsec. notes 8.75%, 7/15/25	60,000	55,800
WMG Acquisition Corp. 144A company guaranty sr. notes
5.00%, 8/1/23	30,000	29,588
WMG Acquisition Corp. 144A company guaranty sr. unsec. notes
5.50%, 4/15/26	10,000	9,700
Wolverine World Wide, Inc. 144A company guaranty sr. unsec.
bonds 5.00%, 9/1/26	25,000	23,375
Wyndham Hotels & Resorts, Inc. 144A company guaranty sr. unsec.
notes 5.375%, 4/15/26	30,000	28,875
Wynn Las Vegas, LLC/Wynn Las Vegas Capital Corp. 144A company
guaranty sr. unsec. sub. notes 5.25%, 5/15/27	80,000	73,076
		5,192,477
Consumer staples (1.2%)
1011778 BC ULC/New Red Finance, Inc. 144A company guaranty
notes 5.00%, 10/15/25 (Canada)	50,000	47,000
1011778 BC ULC/New Red Finance, Inc. 144A company guaranty sr.
notes 4.625%, 1/15/22 (Canada)	25,000	24,875

42 Dynamic Risk Allocation Fund

	Principal
CORPORATE BONDS AND NOTES (24.7%)* cont.	amount	Value
Consumer staples cont.
1011778 BC ULC/New Red Finance, Inc. 144A company guaranty sr.
sub. notes 4.25%, 5/15/24 (Canada)	$50,000	$47,250
Altria Group, Inc. company guaranty sr. unsec. unsub. notes
2.625%, 1/14/20	145,000	143,616
Anheuser-Busch Cos., LLC/Anheuser-Busch InBev Worldwide, Inc.
144A company guaranty sr. unsec. unsub. notes 3.65%, 2/1/26	19,000	17,924
Ascend Learning, LLC 144A sr. unsec. notes 6.875%, 8/1/25	45,000	43,650
Brand Energy & Infrastructure Services, Inc. 144A sr. unsec. notes
8.50%, 7/15/25	65,000	57,363
CEC Entertainment, Inc. company guaranty sr. unsec. sub. notes
8.00%, 2/15/22	60,000	54,000
Coca-Cola Co. (The) sr. unsec. unsub. bonds 2.25%, 9/1/26	22,000	19,809
Dean Foods Co. 144A company guaranty sr. unsec. notes
6.50%, 3/15/23	50,000	43,875
Diageo Investment Corp. company guaranty sr. unsec. notes
8.00%, 9/15/22	7,000	8,102
ERAC USA Finance, LLC 144A company guaranty sr. unsec. bonds
4.50%, 2/15/45	37,000	33,829
ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes
7.00%, 10/15/37	132,000	162,053
ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes
5.625%, 3/15/42	42,000	44,747
Fresh Market, Inc. (The) 144A company guaranty sr. notes
9.75%, 5/1/23	35,000	25,893
Golden Nugget, Inc. 144A company guaranty sr. unsec. sub. notes
8.75%, 10/1/25	50,000	50,000
Golden Nugget, Inc. 144A sr. unsec. notes 6.75%, 10/15/24	55,000	54,038
Itron, Inc. 144A company guaranty sr. unsec. notes 5.00%, 1/15/26	50,000	46,532
KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell of America, LLC
144A company guaranty sr. unsec. notes 5.25%, 6/1/26	60,000	58,837
KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell of America, LLC
144A company guaranty sr. unsec. notes 5.00%, 6/1/24	15,000	14,794
KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell of America, LLC
144A company guaranty sr. unsec. notes 4.75%, 6/1/27	20,000	18,746
Kraft Heinz Co. (The) company guaranty sr. unsec. bonds
4.375%, 6/1/46	5,000	4,084
Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec.
unsub. notes 4.875%, 11/1/26	145,000	141,230
Maple Escrow Subsidiary, Inc. 144A company guaranty sr. unsec.
notes 4.597%, 5/25/28	135,000	132,094
Match Group, Inc. 144A sr. unsec. bonds 5.00%, 12/15/27	40,000	37,100
Netflix, Inc. sr. unsec. notes 4.875%, 4/15/28	35,000	32,288
Netflix, Inc. 144A sr. unsec. bonds 6.375%, 5/15/29	20,000	20,250
Netflix, Inc. 144A sr. unsec. unsub. bonds 5.875%, 11/15/28	25,000	24,648
Newell Brands, Inc. sr. unsec. unsub. notes 4.20%, 4/1/26	63,000	60,014
PepsiCo, Inc. sr. unsec. unsub. bonds 3.45%, 10/6/46	34,000	29,518
Rite Aid Corp. 144A company guaranty sr. unsec. unsub. notes
6.125%, 4/1/23	65,000	55,900
Walgreens Boots Alliance, Inc. sr. unsec. unsub. notes
3.30%, 11/18/21	26,000	25,611
		1,579,670

Dynamic Risk Allocation Fund 43

	Principal
CORPORATE BONDS AND NOTES (24.7%)* cont.	amount	Value
Energy (3.5%)
Alta Mesa Holdings LP/Alta Mesa Finance Services Corp. company
guaranty sr. unsec. notes 7.875%, 12/15/24	$90,000	$64,125
Antero Resources Corp. company guaranty sr. unsec. notes
5.625%, 6/1/23	25,000	24,813
Antero Resources Corp. company guaranty sr. unsec. sub. notes
5.375%, 11/1/21	20,000	19,925
Antero Resources Corp. company guaranty sr. unsec. sub. notes
5.125%, 12/1/22	15,000	14,700
Apergy Corp. 144A sr. unsec. notes 6.375%, 5/1/26	55,000	54,450
Ascent Resources Utica Holdings, LLC/ARU Finance Corp. 144A sr.
unsec. notes 10.00%, 4/1/22	16,000	16,920
Ascent Resources Utica Holdings, LLC/ARU Finance Corp. 144A sr.
unsec. notes 7.00%, 11/1/26	20,000	18,750
Baytex Energy Corp. 144A company guaranty sr. unsec. sub. notes
5.625%, 6/1/24 (Canada)	20,000	17,350
BP Capital Markets PLC company guaranty sr. unsec. unsub. notes
2.315%, 2/13/20 (United Kingdom)	82,000	80,883
BP Capital Markets PLC company guaranty sr. unsec. unsub. notes
1.366%, 9/19/19 (United Kingdom)	40,000	39,529
California Resources Corp. company guaranty sr. unsec. sub. notes
5.00%, 1/15/20	30,000	27,150
California Resources Corp. 144A company guaranty notes
8.00%, 12/15/22	21,000	16,091
Cheniere Corpus Christi Holdings, LLC company guaranty sr. notes
5.875%, 3/31/25	85,000	87,550
Cheniere Corpus Christi Holdings, LLC company guaranty sr. notes
5.125%, 6/30/27	105,000	101,719
Chesapeake Energy Corp. company guaranty sr. unsec. notes
8.00%, 6/15/27	20,000	19,000
Chesapeake Energy Corp. company guaranty sr. unsec. notes
8.00%, 1/15/25	100,000	96,250
Chesapeake Energy Corp. company guaranty sr. unsec. notes
5.75%, 3/15/23	10,000	9,300
Chevron Corp. sr. unsec. unsub. notes 1.561%, 5/16/19	30,000	29,828
Comstock Escrow Corp. 144A sr. unsec. notes 9.75%, 8/15/26	55,000	50,050
Concho Resources, Inc. company guaranty sr. unsec. notes
3.75%, 10/1/27	115,000	106,789
Continental Resources, Inc. company guaranty sr. unsec. bonds
4.90%, 6/1/44	30,000	26,362
Continental Resources, Inc. company guaranty sr. unsec. notes
3.80%, 6/1/24	20,000	18,877
Covey Park Energy, LLC/Covey Park Finance Corp. 144A company
guaranty sr. unsec. notes 7.50%, 5/15/25	60,000	56,700
CrownRock LP/CrownRock Finance, Inc. 144A sr. unsec. notes
5.625%, 10/15/25	45,000	42,075
DCP Midstream Operating LP company guaranty sr. unsec. unsub.
notes 5.375%, 7/15/25	15,000	15,019
DCP Midstream Operating LP 144A company guaranty sr. unsec.
unsub. bonds 6.75%, 9/15/37	20,000	20,150
Denbury Resources, Inc. company guaranty sr. unsec. sub. notes
6.375%, 8/15/21	35,000	30,100

44 Dynamic Risk Allocation Fund

	Principal
CORPORATE BONDS AND NOTES (24.7%)* cont.	amount	Value
Energy cont.
Denbury Resources, Inc. 144A company guaranty notes
9.00%, 5/15/21	$36,000	$36,090
Denbury Resources, Inc. 144A notes 7.50%, 2/15/24	15,000	13,256
Diamondback Energy, Inc. company guaranty sr. unsec. unsub.
notes 5.375%, 5/31/25	50,000	49,438
Diamondback Energy, Inc. company guaranty sr. unsec. unsub.
notes 4.75%, 11/1/24	20,000	19,425
Endeavor Energy Resources LP/EER Finance, Inc. 144A sr. unsec.
bonds 5.75%, 1/30/28	60,000	61,650
Endeavor Energy Resources LP/EER Finance, Inc. 144A sr. unsec.
notes 5.50%, 1/30/26	20,000	20,400
Energy Transfer Partners LP jr. unsec. sub. FRB Ser. B, 6.625%,
perpetual maturity	141,000	124,080
Energy Transfer Partners LP sr. unsec. unsub. bonds
6.125%, 12/15/45	13,000	12,441
Ensco PLC sr. unsec. notes 7.75%, 2/1/26 (United Kingdom)	30,000	24,750
EOG Resources, Inc. sr. unsec. unsub. notes 4.15%, 1/15/26	5,000	5,035
EOG Resources, Inc. sr. unsec. unsub. notes 2.625%, 3/15/23	35,000	33,335
EP Energy, LLC/Everest Acquisition Finance, Inc. company
guaranty sr. unsec. sub. notes 9.375%, 5/1/20	29,000	25,665
EP Energy, LLC/Everest Acquisition Finance, Inc. 144A company
guaranty notes 9.375%, 5/1/24	46,000	25,300
EP Energy, LLC/Everest Acquisition Finance, Inc. 144A company
guaranty sr. notes 8.00%, 11/29/24	30,000	26,250
EP Energy, LLC/Everest Acquisition Finance, Inc. 144A company
guaranty sr. notes 7.75%, 5/15/26	35,000	33,688
EQT Corp. sr. unsec. unsub. notes 3.90%, 10/1/27	60,000	52,593
Exxon Mobil Corp. sr. unsec. unsub. notes 2.222%, 3/1/21	240,000	234,542
FTS International, Inc. company guaranty sr. notes 6.25%, 5/1/22	20,000	18,800
Hess Infrastructure Partners LP/Hess Infrastructure Partners
Finance Corp. 144A sr. unsec. notes 5.625%, 2/15/26	70,000	67,900
Holly Energy Partners LP/Holly Energy Finance Corp. 144A
company guaranty sr. unsec. notes 6.00%, 8/1/24	70,000	69,125
Indigo Natural Resources, LLC 144A sr. unsec. notes
6.875%, 2/15/26	45,000	41,850
Jagged Peak Energy, LLC 144A company guaranty sr. unsec. notes
5.875%, 5/1/26	45,000	43,088
MEG Energy Corp. 144A company guaranty sr. unsec. notes 7.00%,
3/31/24 (Canada)	10,000	9,363
MEG Energy Corp. 144A notes 6.50%, 1/15/25 (Canada)	50,000	51,000
Motiva Enterprises, LLC 144A sr. unsec. notes 5.75%, 1/15/20	11,000	11,192
Nabors Industries, Inc. company guaranty sr. unsec. notes
5.75%, 2/1/25	60,000	48,675
Nabors Industries, Inc. company guaranty sr. unsec. notes
5.50%, 1/15/23	5,000	4,399
Newfield Exploration Co. sr. unsec. unsub. notes 5.75%, 1/30/22	25,000	25,563
Newfield Exploration Co. sr. unsec. unsub. notes 5.375%, 1/1/26	75,000	74,719
Nine Energy Service, Inc. 144A sr. unsec. notes 8.75%, 11/1/23	20,000	19,750
Noble Holding International, Ltd. company guaranty sr. unsec.
unsub. notes 7.75%, 1/15/24	20,000	17,500

Dynamic Risk Allocation Fund 45

	Principal
CORPORATE BONDS AND NOTES (24.7%)* cont.	amount	Value
Energy cont.
Noble Holding International, Ltd. 144A company guaranty sr.
unsec. notes 7.875%, 2/1/26	$25,000	$23,313
Oasis Petroleum, Inc. company guaranty sr. unsec. unsub. notes
6.875%, 3/15/22	81,000	79,988
Oasis Petroleum, Inc. 144A sr. unsec. notes 6.25%, 5/1/26	35,000	32,288
Occidental Petroleum Corp. sr. unsec. unsub. bonds
4.40%, 4/15/46	41,000	38,888
Pertamina Persero PT 144A sr. unsec. unsub. notes 4.30%,
5/20/23 (Indonesia)	200,000	195,008
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
bonds 7.375%, 1/17/27 (Brazil)	133,000	137,535
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
bonds 7.25%, 3/17/44 (Brazil)	19,000	18,311
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 6.25%, 3/17/24 (Brazil)	294,000	297,308
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 6.125%, 1/17/22 (Brazil)	18,000	18,473
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 5.999%, 1/27/28 (Brazil)	126,000	118,598
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 5.299%, 1/27/25 (Brazil)	8,000	7,560
Petroleos de Venezuela SA 144A company guaranty sr. unsec.
notes 6.00%, 11/15/26 (Venezuela) (In default) †	110,000	17,600
Petroleos Mexicanos company guaranty sr. unsec. unsub. notes
6.50%, 3/13/27 (Mexico)	159,000	148,716
Petroleos Mexicanos company guaranty sr. unsec. unsub. notes
6.375%, 1/23/45 (Mexico)	12,000	9,708
Precision Drilling Corp. 144A company guaranty sr. unsec. notes
7.125%, 1/15/26 (Canada)	30,000	28,125
Range Resources Corp. company guaranty sr. unsec. notes
5.00%, 3/15/23	15,000	14,147
Range Resources Corp. company guaranty sr. unsec. sub. notes
5.75%, 6/1/21	25,000	24,938
Regency Energy Partners LP/Regency Energy Finance Corp.
company guaranty sr. unsec. unsub. notes 5.875%, 3/1/22	10,000	10,430
Regency Energy Partners LP/Regency Energy Finance Corp.
company guaranty sr. unsec. unsub. notes 4.50%, 11/1/23	25,000	24,810
Rose Rock Midstream LP/Rose Rock Finance Corp. company
guaranty sr. unsec. sub. notes 5.625%, 11/15/23	5,000	4,650
Sabine Pass Liquefaction, LLC sr. bonds 4.20%, 3/15/28	26,000	24,429
Sabine Pass Liquefaction, LLC sr. notes 5.00%, 3/15/27	34,000	33,897
SESI, LLC company guaranty sr. unsec. notes 7.75%, 9/15/24	50,000	44,625
SESI, LLC company guaranty sr. unsec. unsub. notes
7.125%, 12/15/21	20,000	18,900
Seven Generations Energy, Ltd. 144A sr. unsec. bonds 6.75%,
5/1/23 (Canada)	5,000	4,994
Seventy Seven Energy, Inc. escrow sr. unsec. notes
6.50%, 7/15/22 F	50,000	5
Shell International Finance BV company guaranty sr. unsec. unsub.
notes 2.875%, 5/10/26 (Netherlands)	55,000	51,546
SM Energy Co. sr. unsec. notes 6.625%, 1/15/27	15,000	14,325

46 Dynamic Risk Allocation Fund

	Principal
CORPORATE BONDS AND NOTES (24.7%)* cont.	amount	Value
Energy cont.
SM Energy Co. sr. unsec. sub. notes 5.00%, 1/15/24	$25,000	$23,219
SM Energy Co. sr. unsec. unsub. notes 6.125%, 11/15/22	34,000	33,405
Spectra Energy Partners LP sr. unsec. notes 3.375%, 10/15/26	39,000	35,777
Statoil ASA company guaranty sr. unsec. unsub. notes 2.90%,
11/8/20 (Norway)	55,000	54,585
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. 144A
company guaranty sr. unsec. bonds 5.50%, 1/15/28	30,000	29,475
Targa Resources Partners LP/Targa Resources Partners Finance
Corp. company guaranty sr. unsec. notes 5.375%, 2/1/27	20,000	19,200
Targa Resources Partners LP/Targa Resources Partners Finance
Corp. company guaranty sr. unsec. unsub. notes 5.00%, 1/15/28	105,000	97,042
Total Capital International SA company guaranty sr. unsec. unsub.
notes 2.75%, 6/19/21 (France)	235,000	231,763
Transcanada Trust company guaranty jr. unsec. sub. FRB 5.30%,
3/15/77 (Canada)	46,000	40,756
Transocean Pontus, Ltd. 144A company guaranty sr. notes 6.125%,
8/1/25 (Cayman Islands)	25,000	24,500
Transocean, Inc. company guaranty sr. unsec. unsub. bonds
7.50%, 4/15/31	20,000	16,100
Transocean, Inc. 144A company guaranty sr. unsec. notes
9.00%, 7/15/23	10,000	10,250
Trinidad Drilling, Ltd. 144A company guaranty sr. unsec. notes
6.625%, 2/15/25 (Canada)	60,000	60,384
USA Compression Partners LP/USA Compression Finance Corp.
144A sr. unsec. notes 6.875%, 4/1/26	30,000	29,288
Vermilion Energy, Inc. 144A company guaranty sr. unsec. notes
5.625%, 3/15/25 (Canada)	20,000	19,000
Weatherford International, Ltd. company guaranty sr. unsec. sub.
notes 9.875%, 2/15/24	37,000	24,698
Whiting Petroleum Corp. sr. unsec. notes 6.625%, 1/15/26	35,000	33,688
Williams Cos., Inc. (The) sr. unsec. unsub. notes 8.75%, 3/15/32	38,000	48,685
Williams Partners LP sr. unsec. sub. notes 4.30%, 3/4/24	60,000	59,180
WPX Energy, Inc. sr. unsec. notes 8.25%, 8/1/23	30,000	32,775
WPX Energy, Inc. sr. unsec. notes 5.75%, 6/1/26	25,000	24,000
WPX Energy, Inc. sr. unsec. unsub. notes 6.00%, 1/15/22	14,000	14,036
		4,810,238
Financials (5.5%)
AIG Global Funding 144A sr. notes 2.15%, 7/2/20	50,000	48,963
Air Lease Corp. sr. unsec. sub. bonds 4.625%, 10/1/28	105,000	100,688
Air Lease Corp. sr. unsec. unsub. notes 3.625%, 4/1/27	41,000	36,645
Alliance Data Systems Corp. 144A company guaranty sr. unsec.
notes 5.375%, 8/1/22	40,000	39,800
Alliant Holdings Intermediate, LLC 144A sr. unsec. notes
8.25%, 8/1/23	30,000	30,506
Ally Financial, Inc. company guaranty sr. unsec. notes
8.00%, 11/1/31	100,000	116,770
Ally Financial, Inc. sub. unsec. notes 5.75%, 11/20/25	80,000	81,800
American Express Co. sr. unsec. bonds 8.125%, 5/20/19	75,000	76,711
American International Group, Inc. jr. unsec. sub. FRB
8.175%, 5/15/58	150,000	178,500

Dynamic Risk Allocation Fund 47

	Principal
CORPORATE BONDS AND NOTES (24.7%)* cont.	amount	Value
Financials cont.
Bank of America Corp. jr. unsec. sub. FRN Ser. AA, 6.10%,
perpetual maturity	$49,000	$49,858
Bank of America Corp. jr. unsec. sub. FRN Ser. Z, 6.50%,
perpetual maturity	15,000	15,675
Bank of America Corp. sr. unsec. unsub. bonds Ser. MTN,
3.248%, 10/21/27	56,000	51,431
Bank of America Corp. sr. unsec. unsub. notes Ser. MTN,
2.151%, 11/9/20	15,000	14,649
Bank of America Corp. unsec. sub. notes 6.11%, 1/29/37	170,000	185,142
Bank of Montreal sr. unsec. unsub. notes Ser. D, 3.10%,
4/13/21 (Canada)	55,000	54,694
Bank of Montreal unsec. sub. FRN 3.803%, 12/15/32 (Canada)	10,000	9,119
Bank of Nova Scotia (The) sr. unsec. unsub. notes 2.70%,
3/7/22 (Canada)	16,000	15,530
Bank of Nova Scotia (The) sr. unsec. unsub. notes 2.35%,
10/21/20 (Canada)	60,000	58,909
Banque Federative du Credit Mutuel SA 144A sr. unsec. unsub.
notes 2.20%, 7/20/20 (France)	245,000	239,866
BGC Partners, Inc. sr. unsec. notes 5.125%, 5/27/21	7,000	7,134
Cantor Fitzgerald LP 144A unsec. bonds 7.875%, 10/15/19	25,000	25,749
Cantor Fitzgerald LP 144A unsec. notes 6.50%, 6/17/22	48,000	50,538
CBRE Services, Inc. company guaranty sr. unsec. notes
5.25%, 3/15/25	37,000	38,129
CBRE Services, Inc. company guaranty sr. unsec. unsub. notes
4.875%, 3/1/26	35,000	35,389
CIT Group, Inc. sr. unsec. sub. notes 5.00%, 8/1/23	35,000	35,044
CIT Group, Inc. sr. unsec. unsub. notes 5.25%, 3/7/25	57,000	57,274
CIT Group, Inc. sr. unsec. unsub. notes 5.00%, 8/15/22	30,000	30,113
Citigroup, Inc. sr. unsec. FRB 3.668%, 7/24/28	60,000	55,980
Citigroup, Inc. sr. unsec. notes 2.65%, 10/26/20	118,000	115,956
Citigroup, Inc. sr. unsec. unsub. FRB 3.887%, 1/10/28	97,000	92,406
Citigroup, Inc. unsec. sub. bonds 4.45%, 9/29/27	60,000	57,922
Citigroup, Inc. unsec. sub. notes 4.60%, 3/9/26	49,000	48,150
CNG Holdings, Inc. 144A sr. notes 9.375%, 5/15/20	50,000	46,500
CNO Financial Group, Inc. sr. unsec. unsub. notes 5.25%, 5/30/25	50,000	48,844
Commonwealth Bank of Australia 144A sr. unsec. notes 3.15%,
9/19/27 (Australia)	55,000	51,277
Commonwealth Bank of Australia 144A unsec. notes 2.20%,
11/9/20 (Australia)	330,000	321,576
Cooperatieve Rabobank UA company guaranty sr. unsec. unsub.
bonds Ser. MTN, 5.25%, 5/24/41 (Netherlands)	30,000	32,336
Credit Acceptance Corp. company guaranty sr. unsec. notes
7.375%, 3/15/23	35,000	35,963
Credit Acceptance Corp. company guaranty sr. unsec. notes
6.125%, 2/15/21	10,000	10,013
Digital Realty Trust LP company guaranty sr. unsec. bonds
4.45%, 7/15/28 R	80,000	79,296
Digital Realty Trust LP company guaranty sr. unsec. notes
3.40%, 10/1/20 R	25,000	24,904
ESH Hospitality, Inc. 144A company guaranty sr. unsec. notes
5.25%, 5/1/25 R	40,000	38,250

48 Dynamic Risk Allocation Fund

	Principal
CORPORATE BONDS AND NOTES (24.7%)* cont.	amount	Value
Financials cont.
Fairfax Financial Holdings, Ltd. 144A sr. unsec. notes 4.85%,
4/17/28 (Canada)	$85,000	$81,703
Fairfax US, Inc. 144A company guaranty sr. unsec. notes
4.875%, 8/13/24	60,000	59,941
Fifth Third Bancorp jr. unsec. sub. FRB 5.10%, perpetual maturity	25,000	23,000
Freedom Mortgage Corp. 144A sr. unsec. notes 8.25%, 4/15/25	35,000	31,063
Freedom Mortgage Corp. 144A sr. unsec. notes 8.125%, 11/15/24	50,000	44,375
GE Capital International Funding Co. Unlimited Co. company
guaranty sr. unsec. notes 3.373%, 11/15/25 (Ireland)	11,000	9,495
GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec.
notes 5.25%, 6/1/25	30,000	29,813
GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec.
unsub. notes 5.375%, 4/15/26	60,000	59,508
goeasy, Ltd. 144A company guaranty sr. unsec. notes 7.875%,
11/1/22 (Canada)	30,000	30,750
Goldman Sachs Group, Inc. (The) sr. unsec. FRB 4.223%, 5/1/29	85,000	81,477
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes
3.85%, 1/26/27	120,000	113,100
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes
2.60%, 12/27/20	238,000	232,838
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes
2.30%, 12/13/19	136,000	134,556
Hospitality Properties Trust sr. unsec. notes 4.375%, 2/15/30 R	57,000	51,781
Hospitality Properties Trust sr. unsec. unsub. notes
4.50%, 3/15/25 R	13,000	12,609
HUB International, Ltd. 144A sr. unsec. notes 7.00%, 5/1/26	40,000	38,100
Huntington Bancshares, Inc. unsec. notes 4.35%, 2/4/23	30,000	29,949
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 6.75%, 2/1/24	30,000	30,188
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 6.25%, 2/1/22	30,000	30,488
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 6.00%, 8/1/20	30,000	30,225
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 5.875%, 2/1/22	15,000	15,051
iStar, Inc. sr. unsec. notes 6.00%, 4/1/22 R	20,000	19,731
iStar, Inc. sr. unsec. unsub. notes 5.25%, 9/15/22 R	15,000	14,325
JPMorgan Chase & Co. jr. unsec. bonds 6.10%, perpetual maturity	9,000	9,113
JPMorgan Chase & Co. jr. unsec. sub. FRB Ser. Z, 5.30%,
perpetual maturity	43,000	43,219
JPMorgan Chase & Co. sr. unsec. unsub. FRB 3.964%, 11/15/48	196,000	169,521
JPMorgan Chase & Co. unsec. sub. bonds 3.625%, 12/1/27	124,000	114,462
KeyCorp sr. unsec. unsub. notes Ser. MTN, 1.988%, 12/13/18	84,000	83,994
KKR Group Finance Co. III, LLC 144A company guaranty sr. unsec.
unsub. bonds 5.125%, 6/1/44	19,000	18,292
KKR Group Finance Co., LLC 144A company guaranty sr. unsec.
unsub. notes 6.375%, 9/29/20	41,000	43,001
Liberty Mutual Group, Inc. 144A company guaranty jr. unsec. sub.
bonds 7.80%, 3/15/37	92,000	103,040
Lloyds Banking Group PLC jr. unsec. sub. FRB 7.50%, perpetual
maturity (United Kingdom)	200,000	189,456

Dynamic Risk Allocation Fund 49

	Principal
CORPORATE BONDS AND NOTES (24.7%)* cont.	amount	Value
Financials cont.
LPL Holdings, Inc. 144A company guaranty sr. unsec. notes
5.75%, 9/15/25	$60,000	$56,850
Macquarie Bank, Ltd. 144A sr. unsec. notes 2.85%,
7/29/20 (Australia)	49,000	48,440
Macquarie Group Ltd. 144A sr. unsec. notes 7.625%,
8/13/19 (Australia)	110,000	113,162
MGM Growth Properties Operating Partnership LP/MGP Finance
Co-Issuer, Inc. company guaranty sr. unsec. notes 5.625%, 5/1/24 R	25,000	25,246
MGM Growth Properties Operating Partnership LP/MGP Finance
Co-Issuer, Inc. company guaranty sr. unsec. notes 4.50%, 1/15/28 R	15,000	13,238
Mid-America Apartments LP sr. unsec. notes 4.30%, 10/15/23 R	20,000	20,170
Mitsubishi UFJ Financial Group, Inc. sr. unsec. notes 3.535%,
7/26/21 (Japan)	90,000	89,895
Morgan Stanley sr. unsec. unsub. notes 4.375%, 1/22/47	55,000	50,272
Morgan Stanley sr. unsec. unsub. notes 3.625%, 1/20/27	120,000	112,942
Morgan Stanley sr. unsec. unsub. notes 2.65%, 1/27/20	80,000	79,329
National Australia Bank, Ltd./New York sr. unsec. notes 2.50%,
1/12/21 (Australia)	250,000	244,714
Nationstar Mortgage, LLC/Nationstar Capital Corp. company
guaranty sr. unsec. unsub. notes 6.50%, 7/1/21	55,000	54,931
Neuberger Berman Group, LLC/Neuberger Berman Finance Corp.
144A sr. unsec. notes 4.875%, 4/15/45	40,000	34,947
Peachtree Corners Funding Trust 144A company guaranty sr.
unsec. unsub. bonds 3.976%, 2/15/25	100,000	96,436
Provident Funding Associates LP/PFG Finance Corp. 144A sr.
unsec. notes 6.375%, 6/15/25	40,000	38,100
Regions Financial Corp. sr. unsec. unsub. notes 2.75%, 8/14/22	35,000	33,603
Royal Bank of Canada sr. unsec. notes Ser. GMTN, 2.125%,
3/2/20 (Canada)	77,000	76,018
Royal Bank of Canada unsec. sub. notes Ser. GMTN, 4.65%,
1/27/26 (Canada)	30,000	30,371
Skandinaviska Enskilda Banken AB 144A sr. unsec. unsub. notes
2.625%, 11/17/20 (Sweden)	270,000	265,451
Springleaf Finance Corp. company guaranty sr. unsec. sub. notes
7.125%, 3/15/26	15,000	14,100
Springleaf Finance Corp. company guaranty sr. unsec. unsub.
notes 6.875%, 3/15/25	35,000	32,944
Springleaf Finance Corp. company guaranty sr. unsec. unsub.
notes 6.125%, 5/15/22	30,000	30,000
Starwood Property Trust, Inc. sr. unsec. notes 4.75%, 3/15/25 R	45,000	41,963
Swiss Re Treasury US Corp. 144A company guaranty sr. unsec.
notes 4.25%, 12/6/42	60,000	56,420
TMX Finance, LLC/TitleMax Finance Corp. 144A sr. notes
11.125%, 4/1/23	35,000	31,850
Toronto-Dominion Bank (The) unsec. sub. FRB 3.625%,
9/15/31 (Canada)	43,000	40,122
Travelport Corporate Finance PLC 144A company guaranty sr.
notes 6.00%, 3/15/26 (United Kingdom)	60,000	59,100
UBS AG/London 144A sr. unsec. notes 2.20%, 6/8/20
(United Kingdom)	200,000	196,105

50 Dynamic Risk Allocation Fund

	Principal
CORPORATE BONDS AND NOTES (24.7%)* cont.	amount	Value
Financials cont.
UBS Group Funding (Switzerland) AG 144A company guaranty sr.
unsec. unsub. notes 2.65%, 2/1/22 (Switzerland)	$200,000	$191,842
USIS Merger Sub, Inc. 144A sr. unsec. notes 6.875%, 5/1/25	55,000	52,250
VEREIT Operating Partnership LP company guaranty sr. unsec.
notes 4.60%, 2/6/24 R	40,000	39,894
Wand Merger Corp. 144A sr. unsec. notes 9.125%, 7/15/26	10,000	10,100
Wand Merger Corp. 144A sr. unsec. notes 8.125%, 7/15/23	35,000	35,350
Wells Fargo & Co. jr. unsec. sub. FRB Ser. U, 5.875%,
perpetual maturity	46,000	46,863
Wells Fargo & Co. sr. unsec. notes Ser. GMTN, 2.60%, 7/22/20	115,000	113,189
Westpac Banking Corp. sr. unsec. unsub. notes 2.15%,
3/6/20 (Australia)	286,000	281,965
Westpac Banking Corp. sr. unsec. unsub. notes 2.00%,
8/19/21 (Australia)	45,000	43,157
WeWork Cos, Inc. 144A company guaranty sr. unsec. notes
7.875%, 5/1/25	70,000	65,450
		7,588,942
Health care (2.2%)
AbbVie, Inc. sr. unsec. notes 3.60%, 5/14/25	19,000	18,125
Air Medical Merger Sub Corp. 144A sr. unsec. notes 6.375%, 5/15/23	70,000	58,100
Allergan Funding SCS company guaranty sr. unsec. notes 3.45%,
3/15/22 (Luxembourg)	16,000	15,645
Allergan Funding SCS company guaranty sr. unsec. unsub. notes
3.80%, 3/15/25 (Luxembourg)	15,000	14,398
Amgen, Inc. sr. unsec. bonds 4.663%, 6/15/51	47,000	43,511
Amgen, Inc. sr. unsec. unsub. notes 2.60%, 8/19/26	69,000	61,811
ASP AMC Merger Sub, Inc. 144A sr. unsec. notes 8.00%, 5/15/25	50,000	31,640
AstraZeneca PLC sr. unsec. unsub. notes 6.45%, 9/15/37
(United Kingdom)	12,000	14,052
Bausch Health Cos., Inc. 144A company guaranty sr. notes
5.50%, 11/1/25	15,000	14,738
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes
9.00%, 12/15/25	35,000	36,925
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes
6.125%, 4/15/25	135,000	126,725
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes
5.625%, 12/1/21	5,000	4,994
Bausch Health Cos., Inc. 144A company guaranty sr. unsub. notes
7.00%, 3/15/24	55,000	57,544
Bausch Health Cos., Inc. 144A company guaranty sr. unsub. notes
6.50%, 3/15/22	20,000	20,621
Becton Dickinson and Co. (BD) sr. unsec. unsub. bonds
4.669%, 6/6/47	69,000	63,936
Becton Dickinson and Co. (BD) sr. unsec. unsub. bonds
3.70%, 6/6/27	59,000	54,976
Biogen, Inc. sr. unsec. sub. notes 3.625%, 9/15/22	56,000	55,811
BioScrip, Inc. company guaranty sr. unsec. notes 8.875%, 2/15/21	45,000	42,525
Centene Corp. sr. unsec. unsub. notes 6.125%, 2/15/24	60,000	62,394
Centene Corp. sr. unsec. unsub. notes 4.75%, 5/15/22	15,000	15,056
Centene Escrow I Corp. 144A sr. unsec. notes 5.375%, 6/1/26	20,000	20,125

Dynamic Risk Allocation Fund 51

	Principal
CORPORATE BONDS AND NOTES (24.7%)* cont.	amount	Value
Health care cont.
CHS/Community Health Systems, Inc. company guaranty sr. notes
6.25%, 3/31/23	$95,000	$88,113
CHS/Community Health Systems, Inc. company guaranty sr.
unsec. notes 6.875%, 2/1/22	105,000	51,996
CHS/Community Health Systems, Inc. 144A company guaranty
sub. notes 8.125%, 6/30/24	51,000	39,270
CVS Health Corp. sr. unsec. notes zero %, 12/1/22	60,000	61,899
CVS Health Corp. sr. unsec. unsub. bonds 5.05%, 3/25/48	31,000	30,090
CVS Health Corp. sr. unsec. unsub. notes 4.78%, 3/25/38	94,000	89,679
CVS Health Corp. sr. unsec. unsub. notes 2.25%, 12/5/18	145,000	144,998
Elanco Animal Health, Inc. 144A sr. unsec. notes 4.90%, 8/28/28	123,000	123,729
Endo Finance, LLC/Endo Finco, Inc. 144A company guaranty sr.
unsec. unsub. notes 5.375%, 1/15/23	65,000	53,463
Halfmoon Parent, Inc. 144A sr. unsub. notes 3.75%, 7/15/23	58,000	57,198
HCA, Inc. company guaranty sr. bonds 5.25%, 6/15/26	50,000	50,375
HCA, Inc. company guaranty sr. notes 6.50%, 2/15/20	85,000	87,338
HCA, Inc. company guaranty sr. sub. bonds 5.50%, 6/15/47	80,000	77,000
Jaguar Holding Co. II/Pharmaceutical Product Development, LLC
144A company guaranty sr. unsec. notes 6.375%, 8/1/23	30,000	29,738
Kinetic Concepts, Inc./KCI USA, Inc. 144A company guaranty sub.
notes 12.50%, 11/1/21	25,000	26,750
Mallinckrodt International Finance SA/Mallinckrodt CB,
LLC 144A company guaranty sr. unsec. unsub. notes 5.50%,
4/15/25 (Luxembourg)	30,000	23,850
Merck & Co., Inc. sr. unsec. unsub. notes 3.70%, 2/10/45	35,000	32,526
Molina Healthcare, Inc. company guaranty sr. unsec. notes
5.375%, 11/15/22	25,000	24,963
Molina Healthcare, Inc. 144A company guaranty sr. unsec. notes
4.875%, 6/15/25	20,000	18,850
Novartis Capital Corp. company guaranty sr. unsec. unsub. bonds
4.00%, 11/20/45	60,000	57,458
Omega Healthcare Investors, Inc. company guaranty sr. unsec.
notes 4.50%, 4/1/27 R	45,000	42,975
Omega Healthcare Investors, Inc. company guaranty sr. unsec.
unsub. notes 4.95%, 4/1/24 R	72,000	72,713
Ortho-Clinical Diagnostics, Inc./Ortho-Clinical Diagnostics
SA 144A sr. unsec. notes 6.625%, 5/15/22	45,000	43,313
Pfizer, Inc. sr. unsec. unsub. notes 3.00%, 12/15/26	30,000	28,548
Pfizer, Inc. sr. unsec. unsub. notes 1.70%, 12/15/19	105,000	103,527
Service Corp. International sr. unsec. notes 4.625%, 12/15/27	30,000	27,976
Service Corp. International sr. unsec. unsub. notes 5.375%, 5/15/24	225,000	226,125
Shire Acquisitions Investments Ireland DAC company guaranty sr.
unsec. unsub. notes 3.20%, 9/23/26 (Ireland)	36,000	32,295
Shire Acquisitions Investments Ireland DAC company guaranty sr.
unsec. unsub. notes 2.875%, 9/23/23 (Ireland)	26,000	24,328
Sotera Health Holdings, LLC 144A sr. unsec. notes 6.50%, 5/15/23	40,000	39,400
Tenet Healthcare Corp. sr. unsec. notes 8.125%, 4/1/22	25,000	26,000
UnitedHealth Group, Inc. sr. unsec. unsub. notes 4.70%, 2/15/21	43,000	44,210
UnitedHealth Group, Inc. sr. unsec. unsub. notes 3.85%, 6/15/28	90,000	89,807
Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 9.25%, 4/1/26	40,000	42,588

52 Dynamic Risk Allocation Fund

	Principal
CORPORATE BONDS AND NOTES (24.7%)* cont.	amount	Value
Health care cont.
Valeant Pharmaceuticals International, Inc. 144A sr. unsec. notes
8.50%, 1/31/27	$35,000	$36,225
WellCare Health Plans, Inc. sr. unsec. notes 5.25%, 4/1/25	20,000	19,825
WellCare Health Plans, Inc. 144A sr. unsec. notes 5.375%, 8/15/26	15,000	14,890
Zoetis, Inc. sr. unsec. notes 3.90%, 8/20/28	30,000	29,232
		2,946,912
Technology (2.0%)
Alphabet, Inc. sr. unsec. notes 1.998%, 8/15/26	30,000	26,811
Analog Devices, Inc. sr. unsec. unsub. notes 2.85%, 3/12/20	45,000	44,721
Apple, Inc. sr. unsec. bonds 4.25%, 2/9/47	19,000	18,441
Apple, Inc. sr. unsec. notes 2.85%, 5/6/21	50,000	49,645
Apple, Inc. sr. unsec. notes 2.10%, 5/6/19	250,000	249,229
Apple, Inc. sr. unsec. unsub. notes 4.375%, 5/13/45	28,000	27,650
Apple, Inc. sr. unsec. unsub. notes 3.85%, 5/4/43	75,000	68,540
Apple, Inc. sr. unsec. unsub. notes 2.00%, 5/6/20	35,000	34,526
Avaya, Inc. 144A escrow notes 7.00%, 4/1/19	300,000	—
Banff Merger Sub, Inc. 144A sr. unsec. notes 9.75%, 9/1/26	65,000	61,181
Broadcom Corp./Broadcom Cayman Finance, Ltd. company
guaranty sr. unsec. unsub. notes 3.875%, 1/15/27	57,000	51,289
Broadcom Corp./Broadcom Cayman Finance, Ltd. company
guaranty sr. unsec. unsub. notes 3.50%, 1/15/28	70,000	60,973
Cisco Systems, Inc. sr. unsec. unsub. notes 2.50%, 9/20/26	30,000	27,282
Cisco Systems, Inc. sr. unsec. unsub. notes 2.20%, 2/28/21	150,000	146,502
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A
company guaranty sr. notes 6.02%, 6/15/26	188,000	190,054
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A
company guaranty sr. unsec. notes 7.125%, 6/15/24	40,000	41,808
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A sr. bonds
8.35%, 7/15/46	15,000	16,534
Energizer Gamma Acquisition, Inc. 144A company guaranty sr.
unsec. notes 6.375%, 7/15/26	15,000	14,100
Fidelity National Information Services, Inc. sr. unsec. sub. notes
Ser. 10Y, 4.25%, 5/15/28	20,000	19,613
Fidelity National Information Services, Inc. sr. unsec. unsub. notes
5.00%, 10/15/25	6,000	6,188
First Data Corp. 144A notes 5.75%, 1/15/24	95,000	95,356
Fiserv, Inc. sr. unsec. sub. bonds 4.20%, 10/1/28	45,000	44,379
Inception Merger Sub, Inc./Rackspace Hosting, Inc. 144A sr. unsec.
notes 8.625%, 11/15/24	67,000	56,615
Infor Software Parent, LLC/Infor Software Parent, Inc. 144A
company guaranty sr. unsec. notes 7.125%, 5/1/21 ‡‡	140,000	139,650
Infor US, Inc. company guaranty sr. unsec. notes 6.50%, 5/15/22	15,000	14,925
Legrand France SA sr. unsec. unsub. notes 8.50%, 2/15/25 (France)	10,000	12,212
Microchip Technology, Inc. 144A company guaranty sr. notes
4.333%, 6/1/23	90,000	87,666
Microsoft Corp. sr. unsec. unsub. bonds 3.30%, 2/6/27	45,000	43,812
Microsoft Corp. sr. unsec. unsub. bonds 2.40%, 8/8/26	67,000	61,431
Microsoft Corp. sr. unsec. unsub. notes 3.70%, 8/8/46	15,000	13,872
Microsoft Corp. sr. unsec. unsub. notes 1.55%, 8/8/21	180,000	173,020
Oracle Corp. sr. unsec. unsub. notes 2.65%, 7/15/26	90,000	82,296

Dynamic Risk Allocation Fund 53

	Principal
CORPORATE BONDS AND NOTES (24.7%)* cont.	amount	Value
Technology cont.
Oracle Corp. sr. unsec. unsub. notes 2.25%, 10/8/19	$212,000	$210,894
Plantronics, Inc. 144A company guaranty sr. unsec. notes
5.50%, 5/31/23	45,000	43,538
Qorvo, Inc. 144A sr. unsec. notes 5.50%, 7/15/26	15,000	14,550
Salesforce.com, Inc. sr. unsec. unsub. notes 3.70%, 4/11/28	65,000	63,887
Solera, LLC/Solera Finance, Inc. 144A sr. unsec. notes
10.50%, 3/1/24	90,000	96,975
Tempo Acquisition, LLC/Tempo Acquisition Finance Corp. 144A sr.
unsec. notes 6.75%, 6/1/25	80,000	75,600
TTM Technologies, Inc. 144A company guaranty sr. unsec. notes
5.625%, 10/1/25	70,000	66,850
VMware, Inc. sr. unsec. notes 3.90%, 8/21/27	10,000	8,961
Western Digital Corp. company guaranty sr. unsec. notes
4.75%, 2/15/26	115,000	105,225
		2,666,801
Transportation (0.1%)
Penske Truck Leasing Co. LP/PTL Finance Corp. 144A sr. unsec.
bonds 3.40%, 11/15/26	16,000	14,771
Penske Truck Leasing Co. LP/PTL Finance Corp. 144A sr. unsec.
notes 3.90%, 2/1/24	15,000	14,728
United Airlines, Inc. Pass-Through Trust pass-through certificates
Ser. 14-2, Class A, 3.75%, 9/3/26	20,734	20,409
Watco Cos., LLC/Watco Finance Corp. 144A company guaranty sr.
unsec. notes 6.375%, 4/1/23	60,000	60,150
		110,058
Utilities and power (1.1%)
AES Corp./Virginia (The) sr. unsec. notes 5.50%, 4/15/25	140,000	141,050
AES Corp./Virginia (The) sr. unsec. notes 4.875%, 5/15/23	25,000	24,844
AES Corp./Virginia (The) sr. unsec. notes 4.50%, 3/15/23	20,000	19,825
AES Corp./Virginia (The) sr. unsec. unsub. bonds 5.125%, 9/1/27	55,000	54,175
American Electric Power Co., Inc. sr. unsec. unsub. notes Ser. J,
4.30%, 12/1/28	40,000	39,866
American Transmission Systems, Inc. 144A sr. unsec. unsub. bonds
5.00%, 9/1/44	49,000	50,293
Berkshire Hathaway Energy Co. sr. unsec. bonds 3.80%, 7/15/48	30,000	25,800
Berkshire Hathaway Energy Co. sr. unsec. unsub. bonds
6.125%, 4/1/36	7,000	8,172
Calpine Corp. sr. unsec. sub. notes 5.75%, 1/15/25	85,000	78,200
Calpine Corp. 144A company guaranty sr. notes 5.25%, 6/1/26	25,000	23,250
Calpine Corp. 144A company guaranty sr. sub. notes
5.875%, 1/15/24	15,000	15,000
Consolidated Edison Co. of New York, Inc. sr. unsec. notes
7.125%, 12/1/18	96,000	96,000
Consolidated Edison, Inc. sr. unsec. unsub. notes Ser. A,
2.00%, 3/15/20	10,000	9,829
Duke Energy Corp. sr. unsec. notes 3.15%, 8/15/27	40,000	36,708
Dynegy, Inc. company guaranty sr. unsec. unsub. notes
7.625%, 11/1/24	88,000	93,500
Dynegy, Inc. 144A company guaranty sr. unsec. notes
8.125%, 1/30/26	25,000	26,875

54 Dynamic Risk Allocation Fund

	Principal
CORPORATE BONDS AND NOTES (24.7%)* cont.	amount	Value
Utilities and power cont.
El Paso Natural Gas Co., LLC company guaranty sr. unsec. unsub.
notes 8.375%, 6/15/32	$20,000	$24,840
Emera US Finance LP company guaranty sr. unsec. notes
3.55%, 6/15/26	11,000	10,276
Enbridge, Inc. sr. unsec. unsub. bonds 4.25%, 12/1/26 (Canada)	42,000	40,954
Energy Transfer LP sr. sub. notes 5.875%, 1/15/24	166,000	170,965
Energy Transfer LP sr. sub. notes 5.50%, 6/1/27	15,000	14,963
Enterprise Products Operating, LLC company guaranty sr. unsec.
unsub. bonds 4.25%, 2/15/48	65,000	56,406
FirstEnergy Transmission, LLC 144A sr. unsec. unsub. notes
5.45%, 7/15/44	80,000	84,274
IPALCO Enterprises, Inc. sr. sub. notes 3.70%, 9/1/24	25,000	23,870
Kinder Morgan Energy Partners LP company guaranty sr. unsec.
notes 5.40%, 9/1/44	29,000	27,585
Kinder Morgan Energy Partners LP company guaranty sr. unsec.
unsub. notes 3.45%, 2/15/23	45,000	43,628
Kinder Morgan, Inc. company guaranty sr. unsec. unsub. notes
3.15%, 1/15/23	60,000	57,418
MidAmerican Funding, LLC sr. bonds 6.927%, 3/1/29	15,000	18,329
NextEra Energy Capital Holdings, Inc. company guaranty jr. unsec.
sub. FRB 4.80%, 12/1/77	35,000	30,275
NRG Energy, Inc. company guaranty sr. unsec. notes
7.25%, 5/15/26	5,000	5,275
NRG Energy, Inc. company guaranty sr. unsec. notes
6.625%, 1/15/27	85,000	86,587
NRG Energy, Inc. company guaranty sr. unsec. notes
5.75%, 1/15/28	15,000	14,625
Oncor Electric Delivery Co., LLC sr. notes 3.75%, 4/1/45	64,000	58,544
Vistra Operations Co., LLC 144A sr. unsec. notes 5.50%, 9/1/26	50,000	49,188
		1,561,389
Total corporate bonds and notes (cost $35,239,213)		$33,809,091

U.S. GOVERNMENT AND AGENCY	Principal
MORTGAGE OBLIGATIONS (14.5%)*	amount	Value
U.S. Government Guaranteed Mortgage Obligations (2.2%)
Government National Mortgage Association Pass-Through Certificates
3.50%, TBA, 12/1/48	$3,000,000	$2,965,313
		2,965,313
U.S. Government Agency Mortgage Obligations (12.3%)
Federal National Mortgage Association Pass-Through Certificates
6.03%, 2/1/43 [i]	140,654	146,017
6.00%, TBA, 12/1/48	1,000,000	1,076,328
4.00%, 1/1/57	84,272	84,973
4.00%, TBA, 1/1/49	3,000,000	3,013,711
4.00%, TBA, 12/1/48	4,000,000	4,022,500
3.00%, TBA, 1/1/49	2,000,000	1,904,844
3.00%, TBA, 12/1/48	2,000,000	1,906,250
3.00%, TBA, 12/1/33	1,000,000	986,719
2.404%, 7/1/22 [i]	3,884,276	3,800,597
		16,941,939
Total U.S. government and agency mortgage obligations (cost $19,820,059)		$19,907,252

Dynamic Risk Allocation Fund 55

	Principal
U.S. TREASURY OBLIGATIONS (0.2%)*	amount	Value
U.S. Treasury Notes 1.375%, 4/30/21 [i]	$225,000	$217,753
Total U.S. treasury obligations (cost $217,753)		$217,753

	Principal
COMMODITY LINKED NOTES (5.1%)*†††	amount	Value
Bank of America Corp. unsec. notes 1-month LIBOR less 0.16%, 2019
(Indexed to the S&P GSCI Index Total Return multiplied by 3)	$871,000	$513,721
Citigroup Global Markets Holding, Inc. sr. notes Ser. N, 1-month LIBOR less 0.15%, 2019 (Indexed to the S&P GSCI 3 Month Forward Total Return
Index multiplied by 3)	3,925,000	2,372,882
Goldman Sachs International 144A notes zero %, 2018 (Indexed to the
S&P GSCI Excess Return Index multiplied by 3) ##	461,000	338,047
Goldman Sachs International 144A notes zero %, 2019 (Indexed to the
S&P GSCI Excess Return Index multiplied by 3)	1,380,000	1,052,897
UBS AG/London 144A sr. notes 1-month LIBOR less 0.25%, 2019
(Indexed to the S&P GSCI Total Return Commodity Index multiplied by 3)
(United Kingdom)	2,343,000	1,605,168
UBS AG/London 144A sr. notes 1-month LIBOR less 0.25%, 2019
(Indexed to the S&P GSCI Total Return Commodity Index multiplied by 3)
(United Kingdom)	1,580,000	1,090,480
Total commodity Linked Notes (cost $10,560,000)		$6,973,195

	Principal
MORTGAGE-BACKED SECURITIES (3.2%)*	amount	Value
Agency collateralized mortgage obligations (0.4%)
Federal Home Loan Mortgage Corporation IFB Ser. 3829, Class AS,
IO, ((-1 x 1 Month US LIBOR) + 6.95%), 4.644%, 3/15/41	$162,634	$25,649
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 16-C02, Class 1M2,
(1 Month US LIBOR + 6.00%), 8.315%, 9/25/28	40,000	46,368
Connecticut Avenue Securities FRB Ser. 14-C04, Class 1M2,
(1 Month US LIBOR + 4.90%), 7.215%, 11/25/24	23,815	26,825
Connecticut Avenue Securities FRB Ser. 14-C03, Class 2M2,
(1 Month US LIBOR + 2.90%), 5.215%, 7/25/24	23,894	25,197
Connecticut Avenue Securities FRB Ser. 14-C02, Class 1M2,
(1 Month US LIBOR + 2.60%), 4.915%, 5/25/24	34,000	35,811
IFB Ser. 18-86, Class DS, IO, ((-1 x 1 Month US LIBOR) + 6.10%),
3.79%, 12/25/48	816,000	117,810
Government National Mortgage Association
Ser. 17-162, Class QI, IO, 5.00%, 10/20/47	163,672	36,212
Ser. 16-135, Class PI, IO, 4.00%, 5/20/46	450,632	80,393
IFB Ser. 13-99, Class AS, IO, ((-1 x 1 Month US LIBOR) + 6.05%),
3.749%, 6/20/43	279,794	49,699
Ser. 16-123, Class LI, IO, 3.50%, 3/20/44	292,944	32,546
Ser. 17-H22, Class EI, IO, 2.92%, 10/20/67 W	310,176	35,670
Ser. 15-H26, Class DI, IO, 2.277%, 10/20/65 W	289,886	27,480
		539,660

56 Dynamic Risk Allocation Fund

	Principal
MORTGAGE-BACKED SECURITIES (3.2%)* cont.	amount	Value
Commercial mortgage-backed securities (1.7%)
CD Commercial Mortgage Trust FRB Ser. 16-CD1, Class XA, IO,
1.56%, 8/10/49 W	$370,565	$29,830
Citigroup Commercial Mortgage Trust
Ser. 14-GC21, Class C, 4.78%, 5/10/47 W	61,000	60,288
Ser. 14-GC21, Class AS, 4.026%, 5/10/47	75,000	76,299
FRB Ser. 14-GC19, Class XA, IO, 1.311%, 3/10/47 W	1,113,130	55,949
Citigroup Commercial Mortgage Trust 144A FRB Ser. 12-GC8,
Class XA, IO, 1.964%, 9/10/45 W	692,624	35,318
COMM Mortgage Trust
FRB Ser. 14-UBS6, Class C, 4.612%, 12/10/47 W	113,000	108,935
FRB Ser. 14-LC15, Class XA, IO, 1.424%, 4/10/47 W	1,802,073	83,550
FRB Ser. 14-CR16, Class XA, IO, 1.294%, 4/10/47 W	308,400	12,972
FRB Ser. 13-CR11, Class XA, IO, 1.266%, 8/10/50 W	713,354	27,710
FRB Ser. 14-CR17, Class XA, IO, 1.239%, 5/10/47 W	1,096,178	42,470
FRB Ser. 14-UBS6, Class XA, IO, 1.11%, 12/10/47 W	1,377,141	54,860
CSAIL Commercial Mortgage Trust Ser. 15-C1, Class XA, IO,
1.061%, 4/15/50 W	1,298,998	53,266
CSMC Trust FRB Ser. 16-NXSR, Class C, 4.507%, 12/15/49 W	125,000	122,068
DBUBS Mortgage Trust 144A FRB Ser. 11-LC3A, Class D,
5.516%, 8/10/44 W	100,000	102,266
GS Mortgage Securities Trust
FRB Ser. 14-GC22, Class C, 4.846%, 6/10/47 W	139,000	138,812
FRB Ser. 14-GC22, Class XA, IO, 1.146%, 6/10/47 W	1,797,819	67,733
GS Mortgage Securities Trust 144A FRB Ser. 10-C1, Class D,
6.197%, 8/10/43 W	158,403	160,528
JPMBB Commercial Mortgage Securities Trust
FRB Ser. 14-C22, Class C, 4.71%, 9/15/47 W	118,000	114,583
FRB Ser. 14-C22, Class XA, IO, 1.032%, 9/15/47 W	3,390,305	132,825
JPMorgan Chase Commercial Mortgage Securities Trust
Ser. 12-C6, Class AS, 4.117%, 5/15/45	41,000	41,473
LSTAR Commercial Mortgage Trust 144A FRB Ser. 15-3, Class B,
3.217%, 4/20/48 W	147,000	135,804
Morgan Stanley Bank of America Merrill Lynch Trust
FRB Ser. 14-C17, Class C, 4.613%, 8/15/47 W	44,000	42,864
Ser. 14-C18, Class C, 4.489%, 10/15/47 W	45,000	44,177
Ser. 12-C5, Class AS, 3.792%, 8/15/45	41,000	41,027
FRB Ser. 14-C17, Class XA, IO, 1.348%, 8/15/47 W	713,135	26,571
FRB Ser. 13-C12, Class XA, IO, 0.784%, 10/15/46 W	735,676	17,957
Morgan Stanley Capital I Trust 144A Ser. 12-C4, Class C,
5.601%, 3/15/45 W	100,000	98,540
UBS-Barclays Commercial Mortgage Trust 144A
FRB Ser. 12-C3, Class C, 5.199%, 8/10/49 W	50,000	50,695
FRB Ser. 12-C2, Class D, 5.049%, 5/10/63 W	48,000	44,697
Wachovia Bank Commercial Mortgage Trust FRB Ser. 05-C21,
Class D, 3.297%, 10/15/44 W	32,170	31,871
Wells Fargo Commercial Mortgage Trust FRB Ser. 13-LC12, Class C,
4.422%, 7/15/46 W	45,000	42,984

Dynamic Risk Allocation Fund 57

	Principal
MORTGAGE-BACKED SECURITIES (3.2%)* cont.	amount	Value
Commercial mortgage-backed securities cont.
WF-RBS Commercial Mortgage Trust
FRB Ser. 13-C16, Class AS, 4.668%, 9/15/46 W	$33,000	$34,370
Ser. 13-UBS1, Class AS, 4.306%, 3/15/46 W	48,000	48,705
FRB Ser. 14-C22, Class XA, IO, 0.997%, 9/15/57 W	2,432,421	88,978
WF-RBS Commercial Mortgage Trust 144A
FRB Ser. 11-C3, Class D, 5.855%, 3/15/44 W	47,000	41,759
FRB Ser. 11-C5, Class XA, IO, 1.90%, 11/15/44 W	970,679	37,285
FRB Ser. 12-C10, Class XA, IO, 1.714%, 12/15/45 W	837,392	42,070
		2,392,089
Residential mortgage-backed securities (non-agency) (1.1%)
Citigroup Mortgage Loan Trust, Inc. FRB Ser. 05-2, Class 1A2A,
4.31%, 5/25/35 W	61,601	62,891
Countrywide Alternative Loan Trust
FRB Ser. 06-OA7, Class 1A2, (1 Month US LIBOR + 0.94%),
2.993%, 6/25/46	206,100	189,295
FRB Ser. 07-OH1, Class A1D, (1 Month US LIBOR + 0.21%),
2.525%, 4/25/47	30,389	27,358
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 16-C03, Class 2M2,
(1 Month US LIBOR + 5.90%), 8.215%, 10/25/28	260,800	296,292
Connecticut Avenue Securities FRB Ser. 15-C04, Class 1M2,
(1 Month US LIBOR + 5.70%), 8.015%, 4/25/28	167,539	191,284
Connecticut Avenue Securities FRB Ser. 15-C04, Class 2M2,
(1 Month US LIBOR + 5.55%), 7.865%, 4/25/28	157,533	176,561
Connecticut Avenue Securities FRB Ser. 15-C03, Class 2M2,
(1 Month US LIBOR + 5.00%), 7.315%, 7/25/25	21,055	23,152
Connecticut Avenue Securities FRB Ser. 15-C01, Class 1M2,
(1 Month US LIBOR + 4.30%), 6.615%, 2/25/25	70,298	76,941
Connecticut Avenue Securities FRB Ser. 16-C06, Class 1M2,
(1 Month US LIBOR + 4.25%), 6.565%, 4/25/29	10,000	11,123
Connecticut Avenue Securities FRB Ser. 15-C02, Class 1M2,
(1 Month US LIBOR + 4.00%), 6.315%, 5/25/25	20,014	21,678
GSAA Trust FRB Ser. 07-6, Class 1A1, (1 Month US LIBOR + 0.12%),
2.435%, 5/25/47	31,107	24,242
Merrill Lynch Mortgage Investors Trust FRB Ser. 05-A2, Class A2,
3.536%, 2/25/35 W	23,137	23,649
Morgan Stanley Resecuritization Trust 144A Ser. 15-R4, Class CB1,
3.107%, 8/26/47 W	80,000	77,942
Structured Asset Investment Loan Trust FRB Ser. 04-10, Class A10,
(1 Month US LIBOR + 0.90%), 3.215%, 11/25/34	65,976	65,742
Structured Asset Mortgage Investments II Trust FRB Ser. 07-AR7,
Class 1A1, (1 Month US LIBOR + 0.85%), 3.165%, 5/25/47	59,844	50,073
Structured Asset Securities Corp. Mortgage Loan Trust FRB
Ser. 06-AM1, Class A4, (1 Month US LIBOR + 0.16%), 2.475%, 4/25/36	31,409	31,297
WaMu Mortgage Pass-Through Certificates Trust
FRB Ser. 05-AR10, Class 1A3, 4.133%, 9/25/35 W	26,565	26,558
FRB Ser. 05-AR12, Class 1A8, 4.045%, 10/25/35 W	105,198	103,759
FRB Ser. 05-AR19, Class A1B3, (1 Month US LIBOR + 0.35%),
2.665%, 12/25/45	37,018	35,221
		1,515,058
Total mortgage-backed securities (cost $4,482,353)		$4,446,807

58 Dynamic Risk Allocation Fund

FOREIGN GOVERNMENT AND AGENCY		Principal
BONDS AND NOTES (0.9%)*		amount	Value
Argentina (Republic of) sr. unsec. unsub. notes 7.50%,
4/22/26 (Argentina)		$255,000	$214,838
Argentina (Republic of) sr. unsec. unsub. notes 6.875%,
1/26/27 (Argentina)		150,000	120,750
Argentina (Republic of) 144A sr. unsec. notes 7.125%,
8/1/27 (Argentina)		160,000	121,600
Indonesia (Republic of) sr. unsec. unsub. notes Ser. REGS, 4.75%,
1/8/26 (Indonesia)		200,000	199,750
Ivory Coast (Republic of) sr. unsec. unsub. bonds Ser. REGS, 5.25%,
3/22/30 (Ivory Coast)	EUR	200,000	200,450
Mexico (Government of) sr. unsec. bonds 5.55%, 1/21/45 (Mexico)		$205,000	201,892
Russia (Federation of) 144A sr. unsec. unsub. bonds 4.375%,
3/21/29 (Russia)		200,000	186,500
Venezuela (Republic of) sr. unsec. notes 9.00%, 5/7/23 (Venezuela)
(In default) †		51,000	11,411
Venezuela (Republic of) sr. unsec. unsub. notes 8.25%, 10/13/24
(Venezuela) (In default) †		82,000	18,860
Total foreign government and agency bonds and notes (cost $1,439,152)			$1,276,051

PURCHASED OPTIONS	Expiration
OUTSTANDING (0.9%)*	date/strike	Notional	Contract
Counterparty	price	amount	amount	Value
Bank of America N.A.
SPDR S&P 500 ETF Trust (Put)	Nov-19/$240.00	7,367,022	$26,726	$206,755
SPDR S&P 500 ETF Trust (Put)	Oct-19/240.00	7,378,048	26,766	195,033
Citibank, N.A.
SPDR S&P 500 ETF Trust (Put)	Aug-19/250.00	7,439,794	26,990	210,226
SPDR S&P 500 ETF Trust (Put)	Jul-19/250.00	7,257,865	26,330	188,422
USD/JPY (Put)	Jan-19/JPY 108.00	3,362,300	3,362,300	4,788
Goldman Sachs International
USD/CNH (Call)	Apr-19/CNH 7.00	1,850,700	1,850,700	25,993
JPMorgan Chase Bank N.A.
SPDR S&P 500 ETF Trust (Put)	Sep-19/$260.00	7,058,018	25,605	274,872
SPDR S&P 500 ETF Trust (Put)	Jun-19/245.00	7,494,648	27,189	145,465
Total purchased options outstanding (cost $1,249,947)				$1,251,554

	Principal
ASSET-BACKED SECURITIES (0.8%)*	amount	Value
loanDepot Station Place Agency Securitization Trust 144A FRB
Ser. 17-LD1, Class A, (1 Month US LIBOR + 0.80%), 3.115%, 11/25/50	$121,000	$121,000
Mello Warehouse Securitization Trust 144A FRB Ser. 18-W1,
Class A, (1 Month US LIBOR + 0.85%), 3.131%, 11/25/51	34,000	34,000
Station Place Securitization Trust 144A
FRB Ser. 18-1, Class A, (1 Month US LIBOR + 0.90%),
3.182%, 4/24/19	308,000	308,000
FRB Ser. 18-5, Class A, (1 Month US LIBOR + 0.70%),
2.982%, 9/24/19	248,000	248,000
FRB Ser. 18-3, Class A, (1 Month US LIBOR + 0.70%),
2.982%, 7/24/19	242,000	242,000
Towd Point Asset Trust 144A FRB Ser. 18-SL1, Class A, (1 Month
US LIBOR + 0.60%), 2.906%, 1/25/46	131,451	130,962
Total asset-backed securities (cost $1,083,923)		$1,083,962

Dynamic Risk Allocation Fund 59

	Principal
SENIOR LOANS (0.5%)*c	amount	Value
Avaya, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month
+ 4.25%), 6.609%, 12/15/24	$54,525	$53,878
Brand Industrial Services, Inc. bank term loan FRN (BBA LIBOR
USD 3 Month + 4.25%), 6.732%, 6/21/24	74,063	72,880
California Resources Corp. bank term loan FRN (BBA LIBOR USD
3 Month + 4.75%), 7.037%, 11/17/22	55,000	55,000
CPG International, Inc. bank term loan FRN (BBA LIBOR USD
3 Month + 3.75%), 6.251%, 5/5/24	9,694	9,597
Eagleclaw Midstream Ventures, LLC bank term loan FRN
(BBA LIBOR USD 3 Month + 4.25%), 6.641%, 6/30/24	39,799	38,326
Forterra Finance, LLC bank term loan FRN (BBA LIBOR USD
3 Month + 3.00%), 5.345%, 10/25/23	24,672	22,526
FTS International, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 4.75%), 7.095%, 4/16/21	15,074	15,055
Jo-Ann Stores, LLC bank term loan FRN (BBA LIBOR USD 3 Month
+ 9.25%), 11.604%, 5/21/24	45,000	44,297
Jo-Ann Stores, LLC bank term loan FRN (BBA LIBOR USD 3 Month
+ 5.00%), 7.477%, 10/16/23	19,845	19,473
KCA Deutag Alpha, Ltd. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 6.75%), 9.021%, 3/21/23	17,859	15,850
Keane Group Holdings, LLC bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 3.75%), 6.125%, 5/25/25	63	59
Navistar, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month
+ 3.50%), 5.82%, 11/6/24	94,238	93,766
Neiman Marcus Group, Ltd., Inc. bank term loan FRN (BBA LIBOR
USD 3 Month + 3.25%), 5.568%, 10/25/20	56,593	48,973
Rackspace Hosting, Inc. bank term loan FRN (BBA LIBOR USD
3 Month + 3.00%), 5.582%, 11/3/23	24,874	22,934
Revlon Consumer Products Corp. bank term loan FRN Ser. B,
(BBA LIBOR USD 3 Month + 3.50%), 6.207%, 9/7/23	28,624	20,994
Robertshaw Holdings Corp. bank term loan FRN (BBA LIBOR USD
3 Month + 8.00%), 10.375%, 2/28/26	30,000	28,500
Robertshaw Holdings Corp. bank term loan FRN (BBA LIBOR USD
3 Month + 3.50%), 5.875%, 2/28/25	29,850	28,805
Titan Acquisition, Ltd. (United Kingdom) bank term loan FRN
Ser. B, (BBA LIBOR USD 3 Month + 3.00%), 5.345%, 3/28/25	69,638	65,155
Total senior loans (cost $679,704)		$656,068

	Expiration	Strike
WARRANTS (0.2%)* †	date	price	Warrants	Value
Bank of Shanghai Co., Ltd. 144A (China)	12/12/19	$0.00	57,229	$94,533
Gree Electric Appliances of Zhuhai, Inc.
144A (China)	8/29/19	0.00	17,600	93,401
Guangdong Kangmei Pharmaceutic 144A (China)	12/12/19	0.00	15,671	23,764
Halcon Resources Corp.	9/9/20	14.04	844	46
Total warrants (cost $236,209)				$211,744

CONVERTIBLE PREFERRED STOCKS (—%)*	Shares	Value
EPR Properties Ser. C, $1.438 cv. pfd. R	1,550	$45,235
Nine Point Energy 6.75% cv. pfd.	11	12,940
Total convertible preferred stocks (cost $45,286)		$58,175

60 Dynamic Risk Allocation Fund

		Principal
CONVERTIBLE BONDS AND NOTES (—%)*		amount	Value
DISH Network Corp. cv. sr. unsec. notes 3.375%, 8/15/26		$20,000	$17,558
Total convertible bonds and notes (cost $18,601)			$17,558

	Principal amount/
SHORT-TERM INVESTMENTS (10.4%)*		shares	Value
Putnam Cash Collateral Pool, LLC 2.43% [d]	Shares	494,500	$494,500
Putnam Short Term Investment Fund 2.37% L	Shares	9,148,691	9,148,691
State Street Institutional U.S. Government Money Market Fund,
Premier Class 2.15% P	Shares	500,000	500,000
U.S. Treasury Bills 2.398%, 2/21/19 §		$77,001	76,602
U.S. Treasury Bills 2.385%, 3/7/19 §		148,000	147,100
U.S. Treasury Bills 2.376%, 2/14/19 # §		2,517,999	2,506,154
U.S. Treasury Bills 2.300%, 1/17/19 # §		381,001	379,917
U.S. Treasury Bills 2.294%, 1/24/19 §		40,000	39,869
U.S. Treasury Bills 2.269%, 1/10/19 §		14,000	13,967
U.S. Treasury Bills 2.209%, 12/11/18 §		961,000	960,540
Total short-term investments (cost $14,266,764)			$14,267,340

TOTAL INVESTMENTS
Total investments (cost $150,944,590)			$153,744,044

Key to holding’s currency abbreviations

CNH	Chinese Yuan (Offshore)
EUR	Euro
JPY	Japanese Yen
USD/$	United States Dollar

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
bp	Basis Points
DAC	Designated Activity Company
ETF	Exchange Traded Fund
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period.
Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
GDR	Global Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
GMTN	Global Medium Term Notes
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor.
IO	Interest Only
MTN	Medium Term Notes
OJSC	Open Joint Stock Company
OTC	Over-the-counter
PJSC	Public Joint Stock Company

Dynamic Risk Allocation Fund 61

REGS	Securities sold under Regulation S may not be offered, sold or delivered within the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the
Securities Act of 1933.
SPDR	S&P Depository Receipts
TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from June 1, 2018 through November 30, 2018 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $136,851,808.

 † † † The value of the commodity linked notes, which are marked to market daily, may be based on a multiple of the performance of the index. The multiple (or leverage) will increase the volatility of the note’s value relative to the change in the underlying index.

† This security is non-income-producing.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer. The rate shown in parenthesis is the rate paid in kind, if applicable.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $793,366 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).

§ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period. Collateral at period end totaled $2,925,622 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).

## Forward commitment, in part or in entirety (Note 1).

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).

d Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

i This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

R Real Estate Investment Trust.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

W The rate shown represents the weighted average coupon associated with the underlying mortgage pools. Rates may be subject to a cap or floor.

At the close of the reporting period, the fund maintained liquid assets totaling $11,446,607 to cover certain derivative contracts and delayed delivery securities.

62 Dynamic Risk Allocation Fund

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA commitments.

The dates shown on debt obligations are the original maturity dates.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

United States	79.4%	Germany	0.8%
Switzerland	2.6	South Korea	0.7
Japan	2.5	Sweden	0.6
United Kingdom	2.1	Netherlands	0.6
China	1.4	Spain	0.5
Australia	1.2	Taiwan	0.5
France	1.2	Hong Kong	0.5
Canada	1.0	Other	3.6
Brazil	0.8	Total	100.0%

FORWARD CURRENCY CONTRACTS at 11/30/18 (aggregate face value $39,539,942) (Unaudited)
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Bank of America N. A.
	Australian Dollar	Buy	1/16/19	$434,695	$430,008	$4,687
	British Pound	Buy	12/19/18	343,710	351,008	(7,298)
	Canadian Dollar	Buy	1/16/19	1,055	1,097	(42)
	Euro	Buy	12/19/18	525,370	545,649	(20,279)
	Euro	Sell	12/19/18	525,370	523,939	(1,431)
	Hong Kong Dollar	Sell	2/20/19	428,771	428,190	(581)
	Japanese Yen	Sell	2/20/19	358,153	361,140	2,987
	South Korean Won	Buy	2/20/19	210,623	211,884	(1,261)
	South Korean Won	Sell	2/20/19	213,979	210,134	(3,845)
	Swedish Krona	Buy	12/19/18	198,437	198,434	3
	Swedish Krona	Sell	12/19/18	198,437	200,556	2,119
Barclays Bank PLC
	Australian Dollar	Buy	1/16/19	121,053	120,940	113
	British Pound	Sell	12/19/18	227,652	232,366	4,714
	Canadian Dollar	Buy	1/16/19	85,602	88,995	(3,393)
	Euro	Sell	12/19/18	104,983	118,137	13,154
	Norwegian Krone	Buy	12/19/18	43,744	42,290	1,454
	Singapore Dollar	Buy	2/20/19	210,009	209,889	120
	Singapore Dollar	Sell	2/20/19	210,009	210,088	79
Citibank, N.A.
	Australian Dollar	Buy	1/16/19	234,500	230,513	3,987
	British Pound	Buy	12/19/18	28,313	22,150	6,163

Dynamic Risk Allocation Fund 63

FORWARD CURRENCY CONTRACTS at 11/30/18 (aggregate face value $39,539,942) (Unaudited) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Citibank, N.A. cont.
	Canadian Dollar	Buy	1/16/19	$217,395	$223,478	$(6,083)
	Danish Krone	Buy	12/19/18	231,509	239,607	(8,098)
	Euro	Buy	12/19/18	181,170	185,949	(4,779)
	Euro	Sell	12/19/18	222,551	232,097	9,546
	South Korean Won	Buy	2/20/19	211,141	209,706	1,435
	South Korean Won	Sell	2/20/19	210,804	211,169	365
	Swedish Krona	Buy	12/19/18	394,366	394,350	16
	Swedish Krona	Sell	12/19/18	394,366	398,644	4,278
Credit Suisse International
	Australian Dollar	Buy	1/16/19	1,181,204	1,160,740	20,464
	British Pound	Buy	12/19/18	215,663	224,007	(8,344)
	British Pound	Sell	12/19/18	215,663	215,584	(79)
	Canadian Dollar	Buy	1/16/19	440,292	452,699	(12,407)
	Euro	Sell	12/19/18	291,708	301,664	9,956
	Japanese Yen	Sell	2/20/19	206,868	206,826	(42)
	New Zealand Dollar	Sell	1/16/19	240,415	231,315	(9,100)
	Swiss Franc	Buy	12/19/18	223,782	230,039	(6,257)
	Swiss Franc	Sell	12/19/18	223,782	233,801	10,019
Goldman Sachs International
	Australian Dollar	Sell	1/16/19	687,262	679,841	(7,421)
	British Pound	Buy	12/19/18	26,400	26,392	8
	British Pound	Sell	12/19/18	26,399	26,969	570
	Canadian Dollar	Sell	1/16/19	163,141	167,121	3,980
	Chinese Yuan (Offshore)	Buy	2/20/19	52,514	52,598	(84)
	Euro	Sell	12/19/18	674,795	692,513	17,718
	Japanese Yen	Sell	2/20/19	927,798	935,619	7,821
	New Taiwan Dollar	Sell	2/20/19	2,732	890	(1,842)
	New Zealand Dollar	Buy	1/16/19	737,548	743,132	(5,584)
	Norwegian Krone	Buy	12/19/18	1,363,246	1,389,811	(26,565)
	South African Rand	Buy	1/16/19	108,863	107,732	1,131
	South African Rand	Sell	1/16/19	112,589	106,532	(6,057)
	Swedish Krona	Sell	12/19/18	201,573	187,466	(14,107)
HSBC Bank USA, National Association
	Australian Dollar	Buy	1/16/19	119,517	128,536	(9,019)
	British Pound	Sell	12/19/18	8,035	6,883	(1,152)
	Canadian Dollar	Buy	1/16/19	27,655	28,751	(1,096)
	Euro	Sell	12/19/18	265,519	279,240	13,721
	Indonesian Rupiah	Buy	12/19/18	240,599	229,422	11,177
	Indonesian Rupiah	Sell	12/19/18	240,599	227,821	(12,778)
	Japanese Yen	Sell	2/20/19	824,696	831,537	6,841
	Mexican Peso	Buy	1/16/19	410	1,959	(1,549)
	New Zealand Dollar	Buy	1/16/19	365,197	348,238	16,959
	Norwegian Krone	Buy	12/19/18	186,616	177,688	8,928

64 Dynamic Risk Allocation Fund

FORWARD CURRENCY CONTRACTS at 11/30/18 (aggregate face value $39,539,942) (Unaudited) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
HSBC Bank USA, National Association cont.
	Swedish Krona	Buy	12/19/18	$453,178	$465,111	$(11,933)
	Swedish Krona	Sell	12/19/18	453,180	453,348	168
JPMorgan Chase Bank N.A.
	Australian Dollar	Buy	1/16/19	154,700	150,826	3,874
	British Pound	Sell	12/19/18	101,901	103,381	1,480
	Canadian Dollar	Buy	1/16/19	217,621	231,907	(14,286)
	Euro	Buy	12/19/18	5,715,805	5,916,967	(201,162)
	Japanese Yen	Buy	2/20/19	5,640,090	5,685,678	(45,588)
	New Zealand Dollar	Buy	1/16/19	223,424	217,731	5,693
	Norwegian Krone	Buy	12/19/18	437,793	449,534	(11,741)
	Singapore Dollar	Sell	2/20/19	75,870	73,776	(2,094)
	Swedish Krona	Sell	12/19/18	844,629	852,911	8,282
	Swiss Franc	Sell	12/19/18	414,177	428,891	14,714
NatWest Markets PLC
	Australian Dollar	Buy	1/16/19	238,084	236,027	2,057
	Canadian Dollar	Sell	1/16/19	223,047	227,474	4,427
	Euro	Sell	12/19/18	10,770	11,076	306
	New Zealand Dollar	Sell	1/16/19	240,622	230,698	(9,924)
	Norwegian Krone	Buy	12/19/18	312,804	326,737	(13,933)
	Swedish Krona	Buy	12/19/18	318,327	318,318	9
	Swedish Krona	Sell	12/19/18	318,327	321,787	3,460
State Street Bank and Trust Co.
	Australian Dollar	Sell	1/16/19	197,855	190,419	(7,436)
	British Pound	Sell	12/19/18	49,867	54,211	4,344
	Canadian Dollar	Sell	1/16/19	372,247	382,339	10,092
	Euro	Sell	12/19/18	323,566	337,129	13,563
	Israeli Shekel	Buy	1/16/19	7,068	7,235	(167)
	Japanese Yen	Sell	2/20/19	119,570	120,557	987
	New Zealand Dollar	Sell	1/16/19	258,782	242,825	(15,957)
	Norwegian Krone	Buy	12/19/18	391,243	398,577	(7,334)
	Swedish Krona	Sell	12/19/18	496,456	500,505	4,049
UBS AG
	British Pound	Sell	12/19/18	223,826	231,738	7,912
	Euro	Sell	12/19/18	943,715	976,421	32,706
	New Zealand Dollar	Sell	1/16/19	319,591	312,570	(7,021)
	Norwegian Krone	Buy	12/19/18	105,370	111,259	(5,889)
	Swedish Krona	Buy	12/19/18	218,613	224,565	(5,952)
	Swedish Krona	Sell	12/19/18	218,613	218,593	(20)
WestPac Banking Corp.
	Australian Dollar	Sell	1/16/19	106,644	105,515	(1,129)
	Canadian Dollar	Buy	1/16/19	233,898	243,243	(9,345)

Dynamic Risk Allocation Fund 65

FORWARD CURRENCY CONTRACTS at 11/30/18 (aggregate face value $39,539,942) (Unaudited) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
WestPac Banking Corp. cont.
	Japanese Yen	Sell	2/20/19	$633,822	$638,911	$5,089
	New Zealand Dollar	Sell	1/16/19	78,625	75,379	(3,246)
Unrealized appreciation						307,725
Unrealized (depreciation)						(554,730)
Total						$(247,005)

* The exchange currency for all contracts listed is the United States Dollar.

FUTURES CONTRACTS OUTSTANDING at 11/30/18 (Unaudited)
					Unrealized
	Number of	Notional		Expiration	appreciation/
	contracts	amount	Value	date	(depreciation)
Euro-Bobl 5 yr (Long)	28	$4,183,291	$4,183,292	Dec-18	$11,014
Euro-Bund 10 yr (Long)	35	6,400,780	6,400,782	Dec-18	34,022
Euro-Buxl 30 yr (Long)	13	2,628,510	2,628,510	Dec-18	23,669
Euro-Schatz 2 yr (Long)	19	2,409,216	2,409,217	Dec-18	1,073
Japanese Government Bond
10 yr (Long)	12	15,980,619	15,980,619	Dec-18	88,752
Russell 2000 Index E-Mini (Long)	29	2,223,236	2,225,170	Dec-18	(271,418)
S&P 500 Index E-Mini (Short)	64	8,832,544	8,826,560	Dec-18	342,145
Tokyo Price Index (Long)	19	2,790,957	2,791,878	Dec-18	(23,957)
U.K. Gilt 10 yr (Long)	32	5,000,769	5,000,771	Mar-19	28,893
U.S. Treasury Bond 30 yr (Long)	5	699,531	699,531	Mar-19	2,529
U.S. Treasury Bond Ultra 30 yr (Long)	14	2,133,688	2,133,688	Mar-19	8,597
U.S. Treasury Note 2 yr (Long)	19	4,008,703	4,008,703	Mar-19	(319)
U.S. Treasury Note 5 yr (Long)	40	4,518,438	4,518,438	Mar-19	858
U.S. Treasury Note 10 yr (Long)	57	6,808,828	6,808,829	Mar-19	5,324
U.S. Treasury Note 10 yr (Short)	175	20,904,297	20,904,297	Mar-19	(21,975)
Unrealized appreciation					546,876
Unrealized (depreciation)					(317,669)
Total					$229,207

WRITTEN OPTIONS OUTSTANDING at 11/30/18 (premiums $69,679) (Unaudited)
	Expiration	Notional	Contract
Counterparty	date/strike price	amount	amount	Value
Bank of America N.A.
SPDR S&P 500 ETF Trust (Call)	Dec-18/$290.00	$8,853,051	$32,117	$14,320
Citibank, N.A.
SPDR S&P 500 ETF Trust (Call)	Dec-18/278.00	8,915,899	32,345	95,974
SPDR S&P 500 ETF Trust (Call)	Dec-18/287.00	8,875,930	32,200	16,422
USD/JPY (Put)	Jan-19/JPY 105.00	3,362,300	3,362,300	1,617
Goldman Sachs International
USD/CNH (Call)	Apr-19/CNH 7.20	1,850,700	1,850,700	11,991
Total				$140,324

66 Dynamic Risk Allocation Fund

TBA SALE COMMITMENTS OUTSTANDING at 11/30/18 (proceeds receivable $5,925,039) (Unaudited)
	Principal	Settlement
Agency	amount	date	Value
Federal National Mortgage Association, 4.00%, 12/1/48	$4,000,000	12/13/18	$4,022,500
Federal National Mortgage Association, 3.00%, 12/1/48	2,000,000	12/13/18	1,906,250
Total			$5,928,750

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 11/30/18 (Unaudited)
		Upfront
		premium				Unrealized
		received	Termination	Payments	Payments	appreciation/
Notional amount	Value	(paid)	date	made by fund	received by fund	(depreciation)
$4,162,900	$4,529 E	$4,715	12/19/20	3 month USD-	3.05% —	$9,244
				LIBOR-BBA —	Semiannually
				Quarterly
6,696,300	7,286 E	(2,547)	12/19/20	3.05% —	3 month USD-	(9,832)
				Semiannually	LIBOR-BBA —
					Quarterly
3,856,600	20,571 E	7,804	12/19/23	3 month USD-	3.10% —	28,375
				LIBOR-BBA —	Semiannually
				Quarterly
3,750,900	20,007 E	(7,597)	12/19/23	3.10% —	3 month USD-	(27,604)
				Semiannually	LIBOR-BBA —
					Quarterly
34,462,000	267,425 E	26,292	12/19/28	3 month USD-	3.15% —	293,718
				LIBOR-BBA —	Semiannually
				Quarterly
7,441,900	57,749 E	(5,739)	12/19/28	3.15% —	3 month USD-	(63,488)
				Semiannually	LIBOR-BBA —
					Quarterly
1,248,900	12,618 E	(6,799)	12/19/48	3 month USD-	3.20% —	5,818
				LIBOR-BBA —	Semiannually
				Quarterly
210,400	2,126 E	1,141	12/19/48	3.20% —	3 month USD-	(985)
				Semiannually	LIBOR-BBA —
					Quarterly
356,000	2,790	(5)	9/28/28	3.143% —	3 month USD-	(3,243)
				Semiannually	LIBOR-BBA —
					Quarterly
339,000	2,786	(3)	10/15/23	3 month USD-	3.1545% —	3,072
				LIBOR-BBA —	Semiannually
				Quarterly
563,000	3,085	(7)	11/23/28	3.1185% —	3 month USD-	(3,148)
				Semiannually	LIBOR-BBA —
					Quarterly
564,000	1,583	(7)	11/30/28	3 month USD-	3.0895% —	1,581
				LIBOR-BBA —	Semiannually
				Quarterly
Total		$17,248				$233,508

E Extended effective date.

Dynamic Risk Allocation Fund 67

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 11/30/18 (Unaudited)
		Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Bank of America N.A.
$20,226,378	$20,735,087	$—	6/13/19	3 month USD-	Russell 1000 Total	$(508,561)
				LIBOR-BBA minus	Return Index —
				0.07% — Quarterly	Quarterly
20,175,092	20,763,431	—	6/13/19	(3 month USD-	A basket (MLFCF15)	588,339
				LIBOR-BBA plus	of common
				0.10%) — Quarterly	stocks — Quarterly*
Barclays Bank PLC
327,602	322,854	—	1/12/41	4.00% (1 month	Synthetic TRS	(2,094)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
					Monthly
10,672	10,530	—	1/12/43	3.50% (1 month	Synthetic TRS	(62)
				USD-LIBOR) —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
					Monthly
Citibank, N.A.
7,838,777	8,056,454	—	11/26/19	(3 month USD-	A basket	219,895
				LIBOR-BBA	(CGPUTQL2) of
				plus 0.34%) —	common stocks —
				Quarterly	Quarterly*
6,487,327	6,694,894	—	11/26/19	3 month USD-	Russell 1000 Total	(205,969)
				LIBOR-BBA plus	Return Index —
				0.25% — Quarterly	Quarterly
Credit Suisse International
28,898	28,344	—	1/12/45	3.50% (1 month	Synthetic TRS	(347)
				USD-LIBOR) —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
					Monthly
JPMorgan Securities LLC
327,602	322,854	—	1/12/41	(4.00%) 1 month	Synthetic TRS	2,094
				USD-LIBOR —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
					Monthly
Upfront premium received		—		Unrealized appreciation		810,328
Upfront premium (paid)		—		Unrealized (depreciation)		(717,033)
Total		$—		Total		$93,295

* The 50 largest components, and any individual component greater than 1% of basket value, are shown below.

A BASKET (MLFCF15) OF COMMON STOCKS
				Percentage
Common stocks	Sector	Shares	Value	value
Alphabet, Inc. Class A	Communication Services	732	$811,745	3.91%
JPMorgan Chase & Co.	Financials	5,402	600,671	2.89%
Apple, Inc.	Information Technology	2,999	535,615	2.58%
Verizon Communications, Inc.	Communication Services	8,414	507,344	2.44%
Cisco Systems, Inc.	Information Technology	10,340	494,982	2.38%

68 Dynamic Risk Allocation Fund

A BASKET (MLFCF15) OF COMMON STOCKS cont.
				Percentage
Common stocks	Sector	Shares	Value	value
Home Depot, Inc. (The)	Consumer Discretionary	2,703	$487,375	2.35%
Boeing Co. (The)	Industrials	1,386	480,527	2.31%
Chevron Corp.	Energy	3,669	436,421	2.10%
Citigroup, Inc.	Financials	6,705	434,392	2.09%
Starbucks Corp.	Consumer Discretionary	5,652	377,089	1.82%
IBM Corp.	Information Technology	3,023	375,632	1.81%
Amazon.com, Inc.	Consumer Discretionary	217	367,494	1.77%
Coca-Cola Co. (The)	Consumer Staples	7,192	362,457	1.75%
Microsoft Corp.	Information Technology	3,111	344,960	1.66%
PepsiCo, Inc.	Consumer Staples	2,731	332,972	1.60%
Oracle Corp.	Information Technology	6,296	306,976	1.48%
Adobe, Inc.	Information Technology	1,175	294,705	1.42%
Johnson & Johnson	Health Care	1,995	293,121	1.41%
Amgen, Inc.	Health Care	1,383	287,968	1.39%
Medtronic PLC	Health Care	2,779	271,061	1.31%
Lowe’s Cos., Inc.	Consumer Discretionary	2,800	264,227	1.27%
Walgreens Boots Alliance, Inc.	Consumer Staples	3,068	259,756	1.25%
ConocoPhillips	Energy	3,679	243,469	1.17%
Merck & Co., Inc.	Health Care	2,919	231,592	1.12%
Eli Lilly & Co.	Health Care	1,902	225,697	1.09%
Facebook, Inc. Class A	Communication Services	1,469	206,560	0.99%
Lockheed Martin Corp.	Industrials	684	205,504	0.99%
Delta Air Lines, Inc.	Industrials	3,140	190,619	0.92%
Intuit, Inc.	Information Technology	867	186,052	0.90%
MetLife, Inc.	Financials	4,016	179,247	0.86%
Intel Corp.	Information Technology	3,591	177,091	0.85%
NXP Semiconductors NV	Information Technology	2,122	176,941	0.85%
Mondelez International, Inc. Class A	Consumer Staples	3,927	176,648	0.85%
Morgan Stanley	Financials	3,954	175,523	0.85%
Automatic Data Processing, Inc.	Information Technology	1,182	174,184	0.84%
Cigna Corp.	Health Care	766	171,125	0.82%
Booking Holdings, Inc.	Consumer Discretionary	87	163,994	0.79%
Honeywell International, Inc.	Industrials	1,106	162,233	0.78%
United Continental Holdings, Inc.	Industrials	1,638	158,370	0.76%
Ross Stores, Inc.	Consumer Discretionary	1,783	156,166	0.75%
Pfizer, Inc.	Health Care	3,345	154,656	0.74%
LyondellBasell Industries NV Class A	Materials	1,656	154,547	0.74%
HCA Healthcare, Inc.	Health Care	1,044	150,318	0.72%
Exelon Corp.	Utilities	3,058	141,866	0.68%
Valero Energy Corp.	Energy	1,743	139,278	0.67%
Phillips 66	Energy	1,462	136,703	0.66%
Sysco Corp.	Consumer Staples	1,975	133,113	0.64%
Procter & Gamble Co. (The)	Consumer Staples	1,389	131,229	0.63%
Cummins, Inc.	Industrials	805	121,572	0.59%
Agilent Technologies, Inc.	Health Care	1,631	118,020	0.57%

Dynamic Risk Allocation Fund 69

A BASKET (CGPUTQL2) OF COMMON STOCKS
				Percentage
Common stocks	Sector	Shares	Value	value
JPMorgan Chase & Co.	Financials	2,082	$231,457	2.87%
Alphabet, Inc. Class A	Communication Services	176	195,552	2.43%
McDonald’s Corp.	Consumer Discretionary	951	179,322	2.23%
Intuit, Inc.	Information Technology	814	174,589	2.17%
American Express Co.	Financials	1,494	167,785	2.08%
Apple, Inc.	Information Technology	916	163,624	2.03%
Humana, Inc.	Health Care	489	160,994	2.00%
Pfizer, Inc.	Health Care	3,388	156,620	1.94%
Danaher Corp.	Health Care	1,423	155,894	1.94%
TJX Cos., Inc. (The)	Consumer Discretionary	2,844	138,909	1.72%
Texas Instruments, Inc.	Information Technology	1,372	137,004	1.70%
American Electric Power Co., Inc.	Utilities	1,726	134,173	1.67%
PNC Financial Services Group, Inc.	Financials	948	128,783	1.60%
(The)
Exxon Mobil Corp.	Energy	1,617	128,560	1.60%
Raytheon Co.	Industrials	721	126,430	1.57%
Occidental Petroleum Corp.	Energy	1,780	125,063	1.55%
Cognizant Technology Solutions	Information Technology	1,749	124,592	1.55%
Corp. Class A
Constellation Brands, Inc. Class A	Consumer Staples	618	121,077	1.50%
Lowe’s Cos., Inc.	Consumer Discretionary	1,266	119,514	1.48%
Johnson & Johnson	Health Care	804	118,060	1.47%
Northrop Grumman Corp.	Industrials	442	114,885	1.43%
Honeywell International, Inc.	Industrials	782	114,704	1.42%
Kimberly-Clark Corp.	Consumer Staples	957	110,443	1.37%
Norfolk Southern Corp.	Industrials	634	108,176	1.34%
Microsoft Corp.	Information Technology	966	107,123	1.33%
eBay, Inc.	Consumer Discretionary	3,535	105,521	1.31%
Duke Energy Corp.	Utilities	1,166	103,313	1.28%
Walt Disney Co. (The)	Communication Services	846	97,726	1.21%
Verizon Communications, Inc.	Communication Services	1,609	97,044	1.20%
Baxter International, Inc.	Health Care	1,414	96,942	1.20%
Red Hat, Inc.	Information Technology	506	90,416	1.12%
Fidelity National Information	Information Technology	828	89,419	1.11%
Services, Inc.
F5 Networks, Inc.	Information Technology	516	88,668	1.10%
Allstate Corp. (The)	Financials	964	85,982	1.07%
HP, Inc.	Information Technology	3,659	84,146	1.04%
Merck & Co., Inc.	Health Care	1,025	81,300	1.01%
Marathon Petroleum Corp.	Energy	1,217	79,288	0.98%
Sysco Corp.	Consumer Staples	1,170	78,843	0.98%
NetApp, Inc.	Information Technology	1,157	77,347	0.96%
Ross Stores, Inc.	Consumer Discretionary	827	72,460	0.90%
General Dynamics Corp.	Industrials	391	72,232	0.90%
UnitedHealth Group, Inc.	Health Care	254	71,599	0.89%
Waste Management, Inc.	Industrials	763	71,510	0.89%

70 Dynamic Risk Allocation Fund

A BASKET (CGPUTQL2) OF COMMON STOCKS cont.
				Percentage
Common stocks	Sector	Shares	Value	value
CME Group, Inc.	Financials	374	$71,124	0.88%
Crown Holdings, Inc.	Materials	1,337	68,560	0.85%
Exelon Corp.	Utilities	1,476	68,480	0.85%
Equity Residential Trust	Real Estate	958	68,231	0.85%
Kinder Morgan, Inc.	Energy	3,957	67,552	0.84%
Zoetis, Inc.	Health Care	712	66,843	0.83%
Fiserv, Inc.	Information Technology	833	65,947	0.82%

CENTRALLY CLEARED TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 11/30/18 (Unaudited)
		Upfront
		premium	Termina-	Payments	Total return	Unrealized
		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
$2,600,000	$300,235	$—	1/9/23	(2.76%) — At	USA Non Revised	$(300,235)
				maturity	Consumer Price
					Index-Urban
					(CPI-U) — At
					maturity
1,600,000	144,923	—	8/8/22	(2.5325%) — At	USA Non Revised	(144,923)
				maturity	Consumer Price
					Index-Urban
					(CPI-U) — At
					maturity
700,000	65,537	—	9/10/22	(2.5925%) — At	USA Non Revised	(65,537)
				maturity	Consumer Price
					Index-Urban
					(CPI-U) — At
					maturity
6,900,000	584,803	—	7/19/23	(2.57%) — At	USA Non Revised	(584,804)
				maturity	Consumer Price
					Index-Urban
					(CPI-U) — At
					maturity
1,400,000	14,398	—	8/7/25	(1.92%) — At	USA Non Revised	14,398
				maturity	Consumer Price
					Index- Urban
					(CPI-U) — At
					maturity
1,500,000	43,595	—	4/7/26	(1.858%) — At	USA Non Revised	43,595
				maturity	Consumer Price
					Index-Urban
					(CPI-U) — At
					maturity
4,800,000	66,667	—	12/5/26	(2.308%) — At	USA Non Revised	(66,667)
				maturity	Consumer Price
					Index-Urban
					(CPI-U) — At
					maturity

Dynamic Risk Allocation Fund 71

CENTRALLY CLEARED TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 11/30/18 (Unaudited) cont.
		Upfront
		premium	Termina-	Payments	Total return	Unrealized
		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
$3,600,000	$8,676	$—	5/5/27	(2.17%) — At	USA Non Revised	$(8,676)
				maturity	Consumer Price
					Index-Urban
					(CPI-U) — At
					maturity
1,200,000	13,957	—	8/7/27	(2.085%) — At	USA Non Revised	13,957
				maturity	Consumer Price
					Index-Urban
					(CPI-U) — At
					maturity
3,500,000	23,139	(38)	11/7/27	(2.1438%) — At	USA Non Revised	23,101
				maturity	Consumer Price
					Index-Urban
					(CPI-U) — At
					maturity
4,000,000	58,672	(67)	3/7/28	(2.335%) — At	USA Non Revised	(58,739)
				maturity	Consumer Price
					Index-Urban
					(CPI-U) — At
					maturity
1,400,000	18,857	(24)	4/6/28	(2.3075%) — At	USA Non Revised	(18,880)
				maturity	Consumer Price
					Index-Urban
					(CPI-U) — At
					maturity
6,000,000	98,652	(100)	7/2/28	(2.356%) — At	USA Non Revised	(98,753)
				maturity	Consumer Price
					Index-Urban
					(CPI-U) — At
					maturity
1,700,000	33,546	(29)	7/9/28	(2.3875%) — At	USA Non Revised	(33,575)
				maturity	Consumer Price
					Index-Urban
					(CPI-U) — At
					maturity
Total		$(258)				$(1,285,738)

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 11/30/18 (Unaudited)
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Citigroup Global Markets, Inc.
CMBX NA BB.6	BB/P	$4,923	$20,000	$5,004	5/11/63	500 bp —	$(65)
Index						Monthly
CMBX NA BB.7	BB/P	1,157	9,000	1,373	1/17/47	500 bp —	(208)
Index						Monthly
CMBX NA BBB–.7	BBB–/P	280	3,000	193	1/17/47	300 bp —	89
Index						Monthly

72 Dynamic Risk Allocation Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 11/30/18 (Unaudited) cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Credit Suisse International
CMBX NA A.6	A/P	$158	$7,000	$223	5/11/63	200 bp —	$(62)
Index						Monthly
CMBX NA A.6	A/P	997	20,000	636	5/11/63	200 bp —	368
Index						Monthly
CMBX NA A.6	A/P	893	46,000	1,463	5/11/63	200 bp —	(554)
Index						Monthly
CMBX NA A.6	A/P	4,009	79,000	2,512	5/11/63	200 bp —	1,523
Index						Monthly
CMBX NA A.7	A-/P	$294	$8,000	$64	1/17/47	200 bp —	$233
Index						Monthly
CMBX NA A.7	A-/P	943	24,000	192	1/17/47	200 bp —	759
Index						Monthly
CMBX NA A.7	A-/P	1,040	25,000	200	1/17/47	200 bp —	848
Index						Monthly
CMBX NA BBB–.6	BBB–/P	2,090	18,000	2,587	5/11/63	300 bp —	(488)
Index						Monthly
Goldman Sachs International
CMBX NA A.6	A/P	607	12,000	382	5/11/63	200 bp —	230
Index						Monthly
CMBX NA A.6	A/P	301	13,000	413	5/11/63	200 bp —	(108)
Index						Monthly
CMBX NA A.6	A/P	759	15,000	477	5/11/63	200 bp —	287
Index						Monthly
CMBX NA A.6	A/P	781	15,000	477	5/11/63	200 bp —	309
Index						Monthly
CMBX NA A.6	A/P	1,248	19,000	604	5/11/63	200 bp —	650
Index						Monthly
CMBX NA A.6	A/P	1,133	22,000	700	5/11/63	200 bp —	441
Index						Monthly
CMBX NA A.6	A/P	1,186	24,000	763	5/11/63	200 bp —	430
Index						Monthly
CMBX NA A.6	A/P	1,988	31,000	986	5/11/63	200 bp —	1,013
Index						Monthly
CMBX NA A.6	A/P	1,083	35,000	1,113	5/11/63	200 bp —	(19)
Index						Monthly
CMBX NA A.6	A/P	1,820	58,000	1,844	5/11/63	200 bp —	(5)
Index						Monthly
CMBX NA A.6	A/P	3,736	62,000	1,972	5/11/63	200 bp —	1,785
Index						Monthly
CMBX NA A.6	A/P	3,257	64,000	2,035	5/11/63	200 bp —	1,243
Index						Monthly
CMBX NA BBB–.6	BBB–/P	52	1,000	144	5/11/63	300 bp —	(91)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	109	1,000	144	5/11/63	300 bp —	(35)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	317	4,000	575	5/11/63	300 bp —	(256)
Index						Monthly

Dynamic Risk Allocation Fund 73

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 11/30/18 (Unaudited) cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Goldman Sachs International cont.
CMBX NA BBB–.6	BBB–/P	$1,056	$9,000	$1,293	5/11/63	300 bp —	$(233)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	613	9,000	1,293	5/11/63	300 bp —	(676)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	1,266	15,000	2,156	5/11/63	300 bp —	(882)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	1,941	23,000	3,305	5/11/63	300 bp —	(1,353)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	4,261	35,000	5,030	5/11/63	300 bp —	(751)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	6,390	85,000	12,215	5/11/63	300 bp —	(5,784)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	8,253	88,000	12,646	5/11/63	300 bp —	(4,348)
Index						Monthly
JPMorgan Securities LLC
CMBX NA BB.6	BB/P	1,059	5,000	1,251	5/11/63	500 bp —	(188)
Index						Monthly
CMBX NA BB.6	BB/P	1,270	6,000	1,501	5/11/63	500 bp —	(226)
Index						Monthly
CMBX NA A.6	A/P	717	14,000	445	5/11/63	200 bp —	277
Index						Monthly
CMBX NA A.6	A/P	1,176	19,000	604	5/11/63	200 bp —	578
Index						Monthly
CMBX NA A.6	A/P	362	21,000	668	5/11/63	200 bp —	(299)
Index						Monthly
CMBX NA A.6	A/P	1,114	22,000	700	5/11/63	200 bp —	422
Index						Monthly
CMBX NA A.6	A/P	1,155	35,000	1,113	5/11/63	200 bp —	54
Index						Monthly
CMBX NA A.6	A/P	2,118	36,000	1,145	5/11/63	200 bp —	986
Index						Monthly
CMBX NA A.6	A/P	1,205	42,000	1,336	5/11/63	200 bp —	(117)
Index						Monthly
CMBX NA A.6	A/P	1,238	44,000	1,399	5/11/63	200 bp —	(146)
Index						Monthly
CMBX NA A.6	A/P	1,613	49,000	1,558	5/11/63	200 bp —	71
Index						Monthly
CMBX NA A.6	A/P	1,900	58,000	1,844	5/11/63	200 bp —	75
Index						Monthly
CMBX NA A.6	A/P	3,188	72,000	2,290	5/11/63	200 bp —	923
Index						Monthly
CMBX NA A.6	A/P	12,776	212,000	6,742	5/11/63	200 bp —	6,105
Index						Monthly
CMBX NA A.6	A/P	21,202	701,000	22,292	5/11/63	200 bp —	(857)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	359	3,000	431	5/11/63	300 bp —	(70)
Index						Monthly

74 Dynamic Risk Allocation Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 11/30/18 (Unaudited) cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
JPMorgan Securities LLC cont.
CMBX NA BBB–.6	BBB–/P	$794	$7,000	$1,006	5/11/63	300 bp —	$(208)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	1,125	9,000	1,293	5/11/63	300 bp —	(164)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	1,222	11,000	1,581	5/11/63	300 bp —	(353)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	2,008	18,000	2,587	5/11/63	300 bp —	(570)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	3,529	33,000	4,742	5/11/63	300 bp —	(1,197)
Index						Monthly
Morgan Stanley & Co. International PLC
CMBX NA A.6	A/P	622	46,000	1,463	5/11/63	200 bp —	(825)
Index						Monthly
CMBX NA BB.6	BB/P	1,473	6,000	1,501	5/11/63	500 bp —	(23)
Index						Monthly
CMBX NA BB.6	BB/P	3,203	13,000	3,253	5/11/63	500 bp —	(38)
Index						Monthly
Upfront premium received		125,369	Unrealized appreciation				19,699
Upfront premium (paid)		—	Unrealized (depreciation)				(21,199)
Total		$125,369	Total				$(1,500)

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at November 30, 2018. Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 11/30/18 (Unaudited)
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt*	(paid)**	amount	Value	date	by fund	(depreciation)
Citigroup Global Markets, Inc.
CMBX NA A.7 Index	$(22)	$3,000	$24	1/17/47	(200 bp) —	$1
					Monthly
CMBX NA BB.7 Index	(1,143)	7,000	1,068	1/17/47	(500 bp) —	(81)
					Monthly
CMBX NA BB.7 Index	(1,099)	7,000	1,068	1/17/47	(500 bp) —	(38)
					Monthly
CMBX NA BB.7 Index	(1,413)	7,000	1,068	1/17/47	(500 bp) —	(351)
					Monthly
CMBX NA BB.9 Index	(1,386)	9,000	1,379	9/17/58	(500 bp) —	(15)
					Monthly
CMBX NA BB.9 Index	(1,393)	9,000	1,379	9/17/58	(500 bp) —	(21)
					Monthly

Dynamic Risk Allocation Fund 75

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 11/30/18 (Unaudited) cont.
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt*	(paid)**	amount	Value	date	by fund	(depreciation)
Citigroup Global Markets, Inc. cont.
CMBX NA BB.9 Index	$(1,386)	$9,000	$1,379	9/17/58	(500 bp) —	$(14)
					Monthly
CMBX NA BB.9 Index	(626)	4,000	613	9/17/58	(500 bp) —	(17)
					Monthly
Credit Suisse International
CMBX NA BB.7 Index	(2,348)	133,000	33,277	5/11/63	(500 bp) —	30,817
					Monthly
CMBX NA BB.7 Index	(2,138)	13,000	1,983	1/17/47	(500 bp) —	(167)
					Monthly
CMBX NA BB.9 Index	(2,235)	14,000	2,145	9/17/58	(500 bp) —	(102)
					Monthly
CMBX NA BB.9 Index	(616)	4,000	613	9/17/58	(500 bp) —	(6)
					Monthly
CMBX NA BB.9 Index	(313)	2,000	306	9/17/58	(500 bp) —	(8)
					Monthly
CMBX NA BBB–.7 Index	(78)	1,000	64	1/17/47	(300 bp) —	(15)
					Monthly
Goldman Sachs International
CMBX NA BB.6 Index	(2,557)	25,000	6,255	5/11/63	(500 bp) —	3,677
					Monthly
CMBX NA BB.7 Index	(303)	2,000	305	1/17/47	(500 bp) —	1
					Monthly
CMBX NA BB.7 Index	(6,904)	34,000	5,185	1/17/47	(500 bp) —	(1,747)
					Monthly
CMBX NA BB.7 Index	(2,130)	13,000	1,983	1/17/47	(500 bp) —	(158)
					Monthly
JPMorgan Securities LLC
CMBX NA BB.7 Index	(958)	6,000	915	1/17/47	(500 bp) —	(48)
					Monthly
CMBX NA BB.7 Index	(799)	5,000	763	1/17/47	(500 bp) —	(41)
					Monthly
CMBX NA A.7 Index	(1,138)	54,000	432	1/17/47	(200 bp) —	(724)
					Monthly
CMBX NA BB.6 Index	(399)	3,000	751	5/11/63	(500 bp) —	349
					Monthly
CMBX NA BB.6 Index	(281)	2,000	500	5/11/63	(500 bp) —	218
					Monthly
CMBX NA BB.7 Index	(8,391)	49,000	7,473	1/17/47	(500 bp) —	(957)
					Monthly
CMBX NA BB.7 Index	(1,786)	11,000	1,678	1/17/47	(500 bp) —	(118)
					Monthly
CMBX NA BB.7 Index	(1,565)	10,000	1,525	1/17/47	(500 bp) —	(49)
					Monthly
CMBX NA BB.7 Index	(1,620)	9,000	1,373	1/17/47	(500 bp) —	(255)
					Monthly
CMBX NA BB.7 Index	(1,099)	7,000	1,068	1/17/47	(500 bp) —	(38)
					Monthly

76 Dynamic Risk Allocation Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 11/30/18 (Unaudited) cont.
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt*	(paid)**	amount	Value	date	by fund	(depreciation)
JPMorgan Securities LLC cont.
CMBX NA BB.7 Index	$(973)	$5,000	$763	1/17/47	(500 bp) —	$(215)
					Monthly
CMBX NA BBB–.7 Index	(67)	1,000	64	1/17/47	(300 bp) —	(3)
					Monthly
Merrill Lynch International
CMBX NA BB.7 Index	(2,602)	15,000	2,288	1/17/47	(500 bp) —	(327)
					Monthly
CMBX NA BB.9 Index	(1,564)	10,000	1,532	9/17/58	(500 bp) —	(40)
					Monthly
Morgan Stanley & Co. International PLC
CMBX NA BB.7 Index	(2,614)	13,000	1,983	1/17/47	(500 bp) —	(643)
					Monthly
CMBX NA BB.7 Index	(2,121)	11,000	1,678	1/17/47	(500 bp) —	(453)
					Monthly
CMBX NA BB.7 Index	(1,211)	6,000	915	1/17/47	(500 bp) —	(301)
					Monthly
Upfront premium received	—		Unrealized appreciation			35,063
Upfront premium (paid)	(57,278)		Unrealized (depreciation)			(6,952)
Total	$(57,278)		Total			$28,111

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD
at 11/30/18 (Unaudited)
		Upfront
		premium			Termi-	Payments	Unrealized
		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
EM Series 30	BBB–/P	$442,934	$9,100,000	$432,023	12/20/23	100 bp —	$28,860
Index						Quarterly
NA HY Series 31	B+/P	(223,257)	3,107,000	139,756	12/20/23	500 bp —	(55,883)
Index						Quarterly
NA IG Series 31	BBB+/P	(45,550)	2,590,000	29,777	12/20/23	100 bp —	(11,024)
Index						Quarterly
Total		$174,127					$(38,047)

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at November 30, 2018. Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

Dynamic Risk Allocation Fund 77

CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED
at 11/30/18 (Unaudited)
	Upfront
	premium			Termi-	Payments
Referenced	received	Notional		nation	(paid)	Unrealized
debt*	(paid)**	amount	Value	date	by fund	appreciation
NA HY Series 31	$13,715	$191,000	$8,591	12/20/23	(500 bp) —	$3,425
Index					Quarterly
Total	$13,715					$3,425

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

78 Dynamic Risk Allocation Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks:
Basic materials	$369,587	$1,986,299	$—
Capital goods	3,848,010	795,460	—
Communication services	1,270,627	859,311	—
Conglomerates	853,317	360,700	—
Consumer cyclicals	5,407,540	2,363,900	—
Consumer staples	3,905,745	1,640,172	—
Energy	2,520,109	910,518	7,798
Financials	13,212,561	4,091,899	—
Health care	6,189,594	1,811,479	—
Technology	10,723,674	1,924,022	—
Transportation	872,448	718,926	—
Utilities and power	2,113,742	810,056	—
Total common stocks	51,286,954	18,272,742	7,798

Asset-backed securities	—	1,083,962	—
Commodity linked notes	—	6,973,195	—
Convertible bonds and notes	—	17,558	—
Convertible preferred stocks	—	58,175	—
Corporate bonds and notes	—	33,809,086	5
Foreign government and agency bonds and notes	—	1,276,051	—
Mortgage-backed securities	—	4,446,807	—
Purchased options outstanding	—	1,251,554	—
Senior loans	—	656,068	—
U.S. government and agency mortgage obligations	—	19,907,252	—
U.S. treasury obligations	—	217,753	—
Warrants	46	211,698	—
Short-term investments	9,648,691	4,618,649	—
Totals by level	$60,935,691	$92,800,550	$7,803

Dynamic Risk Allocation Fund 79

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$(247,005)	$—
Futures contracts	229,207	—	—
Written options outstanding	—	(140,324)	—
TBA sale commitments	—	(5,928,750)	—
Interest rate swap contracts	—	216,260	—
Total return swap contracts	—	(1,192,185)	—
Credit default contracts	—	(263,944)	—
Totals by level	$229,207	$(7,555,948)	$—

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

80 Dynamic Risk Allocation Fund

Statement of assets and liabilities 11/30/18 (Unaudited)

ASSETS
Investment in securities, at value, including $490,188 of securities on loan (Notes 1 and 9):
Unaffiliated issuers (identified cost $141,301,399)	$144,100,853
Affiliated issuers (identified cost $9,643,191) (Notes 1 and 5)	9,643,191
Cash	4,013
Foreign currency (cost $45,558) (Note 1)	49,265
Dividends, interest and other receivables	674,563
Foreign tax reclaim	55,727
Receivable for shares of the fund sold	2,226,855
Receivable for investments sold	2,154,100
Receivable for sales of delayed delivery securities (Note 1)	5,932,372
Receivable from Manager (Note 2)	10,169
Receivable for variation margin on futures contracts (Note 1)	53,346
Receivable for variation margin on centrally cleared swap contracts (Note 1)	62,073
Unrealized appreciation on forward currency contracts (Note 1)	307,725
Unrealized appreciation on OTC swap contracts (Note 1)	865,090
Premium paid on OTC swap contracts (Note 1)	57,278
Prepaid assets	63,485
Total assets	166,260,105

LIABILITIES
Payable for investments purchased	141,338
Payable for purchases of delayed delivery securities (Note 1)	16,271,000
Payable for shares of the fund repurchased	138,047
Payable for custodian fees (Note 2)	45,959
Payable for investor servicing fees (Note 2)	28,072
Payable for Trustee compensation and expenses (Note 2)	20,683
Payable for administrative services (Note 2)	581
Payable for distribution fees (Note 2)	12,270
Payable for variation margin on futures contracts (Note 1)	31,498
Payable for variation margin on centrally cleared swap contracts (Note 1)	9,579
Unrealized depreciation on OTC swap contracts (Note 1)	745,184
Premium received on OTC swap contracts (Note 1)	125,369
Unrealized depreciation on forward currency contracts (Note 1)	554,730
Written options outstanding, at value (premiums $69,679) (Note 1)	140,324
TBA sale commitments, at value (proceeds receivable $5,925,039) (Note 1)	5,928,750
Collateral on securities loaned, at value (Note 1)	494,500
Collateral on certain derivative contracts, at value (Notes 1 and 9)	4,664,367
Other accrued expenses	56,046
Total liabilities	29,408,297

Net assets	$136,851,808

(Continued on next page)

Dynamic Risk Allocation Fund 81

Statement of assets and liabilities cont.

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$134,940,226
Total distributable earnings (Note 1)	1,911,582
Total — Representing net assets applicable to capital shares outstanding	$136,851,808

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share ($14,735,594 divided by 1,367,472 shares)	$10.78
Offering price per class A share (100/94.25 of $10.78)*	$11.44
Net asset value and offering price per class B share ($1,905,878 divided by 180,850 shares)**	$10.54
Net asset value and offering price per class C share ($4,849,994 divided by 459,206 shares)**	$10.56
Net asset value and redemption price per class M share ($249,557 divided by 23,251 shares)	$10.73
Offering price per class M share (100/96.50 of $10.73)*	$11.12
Net asset value, offering price and redemption price per class R share
($44,146 divided by 4,118 shares)	$10.72
Net asset value, offering price and redemption price per class R6 share
($75,761,711 divided by 7,030,865 shares)	$10.78
Net asset value, offering price and redemption price per class Y share
($39,304,928 divided by 3,635,002 shares)	$10.81

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

82 Dynamic Risk Allocation Fund

Statement of operations Six months ended 11/30/18 (Unaudited)

INVESTMENT INCOME
Interest (including interest income of $145,067 from investments in affiliated issuers) (Note 5)	$1,325,625
Dividends (net of foreign tax of $36,222)	1,131,773
Securities lending (net of expenses) (Notes 1 and 5)	795
Total investment income	2,458,193

EXPENSES
Compensation of Manager (Note 2)	543,831
Investor servicing fees (Note 2)	87,950
Custodian fees (Note 2)	47,095
Trustee compensation and expenses (Note 2)	3,701
Distribution fees (Note 2)	60,747
Administrative services (Note 2)	1,762
Auditing and tax fees	71,699
Blue sky expense	48,282
Other	30,259
Fees waived and reimbursed by Manager (Note 2)	(217,911)
Total expenses	677,415
Expense reduction (Note 2)	(1,483)
Net expenses	675,932

Net investment income	1,782,261

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	2,741,999
Foreign currency transactions (Note 1)	(26,383)
Forward currency contracts (Note 1)	(722,532)
Futures contracts (Note 1)	(429,084)
Swap contracts (Note 1)	(2,953,444)
Written options (Note 1)	122,794
Total net realized loss	(1,266,650)
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers and TBA sale commitments	(11,691,125)
Assets and liabilities in foreign currencies	2,222
Forward currency contracts	76,487
Futures contracts	(792,822)
Swap contracts	1,434,383
Written options	(88,605)
Total change in net unrealized depreciation	(11,059,460)

Net loss on investments	(12,326,110)

Net decrease in net assets resulting from operations	$(10,543,849)

The accompanying notes are an integral part of these financial statements.

Dynamic Risk Allocation Fund 83

Statement of changes in net assets

DECREASE IN NET ASSETS	Six months ended 11/30/18*	Year ended 5/31/18
Operations
Net investment income	$1,782,261	$3,418,916
Net realized gain (loss) on investments
and foreign currency transactions	(1,266,650)	6,743,056
Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	(11,059,460)	3,523,652
Net increase (decrease) in net assets resulting
from operations	(10,543,849)	13,685,624
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	—	(505,565)
Class B	—	(49,532)
Class C	—	(130,069)
Class M	—	(5,868)
Class R	—	(3,083)
Class R6	—	(2,453,358)
Class Y	—	(1,444,735)
Increase in capital from settlement payments	—	96,972
Decrease from capital share transactions (Note 4)	(9,851,099)	(28,513,638)
Total decrease in net assets	(20,394,948)	(19,323,252)

NET ASSETS
Beginning of period	157,246,756	176,570,008
End of period (Note 1)	$136,851,808	$157,246,756

* Unaudited.

The accompanying notes are an integral part of these financial statements.

84 Dynamic Risk Allocation Fund

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Dynamic Risk Allocation Fund 85

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS						RATIOS AND SUPPLEMENTAL DATA
												Ratio of	Ratio of net
	Net asset		Net realized			From						expenses	investment
	value,		and unrealized	Total from	From net	net realized		Non-recurring	Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss) on	investment	investment	gain on	Total	reimburse-	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss)[a]	investments	operations	income	investments	distributions	ments	of period	value (%)[b]	(in thousands)	(%)[c,d]	net assets (%)[d]	(%)
Class A
November 30, 2018**	$11.61	.12	(.95)	(.83)	—	—	—	—	$10.78	(7.15)*	$14,736	.57*	1.08*	113*e
May 31, 2018	10.96	.22	.74	.96	(.32)	—	(.32)	.01[f]	11.61	8.86	18,906	1.14	1.93	312[e]
May 31, 2017	10.28	.17	.76	.93	(.25)	—	(.25)	—	10.96	9.18	18,582	1.13	1.64	299[e]
May 31, 2016	11.10	.15	(.73)	(.58)	(.03)	(.21)	(.24)	—	10.28	(5.14)	20,236	1.25	1.49	300[e]
May 31, 2015	11.58	.10	(.05)	.05	(.27)	(.26)	(.53)	—	11.10	.53	28,223	1.41	.91	245[e]
May 31, 2014	10.63	.04	.98	1.02	(.07)	—	(.07)	—	11.58	9.59	33,884	1.40	.33	117[g]
Class B
November 30, 2018**	$11.39	.08	(.93)	(.85)	—	—	—	—	$10.54	(7.46)*	$1,906	.95*	.69*	113*e
May 31, 2018	10.76	.13	.72	.85	(.23)	—	(.23)	.01[f]	11.39	7.97	2,315	1.89	1.18	312[e]
May 31, 2017	10.08	.09	.75	.84	(.16)	—	(.16)	—	10.76	8.41	2,669	1.88	.89	299[e]
May 31, 2016	10.94	.08	(.73)	(.65)	—	(.21)	(.21)	—	10.08	(5.91)	3,207	2.00	.75	300[e]
May 31, 2015	11.44	.02	(.06)	(.04)	(.20)	(.26)	(.46)	—	10.94	(.26)	3,829	2.16	.17	245[e]
May 31, 2014	10.53	(.03)	.95	.92	(.01)	—	(.01)	—	11.44	8.78	3,705	2.15	(.32)	117[g]
Class C
November 30, 2018**	$11.42	.08	(.94)	(.86)	—	—	—	—	$10.56	(7.53)*	$4,850	.95*	.69*	113*e
May 31, 2018	10.78	.13	.72	.85	(.22)	—	(.22)	.01[f]	11.42	7.99	5,812	1.89	1.18	312[e]
May 31, 2017	10.09	.09	.75	.84	(.15)	—	(.15)	—	10.78	8.42	7,356	1.88	.88	299[e]
May 31, 2016	10.95	.08	(.73)	(.65)	—	(.21)	(.21)	—	10.09	(5.90)	9,659	2.00	.74	300[e]
May 31, 2015	11.44	.02	(.06)	(.04)	(.19)	(.26)	(.45)	—	10.95	(.27)	15,125	2.16	.16	245[e]
May 31, 2014	10.51	(.04)	.97	.93	—	—	—	—	11.44	8.85	16,325	2.15	(.38)	117[g]
Class M
November 30, 2018**	$11.59	.09	(.95)	(.86)	—	—	—	—	$10.73	(7.42)*	$250	.82*	.81*	113*e
May 31, 2018	10.94	.16	.73	.89	(.25)	—	(.25)	.01[f]	11.59	8.29	297	1.64	1.43	312[e]
May 31, 2017	10.27	.12	.75	.87	(.20)	—	(.20)	—	10.94	8.63	289	1.63	1.15	299[e]
May 31, 2016	11.11	.11	(.74)	(.63)	—	(.21)	(.21)	—	10.27	(5.63)	250	1.75	1.02	300[e]
May 31, 2015	11.60	.05	(.06)	(.01)	(.22)	(.26)	(.48)	—	11.11	.01	336	1.91	.42	245[e]
May 31, 2014	10.66	(.01)	.97	.96	(.02)	—	(.02)	—	11.60	9.03	339	1.90	(.09)	117[g]
Class R
November 30, 2018**	$11.56	.11	(.95)	(.84)	—	—	—	—	$10.72	(7.27)*	$44	.70*	.95*	113*e
May 31, 2018	10.93	.19	.73	.92	(.30)	—	(.30)	.01[f]	11.56	8.51	103	1.39	1.67	312[e]
May 31, 2017	10.21	.15	.75	.90	(.18)	—	(.18)	—	10.93	8.92	110	1.38	1.40	299[e]
May 31, 2016	11.02	.12	(.72)	(.60)	—	(.21)	(.21)	—	10.21	(5.40)	135	1.50	1.17	300[e]
May 31, 2015	11.52	.07	(.05)	.02	(.26)	(.26)	(.52)	—	11.02	.25	261	1.66	.66	245[e]
May 31, 2014	10.59	.02	.97	.99	(.06)	—	(.06)	—	11.52	9.34	484	1.65	.17	117[g]

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

86 Dynamic Risk Allocation Fund	Dynamic Risk Allocation Fund 87

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS						RATIOS AND SUPPLEMENTAL DATA
												Ratio of	Ratio of net
	Net asset		Net realized			From						expenses	investment
	value,		and unrealized	Total from	From net	net realized		Non-recurring	Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss) on	investment	investment	gain on	Total	reimburse-	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss)[a]	investments	operations	income	investments	distributions	ments	of period	value (%)[b]	(in thousands)	(%)[c,d]	net assets (%)[d]	(%)
Class R6
November 30, 2018**	$11.58	.14	(.94)	(.80)	—	—	—	—	$10.78	(6.91)*	$75,762	.38*	1.26*	113*e
May 31, 2018	10.94	.26	.73	.99	(.36)	—	(.36)	.01[f]	11.58	9.19	81,403.75		2.31	312[e]
May 31, 2017	10.26	.22	.75	.97	(.29)	—	(.29)	—	10.94	9.65	102,097.75		2.04	299[e]
May 31, 2016	11.10	.22	(.76)	(.54)	(.09)	(.21)	(.30)	—	10.26	(4.83)	96,118.81		2.17	300[e]
May 31, 2015	11.61	.14	(.07)	.07	(.32)	(.26)	(.58)	—	11.10	.79	30,007	1.11	1.23	245[e]
May 31, 2014	10.68	.07	.98	1.05	(.12)	—	(.12)	—	11.61	9.93	2,055	1.11	.68	117[g]
Class Y
November 30, 2018**	$11.63	.14	(.96)	(.82)	—	—	—	—	$10.81	(7.05)*	$39,305	.45*	1.19*	113*e
May 31, 2018	10.99	.25	.73	.98	(.35)	—	(.35)	.01[f]	11.63	9.02	48,411.89		2.17	312[e]
May 31, 2017	10.30	.20	.77	.97	(.28)	—	(.28)	—	10.99	9.56	45,467.88		1.90	299[e]
May 31, 2016	11.10	.17	(.72)	(.55)	(.04)	(.21)	(.25)	—	10.30	(4.94)	47,321	1.00	1.62	300[e]
May 31, 2015	11.59	.13	(.06)	.07	(.30)	(.26)	(.56)	—	11.10	.79	135,058	1.16	1.17	245[e]
May 31, 2014	10.65	.07	.98	1.05	(.11)	—	(.11)	—	11.59	9.87	133,332	1.15	.64	117[g]

* Not annualized

** Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts as a percentage of average net assets (Note 2):

					Percentage of average net assets
	11/30/18	5/31/18	5/31/17	5/31/16	5/31/15	5/31/14
Class A	0.15%	0.24%	0.23%	0.17%	0.10%	0.10%
Class B	0.15	0.24	0.23	0.17	0.10	0.10
Class C	0.15	0.24	0.23	0.17	0.10	0.10
Class M	0.15	0.24	0.23	0.17	0.10	0.10
Class R	0.15	0.24	0.23	0.17	0.10	0.10
Class R6	0.15	0.24	0.23	0.20	N/A	N/A
Class Y	0.15	0.24	0.23	0.17	0.10	0.10

e Portfolio turnover includes TBA purchase and sale commitments.

f Reflects a non-recurring reimbursement from Putnam Management which amounted to $0.01 per share outstanding on May 31, 2018.

g Portfolio turnover excludes TBA purchase and sale commitments. Including TBA purchase and sale commitments to conform with current year presentation, the portfolio turnover would have been following:

Portfolio turnover %
May 31, 2014	212%

The accompanying notes are an integral part of these financial statements.

88 Dynamic Risk Allocation Fund	Dynamic Risk Allocation Fund 89

Notes to financial statements 11/30/18 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from June 1, 2018 through November 30, 2018.

Putnam Dynamic Risk Allocation Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek total return. Total return is composed of capital appreciation and income. The fund invests in a diversified set of asset classes. By investing in a broader set of asset classes than a traditional balanced fund, and by using leverage to increase the fund’s exposures to asset classes, Putnam Management believes the fund may achieve a higher total return than a traditional balanced fund with approximately the same amount of risk as a traditional balanced fund. Risk is measured by the volatility of the fund’s investment portfolio. The fund may invest without limit in U.S., international, and emerging markets equity securities (growth or value stocks or both) of companies of any size and fixed-income securities (including in below-investment-grade securities, which are sometimes referred to as “junk bonds”); mortgage- and asset-backed securities; inflation-protected securities; commodities; and real estate investment trusts (REITs). These asset classes offer different return potential and exposure to different investment risks. Putnam Management allocates the fund’s assets among asset classes in a manner intended to diversify the fund’s exposure to these different types of risk. Putnam Management typically using leverage to adjust or to increase the fund’s exposure to certain asset classes in order to diversify or balance risk exposure. Putnam Management expects that, on average, net notional investment exposure of approximately 150% of the net assets of the fund will result from the fund’s allocation strategy under normal market conditions, although the amounts of leverage may be significantly higher or lower at any given time. Putnam Management believes that better risk diversification creates the potential for the fund to perform well in a variety of market environments. Because the potential risks and returns of asset classes, the costs of leverage, and the benefits of diversification vary over time and with market conditions, Putnam Management makes dynamic adjustments to the fund’s asset allocations as the market environment changes. Putnam Management uses qualitative analysis, which includes evaluation of the business cycle environment and its impact on different asset classes, and quantitative techniques, which incorporate individual valuation and relative valuation measures, to establish asset class allocations that it believes will enable the fund to perform well in a variety of environments. Putnam Management also uses active trading strategies, such as active security selection, tactical asset allocation, currency transactions and options transactions. Certain of these strategies may introduce additional investment leverage. When making particular investments within an asset class, Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments, and among other factors, credit, interest rate and prepayment risks when deciding whether to buy or sell fixed-income investments. Putnam Management may also take into account general market conditions when making investment decisions. Putnam Management typically uses derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, to a significant extent for hedging purposes, to obtain leverage, and to adjust the return and volatility characteristics of the fund’s investments. The fund may also engage in short sales of securities.

The fund offers class A, class B, class C, class M, class R, class R6 and class Y shares. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M, class R, class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately ten years. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee, and in the case of class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R6 and class Y shares are not available to all investors.

90 Dynamic Risk Allocation Fund

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which

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would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

Securities purchased or sold on a forward commitment or delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from

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changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge duration and convexity, to isolate prepayment risk, to gain exposure to interest rates, to hedge against changes in values of securities it owns, owned or expects to own, to hedge prepayment risk, to generate additional income for the portfolio, to enhance returns on securities owned, to enhance the return on a security owned, to gain exposure to securities and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts to manage exposure to market risk, to hedge prepayment risk, to hedge interest rate risk, to gain exposure to interest rates and to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk and to gain exposure to currencies.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk, to gain exposure on interest rates and to hedge prepayment risk.

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An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC and/or centrally cleared total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, to manage exposure to specific sectors or industries, to manage exposure to specific securities, to gain exposure to a basket of securities, to gain exposure to specific markets or countries, to gain exposure to specific sectors or industries and to generate additional income for the portfolio.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC and/or centrally cleared total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change is recorded as an unrealized gain or loss on OTC total return swaps. Daily fluctuations in the value of centrally cleared total return swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC and/or centrally cleared total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC total return swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared total return swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared total return swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and/or centrally cleared total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, to hedge market risk and to gain exposure on individual names and/or baskets of securities.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as

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a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities

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that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $113,682 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund at period end for these agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $494,500 and the value of securities loaned amounted to $490,188.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the overnight LIBOR for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

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The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At May 31, 2018, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

	Loss carryover
Short-term	Long-term	Total
$1,885,381	$—	$1,885,381

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The aggregate identified cost on a tax basis is $145,515,265, resulting in gross unrealized appreciation and depreciation of $13,281,314 and $12,379,276, respectively, or net unrealized appreciation of $902,038.

For the fiscal year ended May 31, 2018, the fund had undistributed net investment income of $2,829,088.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.880%	of the first $5 billion,	0.680%	of the next $50 billion,
0.830%	of the next $5 billion,	0.660%	of the next $50 billion,
0.780%	of the next $10 billion,	0.650%	of the next $100 billion and
0.730%	of the next $10 billion,	0.645%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.362% of the fund’s average net assets.

Putnam Management has contractually agreed to waive fees (and, to the extent necessary, bear other expenses) of the fund through September 30, 2019, to the extent that total expenses of the fund (excluding brokerage, interest, taxes, investment-related expenses, payments under distribution plans, extraordinary expenses, payments under the fund’s investor servicing contract and acquired fund fees and expenses, but including payments under the fund’s investment management contract) would exceed an annual rate of 0.70% of the fund’s average net assets. During the reporting period, the fund’s expenses were reduced by $166,942 as a result of this limit.

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Putnam Management has also contractually agreed, through September 30, 2019, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $50,969 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$16,022	Class R	68
Class B	2,055	Class R6	19,819
Class C	5,168	Class Y	44,554
Class M	264	Total	$87,950

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $565 under the expense offset arrangements and by $918 under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $109, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

98 Dynamic Risk Allocation Fund

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$21,249
Class B	1.00%	1.00%	10,886
Class C	1.00%	1.00%	27,377
Class M	1.00%	0.75%	1,048
Class R	1.00%	0.50%	187
Total			$60,747

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $2,989 and $28 from the sale of class A and class M shares, respectively, and received $196 and no monies in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities, including TBA commitments (Long-term)	$156,976,069	$162,464,307
U.S. government securities (Long-term)	—	—
Total	$156,976,069	$162,464,307

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	SIX MONTHS ENDED 11/30/18		YEAR ENDED 5/31/18
Class A	Shares	Amount	Shares	Amount
Shares sold	75,333	$864,333	198,902	$2,251,499
Shares issued in connection with
reinvestment of distributions	—	—	43,227	493,216
	75,333	864,333	242,129	2,744,715
Shares repurchased	(336,948)	(3,858,122)	(308,230)	(3,505,305)
Net decrease	(261,615)	$(2,993,789)	(66,101)	$(760,590)

Dynamic Risk Allocation Fund 99

	SIX MONTHS ENDED 11/30/18		YEAR ENDED 5/31/18
Class B	Shares	Amount	Shares	Amount
Shares sold	2,053	$22,368	1,921	$21,299
Shares issued in connection with
reinvestment of distributions	—	—	4,228	47,524
	2,053	22,368	6,149	68,823
Shares repurchased	(24,433)	(276,730)	(50,898)	(566,737)
Net decrease	(22,380)	$(254,362)	(44,749)	$(497,914)

	SIX MONTHS ENDED 11/30/18		YEAR ENDED 5/31/18
Class C	Shares	Amount	Shares	Amount
Shares sold	12,901	$143,935	40,373	$449,972
Shares issued in connection with
reinvestment of distributions	—	—	10,870	122,399
	12,901	143,935	51,243	572,371
Shares repurchased	(62,723)	(714,859)	(224,662)	(2,491,797)
Net decrease	(49,822)	$(570,924)	(173,419)	$(1,919,426)

	SIX MONTHS ENDED 11/30/18		YEAR ENDED 5/31/18
Class M	Shares	Amount	Shares	Amount
Shares sold	502	$5,891	3,687	$41,556
Shares issued in connection with
reinvestment of distributions	—	—	514	5,868
	502	5,891	4,201	47,424
Shares repurchased	(2,898)	(33,546)	(4,978)	(56,342)
Net decrease	(2,396)	$(27,655)	(777)	$(8,918)

	SIX MONTHS ENDED 11/30/18		YEAR ENDED 5/31/18
Class R	Shares	Amount	Shares	Amount
Shares sold	783	$8,982	1,469	$16,466
Shares issued in connection with
reinvestment of distributions	—	—	141	1,601
	783	8,982	1,610	18,067
Shares repurchased	(5,556)	(64,026)	(2,739)	(31,554)
Net decrease	(4,773)	$(55,044)	(1,129)	$(13,487)

	SIX MONTHS ENDED 11/30/18		YEAR ENDED 5/31/18
Class R6	Shares	Amount	Shares	Amount
Shares sold	350,409	$3,905,584	3,496,720	$38,241,197
Shares issued in connection with
reinvestment of distributions	—	—	215,775	2,453,358
	350,409	3,905,584	3,712,495	40,694,555
Shares repurchased	(347,651)	(3,994,288)	(6,017,580)	(66,293,580)
Net increase (decrease)	2,758	$(88,704)	(2,305,085)	$(25,599,025)

100 Dynamic Risk Allocation Fund

	SIX MONTHS ENDED 11/30/18		YEAR ENDED 5/31/18
Class Y	Shares	Amount	Shares	Amount
Shares sold	258,834	$2,932,768	548,443	$6,252,757
Shares issued in connection with
reinvestment of distributions	—	—	125,093	1,428,565
	258,834	2,932,768	673,536	7,681,322
Shares repurchased	(785,926)	(8,793,389)	(650,061)	(7,395,600)
Net increase (decrease)	(527,092)	$(5,860,621)	23,475	$285,722

At the close of the reporting period, two shareholders of record owned 21.4% and 33.0% respectively, of the outstanding shares of the fund.

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 5/31/18	cost	proceeds	income	of 11/30/18
Short-term investments
Putnam Cash Collateral
Pool, LLC*	$144,050	$2,601,674	$2,251,224	$5,422	$494,500
Putnam Short Term
Investment Fund**	19,395,321	19,515,350	29,761,980	145,067	9,148,691
Total Short-term
investments	$19,539,371	$22,117,024	$32,013,204	$150,489	$9,643,191

* No management fees are charged to Putnam Cash Collateral Pool, LLC (Note 1). Investment income shown is included in securities lending income on the Statement of operations. There were no realized or unrealized gains or losses during the period.

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Note 7: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate

Dynamic Risk Allocation Fund 101

participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased equity option contracts (contract amount)	$160,000
Purchased currency options (contract amount)	$2,500,000
Written equity option contracts (contract amount)	$78,000
Written currency options (contract amount)	$2,200,000
Futures contracts (number of contracts)	600
Forward currency contracts (contract amount)	$81,600,000
Centrally cleared interest rate swap contracts (notional)	$70,000,000
OTC total return swap contracts (notional)	$61,400,000
Centrally cleared total return swap contracts (notional)	$43,500,000
OTC credit default contracts (notional)	$8,900,000
Centrally cleared credit default contracts (notional)	$20,100,000
Warrants (number of warrants)	47,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Receivables, Net
	assets — Unrealized		Payables, Net assets —
Credit contracts	appreciation	$287,289*	Unrealized depreciation	$551,233*
Foreign exchange
contracts	Investments, Receivables	338,506	Payables	568,338
Investments,
Receivables, Net
	assets — Unrealized		Payables, Net assets —
Equity contracts	appreciation	2,582,896*	Unrealized depreciation	1,136,621*
Receivables, Net
	assets — Unrealized		Payables, Net assets —
Interest rate contracts	appreciation	611,720*	Unrealized depreciation	1,498,912*
Total		$3,820,411		$3,755,104

* Includes cumulative appreciation/depreciation of futures contracts and/or centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

102 Dynamic Risk Allocation Fund

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not
accounted for as
hedging				Forward
instruments under				currency
ASC 815	Warrants	Options	Futures	contracts	Swaps	Total
Credit contracts	$—	$—	$—	$—	$(405,759)	$(405,759)
Foreign exchange
contracts	—	(18,573)	—	(722,532)	—	$(741,105)
Equity contracts	(1,002)	(571,073)	(1,236,460)	—	(279,974)	$(2,088,509)
Interest
rate contracts	—	—	807,376	—	(2,267,711)	$(1,460,335)
Total	$(1,002)	$(589,646)	$(429,084)	$(722,532)	$(2,953,444)	$(4,695,708)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not
accounted for as
hedging				Forward
instruments under				currency
ASC 815	Warrants	Options	Futures	contracts	Swaps	Total
Credit contracts	$—	$—	$—	$—	$175,301	$175,301
Foreign exchange
contracts	—	(8,370)	—	76,487	—	$68,117
Equity contracts	(25,017)	157,698	(322,816)	—	52,672	$(137,463)
Interest
rate contracts	—	—	(470,006)	—	1,206,410	$736,404
Total	$(25,017)	$149,328	$(792,822)	$76,487	$1,434,383	$842,359

Dynamic Risk Allocation Fund 103

Note 9: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital, Inc. (clearing broker)	Citibank, N.A.	Citigroup Global Markets, Inc.	Credit Suisse International	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch International	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Morgan Stanley & Co. International PLC	NatWest Markets PLC	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total
Assets:
Centrally cleared interest rate
swap contracts§	$—	$—	$54,979	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$54,979
OTC Total return swap contracts*#	588,339	—	—	219,895	—	—	—	—	—	2,094	—	—	—	—	—	—	—	810,328
Centrally cleared total return
swap contracts§	—	—	6,150	—	—	—	—	—	—	—	—	—	—	—	—	—	—	6,150
OTC Credit default contracts —
protection sold*#	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
OTC Credit default contracts —
protection purchased*#	—	—	—	—	7,932	38,247	13,667	—	—	17,195	3,799	—	4,549	—	—	—	—	85,389
Centrally cleared credit default contracts§	—	—	944	—	—	—	—	—	—	—	—	—	—	—	—	—	—	944
Futures contracts§	—	—	—	—	—	—	—	—	—	—	—	53,346	—	—	—	—	—	53,346
Forward currency contracts#	9,796	19,634	—	25,790	—	40,439	31,228	57,794	34,043	—	—	—	—	10,259	33,035	40,618	5,089	307,725
Purchased options**#	401,788	—	—	403,436	—	—	25,993	—	420,337	—	—	—	—	—	—	—	—	1,251,554
Total Assets	$999,923	$19,634	$62,073	$649,121	$7,932	$78,686	$70,888	$57,794	$454,380	$19,289	$3,799	$53,346	$4,549	$10,259	$33,035	$40,618	$5,089	$2,570,415
Liabilities:
Centrally cleared interest rate
swap contracts§	—	—	1,814	—	—	—	—	—	—	—	—	—	—	—	—	—	—	1,814
OTC Total return swap contracts*#	508,561	2,156	—	205,969	—	347	—	—	—	—	—	—	—	—	—	—	—	717,033
Centrally cleared total return
swap contracts§	—	—	1,096	—	—	—	—	—	—	—	—	—	—	—	—	—	—	1,096
OTC Credit default contracts —
protection sold*#	—	—	—	—	6,544	7,797	50,310	—	—	56,034	—	—	6,184	—	—	—	—	126,869
OTC Credit default contracts —
protection purchased*#	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Centrally cleared credit default contracts§	—	—	6,669	—	—	—	—	—	—	—	—	—	—	—	—	—	—	6,669
Futures contracts§	—	—	—	—	—	—	—	—	—	—	—	31,498	—	—	—	—	—	31,498
Forward currency contracts#	34,737	3,393	—	18,960	—	36,229	61,660	37,527	274,871	—	—	—	—	23,857	30,894	18,882	13,720	554,730
Written options#	14,320	—	—	114,013	—	—	11,991	—	—	—	—	—	—	—	—	—	—	140,324
Total Liabilities	$557,618	$5,549	$9,579	$338,942	$6,544	$44,373	$123,961	$37,527	$274,871	$56,034	$—	$31,498	$6,184	$23,857	$30,894	$18,882	$13,720	$1,580,033
Total Financial and Derivative Net Assets	$442,305	$14,085	$52,494	$310,179	$1,388	$34,313	$(53,073)	$20,267	$179,509	$(36,745)	$3,799	$21,848	$(1,635)	$(13,598)	$2,141	$21,736	$(8,631)	$990,382
Total collateral received (pledged)†##	$442,305	$—	$—	$310,000	$—	$—	$—	$—	$179,509	$—	$—	$—	$—	$—	$—	$—	$—
Net amount	$—	$14,085	$52,494	$179	$1,388	$34,313	$(53,073)	$20,267	$—	$(36,745)	$3,799	$21,848	$(1,635)	$(13,598)	$2,141	$21,736	$(8,631)

104 Dynamic Risk Allocation Fund	Dynamic Risk Allocation Fund 105

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital, Inc. (clearing broker)	Citibank, N.A.	Citigroup Global Markets, Inc.	Credit Suisse International	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch International	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Morgan Stanley & Co. International PLC	NatWest Markets PLC	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total
Controlled collateral received (including
TBA commitments)**	$4,164,367	$—	$—	$310,000	$—	$—	$—	$—	$190,000	$—	$—	$—	$—	$—	$—	$—	$—	$4,664,367
Uncontrolled collateral received	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Collateral (pledged) (including
TBA commitments)**	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio. Collateral pledged for initial margin on futures contracts and centrally cleared swap contracts, which is not included in the table above, amounted to $793,366 and $2,925,622, respectively.

Note 10: New accounting pronouncements

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017–08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310–20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities held at a premium, to be amortized to the earliest call date. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

106 Dynamic Risk Allocation Fund	Dynamic Risk Allocation Fund 107

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

108 Dynamic Risk Allocation Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Kenneth R. Leibler, Chair	Vice President, Treasurer,
Management, LLC	Liaquat Ahamed	and Clerk
100 Federal Street	Ravi Akhoury
Boston, MA 02110	Barbara M. Baumann	Janet C. Smith
	Katinka Domotorffy	Vice President,
Investment Sub-Advisor	Catharine Bond Hill	Principal Financial Officer,
Putnam Investments Limited	Paul L. Joskow	Principal Accounting Officer,
16 St James’s Street	Robert E. Patterson	and Assistant Treasurer
London, England SW1A 1ER	George Putnam, III
	Robert L. Reynolds	Susan G. Malloy
Marketing Services	Manoj P. Singh	Vice President and
Putnam Retail Management		Assistant Treasurer
100 Federal Street	Officers
Boston, MA 02110	Robert L. Reynolds	Mark C. Trenchard
	President	Vice President and
Custodian		BSA Compliance Officer
State Street Bank	Jonathan S. Horwitz
and Trust Company	Executive Vice President,	Nancy E. Florek
	Principal Executive Officer,	Vice President, Director of
Legal Counsel	and Compliance Liaison	Proxy Voting and Corporate
Ropes & Gray LLP		Governance, Assistant Clerk,
	Robert T. Burns	and Assistant Treasurer
Vice President and
	Chief Legal Officer	Denere P. Poulack
Assistant Vice President, Assistant
	James F. Clark	Clerk, and Assistant Treasurer
Vice President and
Chief Compliance Officer

This report is for the information of shareholders of Putnam Dynamic Risk Allocation Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

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SA735 314373 1/19

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: January 28, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: January 28, 2019

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: January 28, 2019